PROSPECTUS SUPPLEMENT
(To Prospectus dated November 24, 1998)

                                  $362,332,500
                                 (Approximate)

                         Bear Stearns ARM Trust 2001-1
                                     Issuer

                Wells Fargo Bank Minnesota, National Association
                                Master Servicer

                   Structured Asset Mortgage Investments Inc.
                                     Seller

                 Bear Stearns ARM Trust, Mortgage Pass-Through
                          Certificates, Series 2001-1

   The Seller will form Bear Stearns ARM Trust 2001-1 (the "Issuer" or the "Trust"), and the Trust will issue the Certificates which will represent the entire beneficial interest in the Trust. The assets of the Trust will be pri-marily a pool of fixed and adjustable rate mortgage loans, divided into six groups, secured by first liens on one- to four-family residential properties. Cashflow from the mortgage loans and certain other proceeds from the mortgage loans will pay the classes of related Certificates. Only the Certificates iden-tified below are offered hereby.

   Capitalized terms used herein are defined where indicated in the Index of Principal Definitions.

   Consider carefully the risk factors beginning on page S-19 of this Prospec-tus Supplement and on page 18 of the Prospectus before purchasing any Certifi-cates.

   The Certificates are obligations only of the Trust. Neither the Certificates nor the mortgage loans are insured or guaranteed by any person, except as de-scribed herein. Distributions on the Certificates will be payable solely from the assets transferred to the Trust for the benefit of Certificateholders.

   Neither the Securities and Exchange Commission nor any state securities com-mission has approved the certificates or determined if this prospectus supple-ment or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

$44,424,300            Variable Rate(1)            Class A-1 Certificates
$50,477,200            Variable Rate(1)            Class A-2 Certificates
$71,037,800            Variable Rate(1)            Class A-3 Certificates
$73,898,400            Variable Rate(1)            Class A-4 Certificates
$55,630,500            Variable Rate(1)            Class A-5 Certificates
$57,892,900            Variable Rate(1)            Class A-6 Certificates
$        50            Variable Rate(1)            Class R-I Certificates
$        50            Variable Rate(1)            Class R-II Certificates
$ 4,943,100            Variable Rate(1)(2)         Class B-1 Certificates
$ 2,197,400            Variable Rate(1)(2)         Class B-2 Certificates
$ 1,830,800            Variable Rate(1)(2)         Class B-3 Certificates

---------------

(1)As described on page S-5 and page S-6 herein.
(2)This class is a subordinate certificate.


   Bear, Stearns & Co. Inc. (the "Underwriter") will offer the Certificates set forth above, subject to certain conditions, from time to time in negotiated transactions at varying prices to be determined at the time of sale. See "Meth-od of Distribution" herein.

   The Underwriter will deliver to purchasers the Class R-I and R-II Certifi-cates in physical form, and the remaining Certificates set forth above in book-entry form through The Depository Trust Company, in each case on or about January 31, 2001.

                            Bear, Stearns & Co. Inc.
           The date of this Prospectus Supplement is January 30, 2001

   IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                        AND THE ACCOMPANYING PROSPECTUS


         The Issuer provides information to you about the Certificates in two separate documents that progressively provide more detail: (a) the accompanying Prospectus, which provides general information, some of which may not apply to your Certificates and (b) this Prospectus Supplement, which describes the specific terms of your Certificates.

         If the terms of your Certificates vary between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information in this Prospectus Supplement.

         The Issuer includes cross-references in this Prospectus Supplement and the accompanying Prospectus to captions in these materials where you can find further related discussions. The following Tables of Contents provide the pages on which these captions are located.

         The Issuer may have filed preliminary information regarding the Trust's assets and the Certificates with the SEC. If so, the information contained in this document supersedes all of that preliminary information, which was prepared by the Underwriter for prospective investors.

         Statements contained herein which do not relate to historic or current information may be deemed to contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "1933 Act"). Actual results could differ materially from those contained in such statements as a result of the matters set forth under "Summary of Terms--Yield and Prepayment Considerations" and "Yield and Prepayment Considerations" and elsewhere in this Prospectus Supplement.

         The Seller's principal offices are located at 245 Park Avenue, New York, New York 10167 and its telephone number is (212) 272-2000.


                                                         TABLE OF CONTENTS
                                                       PROSPECTUS SUPPLEMENT

Caption                                                  Page         Caption                                                  Page
-------                                                  ----         -------                                                  ----
SUMMARY OF TERMS .........................................S-4              Interest ...........................................S-36
RISK FACTORS ............................................S-19              Principal ..........................................S-38
     Delinquencies ......................................S-19              Allocation of Losses; Subordination ................S-42
     Geographic Concentration ...........................S-19              Subordination ......................................S-43
     No Compensating Interest on the Mortgage Loans                   YIELD AND PREPAYMENT CONSIDERATIONS .....................S-45
       Serviced by RFC ..................................S-19              General ............................................S-45
     Hybrid Mortgage Loans ..............................S-19              Additional Yield Considerations for Residual
     Special Risks for Residual Certificates ............S-20                Certificates .....................................S-46
     Changes in Pass-Through Rates ......................S-20              Assumed Final Distribution Date ....................S-46
     Cash Shortfalls ....................................S-20              Weighted Average Lives .............................S-46
     Cross-Collaterization ..............................S-21              Prepayment Model ...................................S-47
     Other Risks ........................................S-21              Pricing Assumptions ................................S-47
DESCRIPTION OF THE MORTGAGE LOANS .......................S-21              Decrement Tables ...................................S-47
     Certain Characteristics of the Group 1 Mortgage                       Class B-1, Class B-2 and Class B-3 Certificate
       Loans ............................................S-22                Pre-Tax Yield Considerations .....................S-53
     Certain Characteristics of the Group 2 Mortgage                  THE POOLING AND SERVICING AGREEMENT .....................S-53
       Loans ............................................S-23              General ............................................S-53
     Certain Characteristics of the Group 3 Mortgage                       Voting Rights ......................................S-53
       Loans ............................................S-23              Assignment of Mortgage Loans .......................S-54
     Certain Characteristics of the Group 4 Mortgage                       Representations and Warranties .....................S-55
       Loans ............................................S-23              Collection and Other Servicing Procedures ..........S-55
     Certain Characteristics of the Group 5 Mortgage                       Hazard Insurance ...................................S-57
       Loans ............................................S-23              Realization Upon Defaulted Mortgage Loans ..........S-58
     Certain Characteristics of the Group 6 Mortgage                       Servicing Compensation and Payment of Expenses .....S-58
       Loans ............................................S-23              Protected Account ..................................S-59
     Indices on the Mortgage Loans ......................S-23              Certificate Account ................................S-59
     Primary Mortgage Insurance and the Radian PMI                         Certain Matters Regarding the Master Servicer ......S-61
       Policy ...........................................S-25              Events of Default ..................................S-61
THE MASTER SERVICER AND THE SERVICERS ...................S-25              Monthly Advances ...................................S-62
     General ............................................S-25              Reports to Certificateholders ......................S-63
     The Master Servicer ................................S-26              Termination ........................................S-63
     Delinquency and Foreclosure Experiences of                            The Trustee ........................................S-63
       Certain of the Servicers .........................S-26         FEDERAL INCOME TAX CONSIDERATIONS .......................S-64
          GMAC Mortgage .................................S-26              Special Tax Considerations Applicable to
          GMAC's Delinquency and Foreclosure                                 Residual Certificates ............................S-65
            Experience ..................................S-27         ERISA CONSIDERATIONS ....................................S-65
          Countrywide ...................................S-27         RESTRICTIONS ON PURCHASE AND TRANSFER OF THE
          Countrywide's Delinquency and Foreclosure                        RESIDUAL CERTIFICATES ..............................S-67
            Experience ..................................S-28         LEGAL INVESTMENT ........................................S-68
          Alliance ......................................S-28         METHOD OF DISTRIBUTION ..................................S-68
          Alliance's Delinquency Experience .............S-29         LEGAL MATTERS ...........................................S-69
MORTGAGE LOAN ORIGINATION ...............................S-30         RATINGS .................................................S-69
     The Originators ....................................S-30         INDEX OF PRINCIPAL DEFINITIONS ..........................S-70
          ReliaStar Purchase Program ....................S-30         ANNEX A - Certain Characteristics of the Mortgage Loans
          First Horizon Underwriting ....................S-31
DESCRIPTION OF THE CERTIFICATES .........................S-31
     General ............................................S-31
     Book-Entry Registration ............................S-32
     Available Funds ....................................S-33
     Distributions on the Certificates ..................S-34



                                                             PROSPECTUS

Caption                                                  Page         Caption                                                  Page
-------                                                  ----         -------                                                  ----
Prospectus Supplement ......................................2              Resignation of Trustee ...............................66
Available Information ......................................2              Amendment ............................................66
Incorporation of Certain Documents By Reference ............3              Termination; Optional Termination ....................67
Reports to Securityholders .................................3         Legal Aspects of the Mortgage Loans .......................67
Summary of Terms ...........................................4              General ..............................................67
Risk Factors ..............................................18              Foreclosure/Repossession .............................70
The Trust Fund ............................................21              Rights of Redemption .................................72
     The Mortgage Loans - General .........................21              Anti-Deficiency Legislation and Other
     Single Family and Cooperative Loans ..................24                Limitations on Lenders .............................73
     Multi-family Loans ...................................24              Due-on-Sale Clauses ..................................74
     Contracts ............................................24              Prepayment Charges ...................................74
     Agency Securities ....................................25              Applicability of Usury Laws ..........................74
     Private Mortgage-Backed Securities ...................29              Soldiers' and Sailors' Civil Relief Act ..............75
     U.S. Government Securities ...........................31              Product Liability and Related Litigation .............75
     FASITs ...............................................31              Environmental Considerations .........................76
     Substitution of Mortgage Assets ......................31         Federal Income Tax Consequences ...........................76
Use of Proceeds ...........................................31              General ..............................................76
The Seller ................................................32              REMIC and FASIT Elections ............................77
The Mortgage Loans ........................................32              REMIC Securities .....................................77
     Underwriting Standards ...............................32              Tiered REMIC Structures ..............................78
     Qualifications of Lenders ............................33              REMIC Regular Securities .............................78
     Representations by Lenders; Repurchases ..............33              Tax Treatment of Yield Supplement Agreements .........84
     Optional Purchase of Defaulted Loans .................35              REMIC Residual Certificates ..........................84
Description of the Securities .............................35              Transfers of REMIC Residual Certificates .............87
     General ..............................................35              Deductibility of Trust Fund Expenses .................88
     Distributions on Securities ..........................36              Foreign Investors in REMIC Securities ................89
     Advances .............................................38              Backup Withholding on REMIC Securities ...............90
     Reports to Securityholders ...........................38              REMIC Administrative Matters .........................90
     Book-Entry Registration ..............................39              FASIT Securities .....................................90
Exchangeable Securities ...................................42              Qualification as a FASIT .............................91
     General ..............................................42              Tiered FASIT Structures ..............................92
     Exchanges ............................................43              FASIT Regular Securities .............................92
     Procedures and Exchange Proportions ..................46              Tax Treatment of Yield Supplement Agreements .........93
Credit Enhancement ........................................47              FASIT Ownership Certificate ..........................93
     General ..............................................47              Grantor Trusts .......................................95
     Subordination ........................................47              Tax Characterization of the Trust as a
     Pool Insurance Policies ..............................48                Partnership ........................................98
     Special Hazard Insurance Policies ....................49              Tax Consequences to Holders of Debt Securities
     Bankruptcy Bonds .....................................50                Issued by a Partnership ............................98
     FHA Insurance; VA Guarantees .........................50              Tax Consequences to Holders of Notes Issued by
     FHA Insurance on Multi-family Loans ..................52                a Partnership .....................................100
     Reserve and Other Accounts ...........................52              Tax Consequences to Holders of Certificates
     Other Insurance, Guarantees and Similar                                 Issued by a Partnership ...........................100
       Instruments or Agreements ..........................53              Taxation of Classes of Exchangeable Securities ......104
     Cross Support ........................................53              Callable Classes ....................................106
Yield and Prepayment Considerations .......................53         State Tax Consequences ...................................106
Administration ............................................55         ERISA Considerations .....................................106
     Assignment of Mortgage Assets ........................55         Legal Investment .........................................111
     Payments on Mortgage Loans; Deposits to Accounts .....56              SMMEA ...............................................111
     Sub-Servicing by Lenders .............................58              FFIEC Policy Statement ..............................111
     Collection Procedures ................................59              Generally ...........................................112
     Hazard Insurance .....................................60         Method of Distribution ...................................113
     Realization Upon Defaulted Mortgage Loans ............61         Legal Matters ............................................113
     Servicing and Other Compensation and Payment of                  Financial Information ....................................113
       Expenses ...........................................62         Rating ...................................................114
     Evidence as to Compliance ............................63         Glossary .................................................115
     Certain Matters Regarding the Master Servicer
       and the Seller .....................................63
     Events of Default; Rights Upon Event of Default ......64
     The Trustee ..........................................65
     Duties of the Trustee ................................66


                                SUMMARY OF TERMS

         This summary highlights selected information appearing in greater detail elsewhere in this Prospectus Supplement and in the accompanying Prospectus. To understand the offering, you should carefully read the entire Prospectus Supplement and Prospectus. You can find the location of the meaning assigned to capitalized terms used but not defined in this summary in the Index of Principal Definitions herein.

Issuer..................    Bear Stearns ARM Trust 2001-1 (also called the
                              "Trust").

Seller..................    Structured Asset Mortgage Investments, Inc.
                              ("SAMI"). See "Structured Asset Mortgage
                              Investments Inc." in the Prospectus.

Mortgage Loan Seller....    EMC Mortgage Corporation ("EMC"), an affiliate of
                              the Seller.

Master Servicer.........    Wells Fargo Bank Minnesota, National Association
                              ("Wells Fargo").

Servicers...............    The Mortgage Loans included in the six Mortgage
                              Loan Groups will be serviced by the following servicers (each, a "Servicer"):

  Group 1...............    Alliance Mortgage Company ("Alliance"), ABN AMRO
                              Mortgage Group, d.b.a. Atlantic Mortgage and
                              Investment Corporation ("Atlantic Mortgage"), Cendant Mortgage Company ("Cendant"), Charter Southwest Commercial, Inc. ("Charter Southwest"), Countrywide Home Loans, Inc. ("Countrywide"), First Union National Bank ("First Union"), GMAC Mortgage Corporation ("GMAC Mortgage"), HomeSide Lending, Inc. of Jacksonville, Florida ("HomeSide"), National City Mortgage ("Nat City"), PNC Mortgage Corp. of America ("PNC"), Residential Funding Corporation ("RFC"), and Wells Fargo Mortgage, Inc. ("Wells Fargo Mortgage").

  Group 2...............    GMAC Mortgage.

  Group 3...............    Alliance, Atlantic Mortgage, Countrywide, First
                              Indiana Bank ("First Indiana"), First Union, GMAC Mortgage, RFC and Wells Fargo Mortgage.

  Group 4...............    Alliance, Atlantic Mortgage, Countrywide, First
                              Union, GMAC Mortgage, HomeSide, Nat City, PNC, RFC and Wells Fargo Mortgage.

  Group 5...............    Alliance, Atlantic Mortgage, Countrywide, First
                              Union, HomeSide, GMAC Mortgage, Nat City, RFC and Wilmington Savings Fund Society, FSB ("Wilmington").

  Group 6...............    Alliance, Atlantic Mortgage, Charter Southwest,
                              Countrywide, First Union, GMAC Mortgage, HomeSide and Wells Fargo Mortgage.

Trustee.................    Bankers Trust Company of California, N.A.

Cut-off Date............    January 1, 2001.

Closing Date............    On or about January 31, 2001.

The Certificates
  Title.................    Bear Stearns ARM Trust, Mortgage Pass-Through
                              Certificates, Series 2001-1 (the "Certificates"). The Trust will issue the Certificates pursuant to a Pooling and Servicing Agreement (the "Agreement") to be dated as of the Cut-off Date among SAMI, the Master Servicer and the Trustee.

  Offered Certificates..    The Classes of Certificates in the approximate
                              principal amounts set forth on the cover page hereto. The Classes of Offered Certificates have pass-through rates (each, a "Pass-Through Rate") as follows:

                              The Class A-1, Class R-I and Class R-II
                                Certificates will bear interest at a variable Pass- Through Rate equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans. The Pass-Through Rate for the Class A-1, Class R-I and Class R-II Certificates with respect to the first Interest Accrual Period is expected to be approximately 8.207% per annum.

                              The Class A-2 Certificates will bear interest at
                                a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans. The Pass- Through Rate for the Class A-2 Certificates with respect to the first Interest Accrual Period is expected to be approximately 7.494% per annum.

                              The Class A-3 Certificates will bear interest at
                                a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans. The Pass- Through Rate for the Class A-3 Certificates with respect to the first Interest Accrual Period is expected to be approximately 6.777% per annum.

                              The Class A-4 Certificates will bear interest at
                                a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 4 Mortgage Loans. The Pass- Through Rate for the Class A-4 Certificates with respect to the first Interest Accrual Period is expected to be approximately 6.967%.

                              The Class A-5 Certificates will bear interest at
                                a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 5 Mortgage Loans. The Pass- Through Rate for the Class A-5 Certificates with respect to the first Interest Accrual Period is expected to be approximately 7.029%.

                              The Class A-6 Certificates will bear interest at
                                a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 6 Mortgage Loans. The Pass- Through Rate for the Class A-6 Certificates with respect to the first Interest Accrual Period is expected to be approximately 6.884%.

                              The Class B-1, Class B-2 and Class B-3
                                Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates of all Classes of Senior Certificates, weighted in proportion to the results of subtracting from the aggregate principal balance of the Mortgage Loans in each Mortgage Loan Group, the Class Principal Balance of the related Class or Classes of Senior Certificates. The Pass-Through Rate for the Class B-1, Class B-2 and Class B-3 Certificates with respect to the first Interest Accrual Period is expected to be approximately 7.156% per annum.

  Other Certificates....    The Trust also will issue the following Classes of
                              "Other Certificates," in the indicated approximate original principal amounts and bearing the indicated rates of interest, which will provide credit support to the Offered Certificates, but which are not offered by this Prospectus
                              Supplement:


                                                     Initial Principal     Pass-Through
                                     Class                Amount               Rate
                                     -----                ------               ----
                            Class B-4 Certificates      $1,464,800              (1)
                            Class B-5 Certificates      $1,098,400              (1)
                            Class B-6 Certificates      $1,281,973              (1)


                            ----------
                            (1) Interest accrues at the same rate as interest accrues on the Class B-1, Class B-2 and Class B-3 Certificates.

                            The information contained herein with respect to
                              the Other Certificates is provided only to permit you to better understand the Offered Certificates.

Other Designations--
  Certificates..........    Offered Certificates and Other Certificates.

  Senior Certificates...    The Class A-1, A-2, A-3, A-4, A-5, A-6, R-I and
                              R-II Certificates.

  Group 1 Senior
    Certificates........    The Class A-1, R-I and R-II Certificates.

  Subordinate
    Certificates........    The Class B-1, Class B-2, Class B-3, Class B-4,
                              Class B-5 and Class B-6 Certificates.

  Offered Subordinate
    Certificates........    The Class B-1, Class B-2 and Class B-3 Certificates.

  Group 1 Certificates..    The Group 1 Senior Certificates and Subordinate
                              Certificates.

  Group 2 Certificates..    The Class A-2 Certificates and Subordinate
                              Certificates.

  Group 3 Certificates..    The Class A-3 Certificates and Subordinate
                              Certificates.

  Group 4 Certificates..    The Class A-4 Certificates and Subordinate
                              Certificates.

  Group 5 Certificates..    The Class A-5 Certificates and Subordinate
                              Certificates.

  Group 6 Certificates..    The Class A-6 Certificates and Subordinate
                              Certificates.

  Regular Certificates..    All Classes of Certificates other than the Residual
                              Certificates.

  Residual Certificates.    The Class R-I and Class R-II Certificates.

Physical Certificates...    The Residual Certificates and the Other
                              Certificates.

Book-Entry Certificates.    All Certificates other than the Physical
                              Certificates.

Denominations...........    Senior Certificates (other than the Residual
                              Certificates), $1,000 and increments of $1.00 in excess thereof; the Residual Certificates, a single Certificate for each Class representing $50 each; and the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof.

Registration............    Each investor in a Class of Book-Entry
                              Certificates will hold beneficial interests in such Certificates through DTC. Each Class of Physical Certificates will be issued in certificated fully-registered form.

Distribution Dates......    The 25th day of each month, or if such day is not
                              a business day, then the next succeeding Business Day, beginning in February 2001 (each, a "Distribution Date").

Record Date.............    The "Record Date" for each Distribution Date will
                              be the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.

Interest Accrual Period.    With respect to each Distribution Date, the
                              calendar month preceding the month in which the Distribution Date occurs, beginning with January 2001.

The Mortgage Pool.......    The Mortgage Loans in the aggregate (the "Mortgage
                              Pool") generally consist of first lien fixed and adjustable rate mortgage loans secured by one- to four-family residences, individual condominium and cooperative units and planned unit developments having original terms to stated maturity of 40 years or less.

                            All of the adjustable rate Mortgage Loans are
                              either hybrid adjustable rate mortgage loans, which have a fixed interest rate for an initial period followed by annual adjustments ("Hybrid Mortgage Loans") or other adjustable rate mortgage loans with interest rates that adjust annually, semi- annually or every three years. The mortgage rate on each adjustable rate Mortgage Loan will be adjusted periodically following the initial fixed-rate period to equal the related Index plus a fixed percentage set forth in or computed in accordance with the related note (a "Gross Margin") subject to rounding and to certain other limitations, including a maximum lifetime Mortgage Rate (a "Maximum Lifetime Mortgage Rate") and a Periodic Cap on each Adjustment Date (each as defined herein) other than the first Adjustment Date, all as more fully described under "Description of the Mortgage Loans" herein. The related "Index" is as described under "Description of the Mortgage Loans--Indices on the Mortgage Loans" herein.

                            The Mortgage Loans have been divided into the
                              Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans (collectively, the "Mortgage Loans") as more fully described below and in Annex A hereto. The Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates will be entitled to receive distributions generally with respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans, respectively, except as described herein.

                            The Mortgage Loans, other than the Group 2
                              Mortgage Loans, were originated by or on behalf of ReliaStar Financial Corp. and its affiliates ("ReliaStar"), The Roslyn Savings Bank ("Roslyn") or American Home Mortgage. The Group 2 Mortgage Loans were originated by or on behalf of First Horizon Home Loan Corporation.

                            All percentage information in respect of the
                              Mortgage Loans provided herein is approximate and, unless otherwise indicated, has been calculated on the basis of the aggregate principal balance of the Mortgage Loans or the related Mortgage Loan Group, as appropriate, as of the Cut-off Date.

Group 1.................    The Group 1 Mortgage Loans are seasoned adjustable
                              rate mortgage loans, substantially all of which have passed their first interest adjustment dates. The mortgage rates on the Group 1 Mortgage Loans adjust annually or semi-annually based upon either the One Year CMT Index (approximately 96.59% of the Group 1 Mortgage Loans) or the Six Month CMT Index (approximately 3.41% of the Group 1 Mortgage Loans).

                            Less than 3% of the Group 1 Hybrid Mortgage Loans
                              are convertible mortgage loans, which generally provide that, at the option of the related mortgagors, the adjustable interest rates on such mortgage loans may be converted to fixed interest rates.

Group 2.................    All of the Group 2 Mortgage Loans are seasoned
                              Hybrid Mortgage Loans with high original loan-to-value ratios that have fixed rates for an initial period of three years, and thereafter adjust annually based on the One Year CMT Index. A primary mortgage insurance policy provided by Radian Guaranty, Inc. provides coverage for certain losses on the Group 2 Mortgage Loans. See "Description of the Mortgage Loans--Primary Mortgage Insurance and the Radian PMI Policy" herein.

Group 3.................    Approximately 98.12% of the Group 3 Mortgage Loans
                              are seasoned Hybrid Mortgage Loans with remaining terms to first adjustments of between 12 and 34 months and thereafter adjust annually based on the One Year CMT Index. The remainder of the Group 3 Mortgage Loans are seasoned adjustable rate loans that adjust every three years based on the Three Year CMT Index.

Group 4.................    The Group 4 Mortgage Loans are seasoned Hybrid
                              Mortgage Loans with remaining terms to first adjustments of between 35 and 60 months, and thereafter adjust annually based on the One Year CMT Index.

Group 5.................    The Group 5 Mortgage Loans are seasoned Hybrid
                              Mortgage Loans with remaining terms to first adjustments of between 56 and 84 months, and thereafter adjust annually based on the One Year CMT Index.

Group 6.................    Approximately 89.75% of the Group 6 Mortgage Loans
                              are seasoned Hybrid Mortgage Loans with remaining terms to first adjustments of between 85 and 120 months, and thereafter adjust annually based on the One Year CMT Index. The remaining Group 6 Mortgage Loans are fixed rate mortgage loans.

                            The Issuer has set forth below certain information
                              regarding the Mortgage Loans in each Mortgage Loan Group and the related Mortgaged Properties as of the Cut-off Date. All such information is provided on an approximate basis. The assumptions made and the basis of the calculations are set forth together with the more detailed statistical information relating to the Mortgage Loan Groups in Annex A which is attached hereto and is a part of this Prospectus Supplement. You should also refer to "Description of the Mortgage Loans" herein.


                                              SUMMARY OF MORTGAGE LOAN INFORMATION*

                                                        Group 1         Group 2         Group 3        Group 4         Group 5
                                                       Mortgage        Mortgage        Mortgage        Mortgage        Mortgage
                                                         Loans           Loans           Loans          Loans           Loans
                                                     -----------------------------------------------------------------------------
Number of Mortgage Loans..........................            313             333             275             230             173

Aggregate Scheduled Principal Balance.............   $ 46,035,698    $ 52,308,017    $ 73,614,337    $ 76,578,677    $ 57,648,285

Minimum Scheduled Principal Balance...............   $      1,895    $     40,960    $     32,016    $     37,133    $     60,382

Maximum Scheduled Principal Balance...............   $    622,395    $    435,482    $  1,955,178    $  1,278,506    $    859,761

Average Scheduled Principal Balance...............   $    147,079    $    157,081    $    267,688    $    332,951    $    333,227

Minimum Mortgage Rate (per annum).................          6.375%          6.250%          5.500%          5.875%          6.375%

Maximum Mortgage Rate (per annum).................          9.750%         10.000%          8.750%          9.125%          8.625%

Weighted Average Mortgage Rate (per annum)........          8.665%          8.389%          7.137%          7.334%          7.356%

Minimum Aggregate Expense Rate (per annum)........          0.270%          0.895%          0.190%          0.270%          0.270%

Maximum Aggregate Expense Rate (per annum)........          0.870%          0.895%          0.870%          0.935%          0.935%

Weighted Average Expense Rate (per annum)**.......          0.459%          0.895%          0.360%          0.366%          0.327%

Weighted Average Net Rate (per annum).............          8.207%          7.494%          6.777%          6.967%          7.029%

Minimum Remaining Term to Maturity (months).......              4             328              25             275              67

Maximum Remaining Term to Maturity (months).......            353             356             477             478             477

Weighted Average Remaining Term to Maturity
  (months)........................................            260             343             322             357             346

Weighted Average Original Loan-to-Value Ratio.....          75.65%          99.70%          75.08%          75.30%          75.83%

Weighted Average Current Loan-to-Value Ratio***...          66.06%          99.70%          71.86%          73.13%          74.43%

Top 3 Locations of Mortgaged Property.............     CA - 13.18%     OR - 17.75%     CA - 21.97%     CA - 23.83%     PA - 27.34%
                                                       VA - 11.95%     WA - 14.93%      CO - 7.64%     VA - 17.60%     CA - 11.82%
                                                       NJ - 10.75%     GA - 11.33%      GA - 7.14%      IL - 6.75%      DE - 7.29%

Weighted Average Gross Margin.....................          2.759%          2.997%          2.750%          2.775%          2.752%

Weighted Average Cap at First Interest Adjustment
  Date............................................          2.069%          4.594%          4.867%          4.950%          4.869%

Weighted Average Periodic Cap.....................           2.00%           2.00%           2.00%           2.00%           2.00%

Weighted Average Maximum Lifetime Mortgage Rate
  (per annum).....................................         14.163%         14.374%         12.250%         12.535%         12.481%

Weighted Average Months to First Interest
   Adjustment Date (months).......................              6              19              24              49              70


                                                       Group 6
                                                       Mortgage          Total
                                                        Loans        Mortgage Pool
                                                     -----------------------------
Number of Mortgage Loans..........................            195            1519

Aggregate Scheduled Principal Balance.............   $ 59,992,661    $366,177,674

Minimum Scheduled Principal Balance...............   $         57    $         57

Maximum Scheduled Principal Balance...............   $  2,299,522    $  2,299,522

Average Scheduled Principal Balance...............   $    307,655    $    241,065

Minimum Mortgage Rate (per annum).................          5.500%          5.500%

Maximum Mortgage Rate (per annum).................         10.375%         10.375%

Weighted Average Mortgage Rate (per annum)........          7.256%          7.603%

Minimum Aggregate Expense Rate (per annum)........          0.270%          0.190%

Maximum Aggregate Expense Rate (per annum)........          0.935%          0.935%

Weighted Average Expense Rate (per annum)**.......          0.373%          0.447%

Weighted Average Net Rate (per annum).............          6.884%          7.156%

Minimum Remaining Term to Maturity (months).......              3               3

Maximum Remaining Term to Maturity (months).......            475             478

Weighted Average Remaining Term to Maturity
  (months)........................................            318             328

Weighted Average Original Loan-to-Value Ratio.....          71.62%          78.27%

Weighted Average Current Loan-to-Value Ratio***...          68.88%          75.30%

Top 3 Locations of Mortgaged Property.............     CA - 13.55%     CA - 16.03%
                                                        VA - 9.85%     VA - 10.58%
                                                        NJ - 8.36%      PA - 6.06%

Weighted Average Gross Margin.....................          2.751%          2.793%

Weighted Average Cap at First Interest
  Adjustment Date.................................          4.984%          4.504%

Weighted Average Periodic Cap.....................           2.00%           2.00%

Weighted Average Maximum Lifetime Mortgage Rate
  (per annum).....................................         12.196%         12.894%

Weighted Average Months to First Interest
  Adjustment Date (months)........................             98              45


----------

* All of the information presented is approximate and weighted average information is calculated on the basis of the aggregate principal balance of the Mortgage Loans or the Mortgage Loan Group, as appropriate.

**       With respect to certain of the Mortgage Loans serviced by Countrywide, the Servicing Fee will increase by 0.125% for each Mortgage Loan on its initial interest adjustment date.

***      These values were calculated using original principal balances for the
First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

Distributions on the
  Certificates..........    Distributions will be made with respect to each
                              Class of Certificates primarily from certain collections and other recoveries on the Mortgage Loans in the related Mortgage Loan Group. On each Distribution Date with respect to either payments of interest or principal: (i) the Senior Certificates will be entitled to receive all amounts distributable to them for such Distribution Date before any distributions are made to the Subordinate Certificates on such date, and (ii) the Subordinate Certificates of each Class will be entitled to receive all amounts distributable to them for such Distribution Date before any distributions are made on such date on any Class of Subordinate Certificates with a higher numerical class designation.

                            The Servicers will collect monthly payments of
                              principal and interest on the Mortgage Loans and will be obligated to make advances of delinquent monthly principal and interest payments under the circumstances described herein. After retaining Servicing Fees due to them and amounts that reimburse them for reimbursable expenses and advances, the Servicers will remit such collections and any required delinquency advances to the Master Servicer. The Master Servicer will be obligated to make any required delinquency advances if the applicable Servicer fails in its obligation to do so, to the extent provided in the Agreement. After retaining Master Servicing Fees and other amounts due to the Master Servicer under the Agreement, the Master Servicer will remit collections received by it and any required delinquency advances to the Trustee on the Business Day prior to each Distribution Date. The aggregate amount of such monthly collections and advances is described under the heading "Description of the Certificates--Available Funds" in this Prospectus Supplement.

                            Distributions to Certificateholders will be made
                              with respect to each loan group as follows:

                            ----------------------------------------------------
                                                 Step 1

                              Distribution of interest to the related Senior
                                              Certificates

                            ----------------------------------------------------

                                                   |
                                                   |
                                                   V

                            ----------------------------------------------------
                                                 Step 2

                              Distribution of principal to the related Senior
                                          Certificates
                            ----------------------------------------------------

                                                   |
                                                   |
                                                   V

                            ----------------------------------------------------
                                                 Step 3

                                  Distribution to the Offered Subordinate
                                         Certificates as follows:

                                  Interest to the Class B-1 Certificates
                                  Principal to the Class B-1 Certificates
                                  Interest to the Class B-2 Certificates
                                  Principal to the Class B-2 Certificates
                                  Interest to the Class B-3 Certificates
                                  Principal to the Class B-3 Certificates
                            ----------------------------------------------------

                                                   |
                                                   |
                                                   V

                            ----------------------------------------------------
                                                 Step 4

                               Distribution of interest and principal to the
                                           Other Certificates
                            ----------------------------------------------------

                                                   |
                                                   |
                                                   V

                            ----------------------------------------------------
                                                 Step 5

                            Distribution of any remaining funds to the Residual
                                              Certificates*
                            ----------------------------------------------------

                            ----------

                            * It is very unlikely that any distributions will
                              be made to the Residual Certificates under Step 5.

                            As a Certificateholder, you will generally be
                              entitled to receive on each Distribution Date your pro rata share of interest on the Certificates of each Class you hold, which will accrue during the preceding Interest Accrual Period, in an amount equal to:

                                   o    1/12th

                                        multiplied by

                                   o    the applicable pass-through rate for
                                        such Class set forth herein

                                        multiplied by

                                   o    the Current Principal Amount of such
                                        Class immediately prior to such
                                        Distribution Date.

                            You will also be entitled to receive your pro rata
                              share of any previously accrued and unpaid interest on such Classes.

                            The Pass-Through Rates on the Offered Certificates
                              may vary on each Distribution Date based on the mortgage rates on the Mortgage Loans.

                            Interest distributions may be reduced by
                              shortfalls of interest incurred on the Mortgage Loans. Certain interest shortfalls may be made up by compensating interest payments made by the related Servicer (other than RFC) from its servicing fee to the extent described herein or, under the circumstances described herein, by the Master Servicer from its Master Servicing Fee. Neither RFC nor the Master Servicer is obligated to pay interest shortfalls with respect to the Mortgage Loans serviced by RFC. See "The Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses." Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

                            Principal distributions on Certificates will be
                              allocated among the various classes of
                              Certificates as more fully described under "Description of the Certificates--Distributions on the Certificates" in the Prospectus Supplement. Not all Classes of Offered Certificates will receive principal on each Distribution Date.

Credit Enhancement--
  General...............    The Subordinate Certificates will provide credit
                              enhancement for the Senior Certificates. Each Class of Subordinate Certificates with a higher numerical Class designation will provide credit enhancement for each Class of Certificates with a lower numerical Class designation.

Credit Enhancement--
  Subordination;
  Allocation of Losses..    Distributions will be made to Senior Certificates
                              prior to distributions to the Subordinate
                              Certificates and as among the Subordinate
                              Certificates, to such Classes in numerical order.

                            So long as the Subordinate Certificates are
                              outstanding, the Issuer will allocate losses first to the Subordinate Certificates, in reverse numerical order beginning with the Class with the highest numerical designation, before allocating them to the Senior Certificates. A loss is allocated to a Certificate by reducing its principal amount by the amount of the loss. Losses occur if:

                                   o    the Trust cannot dispose of a Mortgaged
                                        Property upon liquidation for an amount
                                        at least equal to the total amount owed
                                        by the Mortgagor plus expenses of
                                        liquidation and any unreimbursed
                                        advances; or

                                   o    the Mortgagor's monthly payments are
                                        reduced or the principal balance of the
                                        Mortgage Loan is reduced following a
                                        bankruptcy proceeding or default
                                        modification.

                            If no Subordinate Certificates remain outstanding,
                              losses for each Mortgage Loan Group will be allocated among the related Senior Certificates in proportion to their remaining principal amounts.

                            The subordination provided by the Subordinate
                              Certificates will increase the likelihood of timely receipt by the holders of the Certificates with higher relative payment priority of the maximum amount to which they are entitled on any Distribution Date and will provide such holders protection against losses resulting from defaults on Mortgage Loans to the extent described herein. See "Description of the Certificates-- Distributions on the Certificates," "--Allocation of Losses; Subordination" and "--Subordination" herein.

                            Since the Subordinate Certificates will absorb
                              losses on Mortgage Loans in all Mortgage Loan Groups, a disproportionate amount of losses with respect to Mortgage Loans in one or more Mortgage Loan Groups will adversely impact the availability of subordination to the Senior Certificates related to the other Mortgage Loan Groups, and may affect the Pass-Through Rate for the Subordinate Certificates.

                            As of the Closing Date, the aggregate Current
                              Principal Amounts of the Subordinate Certificates will equal approximately 3.50% of the aggregate Current Principal Amounts of all the Classes of Certificates.

                            In addition, to extend the period during which the
                              Subordinate Certificates remain available as credit enhancement to the Senior Certificates, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the Mortgage Loans in a Mortgage Loan Group will be allocated to the related Senior Certificates to the extent described herein through January 2011. Such allocation will be subject to reduction thereafter as described herein. This disproportionate allocation of prepayments and unscheduled recoveries of principal to Senior Certificates will accelerate the amortization of the related Senior Certificates for each Mortgage Loan Group as a whole while, in the absence of losses in respect of the Mortgage Loans in the related Mortgage Loan Group, increasing the percentage interest in the principal balance of the Mortgage Loans in such Mortgage Loan Group evidenced by the Subordinate Certificates. See "Description of the Certificates--Distributions on the Certificates" and "--Subordination" herein.

Group 2 Credit
  Enhancement--
  Radian PMI Policy.....    Credit enhancement will also be provided by the
                              PMI Policy issued by Radian Guaranty Inc. with respect to all of the Group 2 Mortgage Loans (the "PMI Policy"). The PMI Policy will not cover special hazard losses, fraud losses and certain other types of losses as described in such policy. Claims under the PMI Policy will reduce uninsured exposure to an amount equal to 65% of the lesser of the appraised value or purchase price, as the case may be (the "PMI Policy Loan Coverage"), of the related Mortgage Property.

                            The PMI Policy will only provide limited
                              protection against losses on the Group 2 Mortgage Loans. To the extent that, with respect to any Group 2 Mortgage Loan, (i) the loss exceeds the PMI Policy Loan Coverage for that Mortgage Loan or
                              (ii) the loss on that Mortgage Loan is subject to an exclusion from coverage as described in the PMI Policy, the loss on such Mortgage Loan will not be covered by the PMI Policy and will be allocated to the Certificates as described herein. See "Description of the Mortgage Loans--Primary Mortgage Insurance and the Radian PMI Policy" herein.

Monthly Advances........    The Servicers will collect monthly payments of
                              principal and interest on the Mortgage Loans and will be obligated to make advances of delinquent monthly principal and interest payments under the circumstances described herein. The Servicers will make such advances through liquidation of the related Mortgaged Property, except as otherwise described herein. The Master Servicer will be obligated to make any required delinquency advance if the applicable Servicer fails in its obligation to do so, to the extent provided in the Agreement. See "The Pooling and Servicing Agreement--Monthly Advances" herein.

Yield and Prepayment
  Considerations........    The yield to maturity of each Class of
                              Certificates will be affected by the following:

                                   o    the amount and timing of principal
                                        payments on the Mortgage Loans in the
                                        related Mortgage Loan Group and the
                                        Mortgage Pool,

                                   o    the allocation of related Group
                                        Available Funds to such Class of
                                        Certificates,

                                   o    the applicable Pass-Through Rate for
                                        such Class of Certificates,

                                   o    the purchase price paid for such Class
                                        of Certificates, and

                                   o    losses and net interest shortfalls
                                        allocated to such Class of Certificates.

                            The interaction of the foregoing factors may have
                              different effects on the various Classes of Certificates and the effects on any Class may vary at different times during the life of such Class. No one can currently determine the actual rate of prepayments on the Mortgage Loans, the amount and timing of losses or net interest shortfalls or the yield to maturity of any Certificates. You are urged to consider your own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Certificates to your investment objectives. You should carefully review the discussion under "Yield and Prepayment Considerations" herein and in the Prospectus.

Liquidity...............    There is currently no secondary market for the
                              Certificates, and you cannot be assured that one will develop. Bear, Stearns & Co. Inc. intends to establish a market in the Offered Certificates, but it is not obligated to do so. Even if such a market is established, it may not continue. Each Certificateholder will receive monthly reports pertaining to the Certificates as described under "The Pooling and Servicing Agreement--Reports to Certificateholders" herein and "Description of the Securities--Reports to Certificateholders" in the Prospectus. There are a limited number of sources which provide certain information about mortgage pass-through certificates in the secondary market, and they may not provide information about the Certificates. Investors should consider the effect of limited information on the liquidity of the Certificates.

Assumed Final
  Distribution Date.....    The Distribution Date in December 2040 for each
                              class of Certificates. It is likely that the actual final Distribution Date will occur earlier due to prepayments or the exercise of the optional termination right described below. See "Yield and Prepayment Considerations--Assumed Final
                              Distribution Date" herein.

Optional Termination....    SAMI or its designee may repurchase from the Trust
                              all Mortgage Loans at the purchase price set forth in the Agreement when the Scheduled Principal Balance of the Mortgage Loans is less than 10% of their Scheduled Principal Balance on the Cut-off Date. Any such repurchase will result in the retirement of the Certificates. The Trust may also be terminated and the Certificates retired if SAMI determines, based upon an opinion of counsel, that the REMIC status of the Trust has been lost or that a substantial risk exists that such status will be lost for the then current taxable year. See "The Pooling and Servicing Agreement--Termination" herein.

Federal Income Tax
  Consequences..........    Elections will be made to treat the Trust Fund as
                              two real estate mortgage investment conduits
                              (each, a "REMIC"). The Certificates, other than the Residual Certificates, will represent ownership of regular interests in a REMIC and will be treated as representing ownership of debt for federal income tax purposes. All interest and original issue discount, if any, on such Certificates will be taxable to Certificateholders in accordance with the accrual method of accounting regardless of their usual methods of accounting. The Class R-I and Class R-II Certificates will each be the residual interest in a REMIC. The Residual Certificates may constitute "noneconomic" residual interests for purposes of the REMIC Regulations. Transfers of the Residual Certificates will be restricted in a manner designed to prevent a transfer of a noneconomic residual interest from being disregarded under the REMIC Regulations. See "Restrictions on Purchase and Transfer of the Residual Certificates" herein. The Residual Certificateholders may be required to report an amount of taxable income with respect to the early years of the related REMIC's term that significantly exceeds distributions on the Residual Certificates during such years, with corresponding tax deductions or losses deferred until the later years of the related REMIC's term. Accordingly, on a present value basis, the tax detriments occurring in the earlier years may substantially exceed the sum of any tax benefits in the later years. As a result, the Residual Certificateholders' after-tax rate of return may be zero or negative, even if their pre-tax rate of return is positive. See "Federal Income Tax Consequences--Special Tax Considerations
                              Applicable to Residual Certificates" herein and "Federal Income Tax Consequences--REMIC Residual Certificates" in the Prospectus.

                            See "Federal Income Tax Considerations" herein and
                              "Federal Income Tax Consequences" in the
                              Prospectus for further information regarding the federal income tax consequences of investing in these Certificates.

ERISA Considerations....    Subject to the conditions and considerations set
                              forth under "ERISA Considerations" herein and in the Prospectus, the Senior Certificates (other than the Residual Certificates) may be purchased by pension, profit- sharing or other employee benefit plans as well as individual retirement accounts and certain types of Keogh Plans.

                            Sales of the Residual Certificates to such plans
                              or retirement accounts are prohibited, except as permitted under "ERISA Considerations" in this prospectus supplement. If you invest in a Residual Certificate, you will be deemed to represent that you comply with the restrictions described in this prospectus supplement.

Restrictions on Purchase
  and Transfer of the
  Residual Certificates...  If you wish to purchase or subsequently transfer a
                              Residual Certificate, you are required to obtain the consent of the Seller and you may not be, or transfer to, a "disqualified organization" or a person who is not a "United States person" under the Code.

Ratings.................    The Issuer will issue the Offered Certificates
                              only if the respective Classes receive the ratings set forth below from Standard & Poor's, a division of The McGraw- Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"). S&P and Fitch are referred to herein as the "Rating Agencies."

                                                          Rating
                                                          ------

                            Class                   S&P            Fitch
                            -----                   ---            -----

                            Class A-1               AAA             AAA
                            Class A-2               AAA             AAA
                            Class A-3               AAA             AAA
                            Class A-4               AAA             AAA
                            Class A-5               AAA             AAA
                            Class A-6               AAA             AAA
                            Class R-I               AAA             AAA
                            Class R-II              AAA             AAA
                            Class B-1                AA              AA
                            Class B-2                A               A
                            Class B-3               BBB             BBB


                            You should evaluate the ratings of the Offered
                              Certificates of any Class independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. See "Ratings" herein.

Legal Investment........    The Senior Certificates and the Class B-1
                              Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. It is not anticipated that the remaining Classes of Certificates will constitute "mortgage related securities" under SMMEA.

                            If your investment activities are subject to legal
                              investment laws and regulations or to review by certain regulatory authorities, you should consult your own legal advisors to determine whether and to what extent there may be restrictions on your ability to invest in the Certificates. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

Delinquencies

         As of the Cut-off Date, approximately 10.41%, 3.03%, 2.61%, 1.49% and 1.64% (based on aggregate principal balance as of the Cut-off Date) of the Group 1 Mortgage Loans, Group 3 Mortgage Loans, Group 4 Mortgage Loans, Group 5 Mortgage Loans and Group 6 Mortgage Loans, respectively, were delinquent by at least 30 days but no more than 59 days. In addition, as of the Cut-off Date, approximately 0.40%, 0.77%, and 0.60% (based on aggregate principal balance as of the Cut-off Date) of the Group 1 Mortgage Loans, Group 3 Mortgage Loans and Group 5 Mortgage Loans, respectively, were delinquent by at least 60 days but no more than 89 days ("60-day Delinquent Mortgage Loans"). In the event that any 60-day Delinquent Mortgage Loan goes into foreclosure and the Trust Fund's acquisition of the related Mortgage Property would result in the Trust Fund having acquired Mortgaged Properties relating to 60-day Delinquent Mortgage Loans in an amount exceeding 0.75% of the then current aggregate principal balance of the Mortgage Loans, the Seller will be required to purchase such 60-day Delinquent Mortgage Loan.

Geographic Concentration

         Approximately 13.18%, 11.95%, 10.75%, 7.18%, 5.17% and 4.97% of the
Group 1 Mortgage Loans (based on aggregate principal balance as of the Cut-off
Date) are secured by Mortgaged Properties located in the states of California, Virginia, New Jersey, Minnesota, Florida and New Mexico, respectively. Approximately 17.75%, 14.93%, 11.33%, 10.06%, 8.89%, 6.27% and 5.84% of the
Group 2 Mortgage Loans (based on aggregate principal balance as of the Cut-off
Date) are secured by Mortgaged Properties located in the states of Oregon, Washington, Georgia, Virginia, Arizona, California and Maryland, respectively. Approximately 21.97%, 7.64%, 7.14%, 6.73%, 6.34%, 5.21% and 4.71% of the Group 3
Mortgage Loans (based on aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the states of California, Colorado, Georgia, Virginia, Texas, Indiana and Maryland, respectively. Approximately 23.83%, 17.60%, 6.75%, 5.83% and 4.94% of the Group 4 Mortgage Loans (based on aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the states of California, Virginia, Illinois, Connecticut and Florida, respectively. Approximately 27.34%, 11.82%, 7.29%, 6.33%, 5.52% and 5.42% of the Group 5 Mortgage Loans (based on aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the states of Pennsylvania, California, Delaware, Virginia, Maryland and Michigan, respectively. Approximately 13.55%, 9.85%, 8.36%, 7.98%, 6.91%, 5.49%, 5.26%.
5.16% and 4.93% of the Group 6 Mortgage Loans (based on aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the states of California, Virginia, New Jersey, Ohio, Michigan, Oregon, Washington, Florida and New York, respectively. The economies of such states may be adversely affected to a greater degree than the economies of other areas of the country by certain developments affecting industries concentrated in such states. In addition, Mortgaged Properties located in California may be more susceptible to certain types of hazards, such as wildfires and mudslides, and certain types of special hazards not covered by insurance, such as earthquakes, than properties located in other parts of the country.

No Compensating Interest on the Mortgage Loans Serviced by RFC

         RFC services approximately 8.94% of the Mortgage Loans, comprising approximately 8.61%, 17.33%, 2.10% and 25.02% of the Group 1, Group 3, Group 4 and Group 5 Mortgage Loans, respectively (in each case, based on aggregate principal balance as of the Cut-off Date). Neither the Master Servicer nor RFC will make Compensating Interest Payments with respect to Mortgage Loans serviced by RFC. Since Prepayment Interest Shortfalls with respect to each Group of Mortgage Loans are allocated pro rata among such Group's Certificates, such shortfalls will be allocated to each such Group's Certificates.

Hybrid Mortgage Loans

         All of the Group 2, Group 3, Group 4 and Group 5 Mortgage Loans and approximately 89.75% of the Group 6 Mortgage Loans (based on aggregate principal balance as of the Cut-off Date) are Hybrid Mortgage Loans that provide for fixed rates of interest for varying periods to their first adjustment dates and after that provide for adjustable mortgage rates. On the first adjustment date, the related mortgage rate for each Hybrid Mortgage Loan may increase substantially, with a corresponding increase in the borrower's monthly payment. Investments in Hybrid Mortgage Loans involve risk related to the ability of the borrower to make increased monthly payments upon an increase in the mortgage rate of the borrower's Hybrid Mortgage Loan. Therefore, there may be an increase in delinquencies with respect to these loans on or after the first adjustment date. See "Description of the Mortgage Loans--Certain Characteristics of the Group 2 Mortgage Loans," "--Certain Characteristics of the Group 3 Mortgage Loans," "--Certain Characteristics of the Group 4 Mortgage Loans," "--Certain Characteristics of the Group 5 Mortgage Loans," and "--Certain Characteristics of the Group 6 Mortgage Loans" herein.

Special Risks for Residual Certificates

         Holders of the Residual Certificates are entitled to receive distributions of principal and interest as described herein. However, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of the REMICs that substantially exceed the principal and interest payable thereon during such periods.

Changes in Pass-Through Rates

         The pass-through rates on the Senior Certificates will be based on the weighted average of the net rates on the Mortgage Loans in the related Mortgage Loan Group. Prepayments of Mortgage Loans in a Mortgage Loan Group with relatively higher mortgage rates or principal balances may reduce the pass-through rate on the related Senior Certificates.

         The pass-through rate on the Subordinate Certificates will be based on the average of the pass-through rates on the Senior Certificates, weighted on the basis of the portion of each Mortgage Loan Group represented by the Subordinate Certificates. As a result, the pass-through rate may be reduced due to:

- reduction in the pass-through rate on one or more groups of Senior
  Certificates

- disproportionate amortization of one or more groups of Senior Certificates

- the rate, timing and severity of losses experienced by each Mortgage Loan Group which will reduce the portion of that group represented by the Subordinate Certificates.

         The pass-through rate on the Subordinate Certificates will reflect the performance of the Mortgage Loans in all six Mortgage Loan Groups. The interaction of the factors affecting that performance may vary at different times during the lives of the Subordinate Certificates. As a result, the pass-through rate on the Subordinate Certificates and the related yield to maturity may be significantly affected.

Cash Shortfalls

         The Subordinate Certificates will not receive any distributions of interest or principal until after the Senior Certificates receive their interest and principal distributions. If the available funds are insufficient to make all of the required distributions on the Certificates, one or more classes of Subordinate Certificates will not receive their distributions. In addition, losses due to defaults by borrowers will be allocated to the Subordinate Certificates before they are allocated to the Senior Certificates. Distributions on the Subordinate Certificates are made from the top down, commencing with the Class B-1 Certificates and ending with the Class B-6 Certificates, and losses are allocated from the bottom up, commencing with the Class B-6 Certificates and ending with the Class B-1 Certificates. The Class B-1 Certificates receive distributions before, and are allocated losses after, all other classes of Subordinate Certificates. Conversely, the Class B-6 Certificates receive distributions after, and are allocated losses before, all other classes of Subordinate Certificates.

Cross-Collateralization

         The Subordinate Certificates will absorb losses on the Mortgage Loans in all Mortgage Loan Groups. Therefore, a disproportionate amount of losses among Mortgage Loans in one or more Mortgage Loan Groups will adversely affect the availability of subordination to the Senior Certificates related to other Mortgage Loan Groups and may affect the Pass-Through Rate for the Subordinate Certificates.

Other Risks

         You should also review the risk factors beginning on page 19 of the Prospectus.

                       DESCRIPTION OF THE MORTGAGE LOANS

         The Mortgage Loans will be acquired by the Seller on the date of issuance of the Certificates, directly or indirectly, from EMC, an affiliate of the Seller and the Underwriter, pursuant to the Mortgage Loan Purchase Agreement or pursuant to various Assignment, Assumption and Recognition Agreements. EMC acquired the Mortgage Loans that it has transferred to the Seller from the following sellers (which represent the following approximate percentages of the Mortgage Loans by aggregate principal balance as of the Cut-off Date): ReliaStar Financial Corp. (approximately 74.69%), First Horizon Home Loan Corporation (approximately 14.28%), The Roslyn Savings Bank (approximately 8.88%) and American Home Mortgage (approximately 2.14%).

         The Mortgage Pool will consist of approximately 1,519 Mortgage Loans. The Mortgage Loans have been divided into six groups (each a "Mortgage Loan Group") the "Group 1 Mortgage Loans," the "Group 2 Mortgage Loans," the "Group 3 Mortgage Loans," the "Group 4 Mortgage Loans," the "Group 5 Mortgage Loans," and the "Group 6 Mortgage Loans." The Mortgage Pool generally consists of first lien fixed and adjustable-rate mortgage loans secured by one- to four-family residences and individual condominium and cooperative units and having original terms to maturity of 40 years or less.

         The Mortgage Loans are being serviced as described below under "The Master Servicer and Servicers." The Mortgage Loans were originated in accordance with the guidelines described in "Mortgage Loan Origination" below.

         The following paragraphs and the tables set forth in Annex A set forth additional information with respect to the Mortgage Pool.(1)

         All percentage information in respect of the Mortgage Loans provided in this Prospectus Supplement is approximate and, unless otherwise indicated, has been calculated on the basis of the aggregate principal balance of the Mortgage Loans or the related Mortgage Loan Group, as appropriate, as of the Cut-off Date.

         As of the Cut-off Date, approximately 10.41%, 3.03%, 2.61%, 1.49%, and 1.64% of the Group 1, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans, respectively, were delinquent 30-59 days. As of the Cut-off Date, approximately 0.40%, 0.77% and 0.60% of the Group 1, Group 3 and Group 5 Mortgage Loans, respectively, were delinquent 60-89 days. As of the Cut-off Date, approximately 13.68%, 3.18%, 8.27%, 3.92% and 0.60% of the Group 1, Group 3, Group 4, Group 5
and Group 6 Mortgage Loans, respectively, have been more than 30 days past due more than once during the 12-month period prior to the Cut-off Date.

----------
(1) The description herein and in Annex A hereof of the Mortgage Loans is based upon estimates of the composition thereof as of the Cut-off Date, as adjusted to reflect the Scheduled Principal Balances as of the Cut-off Date. Prior to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to the dates on which the Seller acquired the Mortgage Loans, (ii) requirements of Standard & Poor's or Fitch or (iii) delinquencies or otherwise. In any such event, other mortgage loans may be included in the Trust. SAMI believes that the estimated information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

         The "Net Rate" for each Mortgage Loan is the Mortgage Rate less the Master Servicing Fee, the related Servicing Fee and, in the case of each Group 2 Mortgage Loan, the premium for the PMI Policy (in each case expressed as a per annum rate) (together, the "Aggregate Expense Rate"). See "Summary of Terms -- The Mortgage Pool" for the minimum Aggregate Expense Fee Rate, the maximum Aggregate Expense Fee Rate and the weighted average Aggregate Expense Fee Rate for each Mortgage Loan Group and for the Mortgage Pool. The Master Servicing Fee for each Mortgage Loan will be 0.02% per annum, from which the Master Servicer will pay the Trustee's fee. The Servicing Fee for each Mortgage Loan is the fixed rate specified in the related Servicing Agreement for such Mortgage Loan.

         For any Distribution Date, the "Due Date" for a Mortgage Loan will be the date in each month on which its Monthly Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

         The "Scheduled Principal Balance" of a Mortgage Loan with respect to a Distribution Date is (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (i.e., taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (ii) any Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

         Approximately 1.68% of the Mortgage Loans, all of which are Group 6 Mortgage Loans, are fixed-rate mortgage loans. All of the other Mortgage Loans are adjustable rate Mortgage Loans. After an initial period, the interest rate borne by each adjustable rate Mortgage Loan is adjusted semiannually, annually or every three years to equal the related index (the "Index") plus (or minus) a fixed percentage set forth in or computed in accordance with the related note (a "Gross Margin") generally subject to rounding and to certain other limitations (including generally a maximum lifetime Mortgage Rate (a "Maximum Lifetime Mortgage Rate") and in certain cases a minimum lifetime Mortgage Rate (a "Minimum Lifetime Mortgage Rate") and in certain cases a maximum upward or downward adjustment on each Interest Adjustment Date (as defined herein). The Monthly Payment (as defined herein) is adjusted periodically.

Certain Characteristics of the Group 1 Mortgage Loans

         The Group 1 Mortgage Loans are seasoned adjustable rate mortgage loans, substantially all of which have passed their first interest adjustment dates and are indexed based on either the One Year CMT Index (approximately 96.59% of the Group 1 Mortgage Loans) or the Six Month CMT Index (approximately 3.41% of the Group 1 Mortgage Loans).

         Convertible Mortgage Loans. Less than 3% of the Group 1 Mortgage Loans ("Convertible Mortgage Loans") provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to fixed interest rates. Upon conversion, the Mortgage Rate will be converted to a fixed interest rate determined in accordance with the formula set forth in the related Mortgage Notes which formula is intended to result in a Mortgage Rate that is not less than the then current market interest rate (subject to applicable usury laws). After such conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization over the remaining term to scheduled maturity. Any converting Mortgage Loan (such Mortgage Loan, following its conversion, a "Converted Mortgage Loan") will remain in the Mortgage Pool as a fixed-rate Mortgage Loan and the Pass-Through Rates on the Group 1 Certificates may be reduced to the extent that the fixed rates on such Converted Mortgage Loans would be less than their respective adjustable rates had such mortgage loans not been converted. See "Yield and Prepayment Considerations" herein.

Certain Characteristics of the Group 2 Mortgage Loans

         The Group 2 Mortgage Loans consist of seasoned Hybrid Mortgage Loans with high original loan-to-value ratios that have fixed rates for an initial period of three years and thereafter adjust annually based on the One Year CMT Index. A primary mortgage insurance policy issued by Radian Guaranty Inc. provides coverage for certain losses on the Group 2 Mortgage Loans in an amount equal to 65% of the lesser of the appraised value or the purchase price of the related Mortgaged Properties.

Certain Characteristics of the Group 3 Mortgage Loans

         The Group 3 Mortgage Loans consist of either seasoned Hybrid Mortgage Loans with remaining terms to first adjustment dates of between 12 and 34 months (approximately 98.12%) or adjustable rate mortgage loans that adjust every 3 years based on the Three Year CMT Index (approximately 1.88%). Each Group 3 Hybrid Mortgage Loan was placed into Group 3 on the basis of its remaining months before the next adjustment date (regardless of its original fixed period term).

Certain Characteristics of the Group 4 Mortgage Loans

         The Group 4 Mortgage Loans consist of seasoned Hybrid Mortgage Loans with remaining terms to first adjustment dates of between 35 and 60 months. Each Group 4 Hybrid Mortgage Loan was placed into Group 4 on the basis of its remaining months before first adjustment date (regardless of its original fixed period term).

Certain Characteristics of the Group 5 Mortgage Loans

         The Group 5 Mortgage loans consist of seasoned Hybrid Mortgage loans with remaining terms to first adjustment dates of between 56 and 84 months. Each Group 5 Hybrid Mortgage Loan was placed into Group 5 on the basis of its remaining months before first adjustment date (regardless of its original fixed period term).

Certain Characteristics of the Group 6 Mortgage Loans

         The Group 6 Mortgage Loans consist of either seasoned Hybrid Mortgage loans with remaining terms to first adjustment dates of between 85 and 120 months (approximately 89.75% by Cut-off Date principal balance) or fixed rate mortgage loans (approximately 10.25% by Cut-off Date principal balance). Each Group 6 Hybrid Mortgage Loan was placed into Group 6 on the basis of its remaining months before first adjustment date (regardless of its original fixed period term).

Indices on the Mortgage Loans

         One Year CMT. The Index for approximately 97.51% of the Mortgage Loans, comprising all of the Group 2, Group 4 and Group 5 Mortgage Loans, approximately 96.59% of the Group 1 Mortgage Loans, approximately 98.12% of the Group 3 Mortgage Loans, and approximately 89.75% of the Group 6 Mortgage Loans, is the percentage derived from the average weekly or monthly yield on U.S. Treasury securities adjusted to a constant maturity of one year, as published in Federal Reserve Statistical Release H.15(519) ("One Year CMT"). Yields on Treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. securities dealers to the Federal Reserve Bank of New York. The constant yield values are read from the yield curve as fixed maturities. This method permits estimation of the yield for a one year maturity, for example, even if no outstanding security has exactly one year remaining to maturity. The Federal Reserve Statistical Release H.15(519) is released each Monday.

         In most cases, the applicable Index in respect of each Mortgage Loan using One Year CMT is available as of the date 45 days prior to each Interest Adjustment Date. The average weekly yield reflected by One Year CMT, when published, relates to daily yield quotations made during the preceding week. Therefore, the Mortgage Rates on these Mortgage Loans will not necessarily reflect the current average yield on Treasury securities.

         Listed below are some historical values of One Year CMT determined from the monthly average yield beginning with 1994. The historical values of One Year CMT determined from the monthly average yield have not been identical to values determined from the weekly average yield but they have not differed in a material amount. The values listed below are based upon Federal Reserve Statistical Release H.15(519).


                                                                  One Year CMT

                                                                      Year*
                                 ----------------------------------------------------------------------------------------------
Month                            2000           1999           1998           1997           1996           1995           1994
-----                            ----           ----           ----           ----           ----           ----           ----
January.................         6.12           4.51           5.24           5.61           5.09           7.05           3.54
February................         6.22           4.70           5.31           5.53           4.94           6.70           3.87
March...................         6.22           4.78           5.39           5.80           5.34           6.43           4.32
April...................         6.15           4.69           5.38           5.99           5.54           6.27           4.82
May.....................         6.33           4.85           5.44           5.87           5.64           6.00           5.31
June....................         6.17           5.10           5.41           5.69           5.81           5.64           5.27
July....................         6.08           5.03           5.36           5.54           5.85           5.59           5.48
August..................         6.18           5.20           5.21           5.56           5.67           5.75           5.56
September...............         6.13           5.25           4.71           5.52           5.83           5.62           5.76
October.................         6.01           5.43           4.12           5.46           5.55           5.59           6.11
November................         6.09           5.55           4.53           5.46           5.42           5.43           6.54
December................         5.60           5.84           4.52           5.53           5.47           5.31           7.14


----------
*Monthly figures are averages of daily rates.

         Six Month CMT. The Index for approximately 3.41% of the Group 1 Mortgage Loans is the percentage derived from the average weekly or monthly yield on U.S. Treasury securities adjusted to a constant maturity of six months, as published in Federal Reserve Statistical Release H.15(519) ("Six Month CMT"). Yields on Treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded Treasury securities in the over-the- counter market. These market yields are calculated from composites of quotations reported by five leading U.S. securities dealers to the Federal Reserve Bank of New York. The constant yield values are read from the yield curve at fixed maturities. This method permits estimation of the yield for a six month maturity, for example, even if no outstanding security has exactly one year remaining to maturity. The Federal Reserve Statistical Release H.15(519), which includes historical values of Six Month CMT, is released each Monday.

         Three Year CMT. The index for approximately 1.88% of the Group 3 Mortgage Loans is the percentage derived from the average weekly or monthly yield on U.S. Treasury securities adjusted to a constant maturity of three years, as published in Federal Reserve Statistical Release H.15(519) ("Three Year CMT"). Yields on Treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on activity-traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. securities dealers to the Federal Reserve Bank in New York. The constant yield values are read from the yield curve at fixed maturities. This method permits estimation of the yield for a three year maturity, for example, even if no outstanding security has exactly one year remaining to maturity. The Federal Reserve Statistical Release H.15(519), which includes historical values of Three Year CMT, is released each Monday.

Primary Mortgage Insurance and the Radian PMI Policy

         Roslyn Mortgage Loans and American Home Mortgage Loans with original loan-to-value ratios in excess of 80% and ReliaStar Mortgage Loans with current loan-to-value ratios in excess of 80% generally will be covered by Primary Mortgage Insurance Policies, except for approximately 2.50% of the Mortgage Loans comprising approximately 2.53%, 5.31%, 1.02%, 2.50% and 3.10% of the
Group 1, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans (by aggregate principal balance as of the Cut-off Date). See "Administration--Realization Upon Defaulted Mortgage Loans--Primary Mortgage Insurance Policies" in the Prospectus.

         All of the Group 2 Mortgage Loans will be covered by a primary mortgage insurance policy (the "PMI Policy") issued by Radian Guaranty Inc. ("Radian" or the "PMI Insurer"). The PMI Policy will only provide limited protection against losses on the Group 2 Mortgage Loans.

         Each Mortgage Loan covered by the PMI Policy is covered for losses up to the applicable policy limits; provided, however, that the PMI Policy will not cover special hazard losses, or fraud losses or certain other types of losses as described in such policy. Claims on Group 2 Mortgage Loans will reduce uninsured exposure to an amount equal to 65% of the lesser of the appraised value or purchase price, as the case may be, of the related Mortgage Property, in each case at the applicable effective date of the policy or at the time of origination.

         The premiums payable to the PMI Insurer (the "PMI Insurance Premiums") for coverage of each Group 2 Mortgage Loan, together with certain state taxes imposed on such premiums, will be paid from the Trust Estate on each Distribution Date from interest collections on the Group 2 Mortgage Loans. Such premiums are calculated as a per annum percentage (the "Insurance Fee Rate") of the Principal Balance of each Group 2 Mortgage Loan covered by the PMI Policy.

         Radian is a wholly-owned subsidiary of Radian Group, Inc. The claims-paying ability of Radian is rated "AA" by S&P and "AA" by Fitch. For further information regarding Radian, investors are directed to Radian Group, Inc.'s periodic reports filed with the Securities and Exchange Commission, which are publicly available.

         The ratings of the PMI Insurer reflect only the views of the respective ratings agencies and an explanation of the significance of such ratings may be obtained only from the respective ratings agencies. There is no assurance that the ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such ratings agencies if, in their judgment, circumstances so warrant.

         The foregoing description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Policy, copies of which are available upon request from the Trustee.

                     THE MASTER SERVICER AND THE SERVICERS

General

                  Wells Fargo will act as Master Servicer with respect to the Mortgage Loans pursuant to the Agreement. The Mortgage Loans will be serviced by the following Servicers under various servicing agreements (each, a "Servicing Agreement").


                          Group 1        Group 2          Group 3       Group 4       Group 5         Group 6        Total
        Name              Mortgage       Mortgage        Mortgage       Mortgage      Mortgage       Mortgage       Mortgage
    of Servicer            Loans          Loans            Loans         Loans         Loans           Loans          Pool
---------------------   ------------   ------------    ------------   ------------  ------------   ------------   ------------
Alliance                   34.42%           --             29.02%        26.51%         3.03%           1.52%        16.43%
Atlantic Mortgage          13.52%           --              1.50%         2.04%         2.29%           6.18%         3.80%
Cendant                     5.83%           --             --            --            --              --             0.73%
Charter Southwest           6.64%           --             --            --            --               0.35%         0.89%
Countrywide                 3.18%           --             26.86%        16.17%        14.34%          38.92%        17.82%
First Indiana                               --              9.92%        --            --              --             1.99%
First Union                 7.66%           --             10.21%         2.50%         2.40%          32.38%         9.22%
GMAC Mortgage               0.41%          100.00%          3.60%        21.05%        10.75%          13.92%        23.44%
HomeSide                    1.93%           --             --            13.18%         8.96%           4.07%         5.08%
Nat City                    3.24%           --             --             1.01%         1.24%          --             0.81%
PNC                         0.03%           --             --            12.19%        --              --             2.55%
RFC                         8.61%           --             17.33%         2.10%        25.02%          --             8.94%
Wells Fargo Mortgage       14.52%           --              1.56%         3.24%        --               2.67%         3.26%
Wilmington                 --               --             --            --            31.97%          --             5.03%


         EMC's rights with respect to the Servicing Agreements will be assigned to SAMI, and SAMI's rights under the Servicing Agreements will be assigned to the Trustee pursuant to the Agreement. The Master Servicer will not ultimately be responsible for the performance of the servicing activities of any of the Servicers except as described under "The Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses" and "--Monthly Advances" herein. If any of the Servicers fail to fulfill their obligations under the related Servicing Agreement and such failure results in a material breach, the Master Servicer is obligated on behalf of the Trust, as provided in the Agreement, to terminate such Servicer and appoint a successor servicer.

         The information set forth in the following paragraphs with respect to the Master Servicer and certain of the Servicers has been provided by the Master Servicer and such Servicers, respectively. None of SAMI, EMC, the Underwriter, the Trustee, or any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

The Master Servicer

         Wells Fargo is a national banking association, with corporate trust offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 and its master servicing offices located at 11000 Broken Land Parkway, Columbia, Maryland 21044.

         Wells Fargo is engaged in the business of master servicing single family residential mortgage loans secured by properties located in all 50 states and the District of Columbia. As of April 30, 2000, Wells Fargo master serviced more than 713,000 mortgage loans with an aggregate outstanding principal balance of approximately $66 billion.

Delinquency and Foreclosure Experiences of Certain of the Servicers

         The following information is provided for each Servicer that is servicing 10% or more of the Mortgage Loans.

GMAC Mortgage

         GMAC Mortgage will service all of the First Horizon Mortgage Loans and the Roslyn Mortgage Loans. GMAC Mortgage, a Pennsylvania corporation, is the originator and servicer for the GMAC Mortgage Loans. GMAC Mortgage is an indirect wholly-owned subsidiary of General Motors Acceptance Corporation and is one of the nation's largest mortgage bankers. GMAC Mortgage is engaged in the mortgage banking business, including the origination, purchase, sale and servicing of residential loans.

         GMAC Mortgage maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682-1000.

GMAC's Delinquency and Foreclosure Experience

         The following table summarizes the delinquency experience for all the mortgage loans originated under the GMACM Non-Conforming Adjustable Rate Loan Program. The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency experience of the Mortgage Loans included in the Trust will be similar to that set forth below.

         As used in the following tables, a loan is considered to be past due, or delinquent, when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month.


                                       Delinquency Experience(1)

                           At September 30, 2000      At December 31, 1999       At December 31, 1998
                              $ Loans       % by $       $ Loans       % by $       $ Loans       % by $
                              -------       ------       -------       ------       -------       ------
Number of Loans ......          2,922                      2,691                      2,074

Total Portfolio ......   $986,798,771        100%   $910,432,537        100%   $683,124,182        100%

Period of Delinquency
---------------------

   30-59 Days ........     11,208,988       1.14%     10,798,493       1.19%     12,392,013       1.81%
   60-89 Days ........      2,822,754       0.29%      1,649,580       0.18%      2,338,160       0.34%
   90+ Days ..........      1,768,619       0.18%      3,463,263       0.38%      2,881,918       0.42%

Sub-Total ............     15,800,361       1.60%     15,911,337       1.75%     17,612,091       2.58%

Delinquency Status
------------------

   Bankruptcy ........      2,601,235       0.26%      4,074,588       0.45%      4,166,092       0.61%
   Foreclosure .......      1,698,977       0.17%      2,497,955       0.27%      3,004,792       0.44%
   Real Estate Owned .        304,679       0.03%      1,486,214       0.16%      1,615,872       0.24%

Sub-Total ............      4,604,891       0.47%      8,058,757       0.89%      8,786,755       1.29%

Total Delinquent Loans     20,405,251       2.07%     23,970,093       2.63%     26,398,847       3.86%


----------
(1) All percentages based on total loan balance outstanding.

Countrywide

         Countrywide, a New York corporation and a subsidiary of Countrywide Credit Industries, Inc., is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans. Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Countrywide's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

         As of November 30, 2000, Countrywide provided servicing for approximately $281.5 billion aggregate principal amount of mortgage loans, substantially all of which are being serviced for unaffiliated persons.

         The principal executive offices of Countrywide are located at 4500 Park Granada, Calabasas, California 91302.

         Countrywide initially services substantially all of the mortgage loans it originates or acquires. In addition, Countrywide has purchased in bulk the rights to service mortgage loans originated by other lenders. Servicing includes collecting and remitting loan payments, accounting for principal and interest, holding escrow (impound) funds for payment of taxes and insurance, making inspections as required of the mortgaged premises, contacting delinquent mortgagors, supervising foreclosures in the event of unremedied defaults and generally administering the loans, for which Countrywide receives servicing fees. Countrywide has in the past and may in the future sell to other mortgage bankers a portion of its portfolio of loan servicing rights.

Countrywide's Delinquency and Foreclosure Experience

         Historically, a variety of factors, including the appreciation of real estate values, have limited Countrywide's loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond its control, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

         A general deterioration of the real estate market in regions where the mortgaged properties are located may result in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. A general weakening of the economy may result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy were to decline, Countrywide may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

         The following table summarizes the delinquency and foreclosure experience, respectively, on the dates indicated, of all mortgage loans serviced or master serviced by Countrywide, excluding mortgage loans subserviced for others. The mortgage loans have a variety of underwriting, payment and other characteristics, many of which differ from those of the Mortgage Loans, and no assurances can be given that the delinquency and foreclosure experience presented in the following table will be indicative of such actual experience of the Mortgage Loans. The delinquency and foreclosure percentages may be affected by the size and relative lack of seasoning of the servicing portfolio which increased from approximately $158.6 billion at February 29, 1997, to approximately $182.9 billion at February 28, 1998, to approximately $215.5 billion at February 28, 1999, to approximately $249.9 billion at February 29, 2000 and to approximately $281.5 billion at November 30, 2000.


                                                    At February 28 (29),
                                                ----------------------------       Period Ended
                                                1997    1998    1999    2000     November 30, 2000
                                                ----    ----    ----    ----     -----------------
Delinquent Mortgage Loans and Pending
  Foreclosures at Period End (1):
    30-59 days ..............................   2.26%   2.68%   3.05%   3.40%          3.76%
    60-89 days ..............................   0.52%   0.58%   0.21%   0.25%          0.34%
    90 days or more (excluding pending
      foreclosures) .........................   0.66%   0.65%   0.29%   0.32%          0.48%
                                                ----    ----    ----    ----           ----

      Total of delinquencies ................   3.44%   3.91%   3.55%   3.97%          4.58%
                                                ====    ====    ====    ====           ====

Foreclosures pending ........................   0.71%   0.45%   0.31%   0.39%          0.43%
                                                ====    ====    ====    ====           ====
Total delinquencies and foreclosures pending    4.15%   4.36%   3.86%   4.36%          5.01%
                                                ====    ====    ====    ====           ====


Alliance

         The principal executive offices of Alliance are located at 8100 Nations Way, Jacksonville, Florida 33256. Alliance was founded in Jacksonville in 1962. As of December 31, 2000, Alliance's servicing portfolio consisted of approximately 221,994 loans. Alliance specializes in servicing seasoned loan portfolios, especially those with higher delinquencies. Alliance services loans for Freddie Mac, Fannie Mae, Ginnie Mae and private investors. Besides loan servicing, Alliance also originates conforming and non-conforming loans through both wholesale and retail channels. Alliance has 13 retail origination offices located in 8 states.

         Alliance may perform its servicing obligations under the Alliance Servicing Agreement through one or more subservicers. Notwithstanding any such servicing arrangement, Alliance will remain liable for its servicing duties and obligations under the Alliance Servicing Agreement as if Alliance alone were servicing such Mortgage Loans.

Alliance's Delinquency Experience

         The following table summarizes the delinquency experience, on the dates indicated, of all mortgage loans serviced by Alliance. The data included in the following table is for informational purposes only. There is no assurance that the delinquency experience of the Mortgage Loans in the Trust will be similar to that set forth in such table.

                   Monthly Delinquency Ratio at December 2000


             Loan                                                                                   Total
             Count         30-Day              60-Day           90-Day            120-Day       Delinquencies*
             -----     ---------------     --------------   ---------------   --------------    ---------------
                       # Loan   % Loan     # Loan  % Loan   # Loan   % Loan   # Loan  % Loan    # Loan   % Loan
                       ------   ------     ------  ------   ------   ------   ------  ------    ------   ------
Total
Portfolio   221,994    11,012    4.96%     2,425    1.09%      843    0.38%    1,603    0.72%   15,883    7.15%
VA           28,019     1,722    6.15%       402    1.43%      138    0.49%      222    0.79%    2,484    8.87%
FHA          45,731     3,493    7.64%       788    1.72%      314    0.69%      725    1.59%    5,320   11.63%
CONV
(INS)        31,747     1,936    6.10%       445    1.40%      161    0.51%      237    0.75%    2,779    8.75%
CONV
(UNINS)     115,588     3,761    3.25%       760    0.66%      219    0.19%      400    0.35%    5,140    4.45%
FMHA            909       100   11.00%        30    3.30%       11    1.21%       19    2.09%      160   17.62%


----------
*Includes mortgage loans in bankruptcy.

                   Monthly Delinquency Ratio at December 1999


             Loan                                                                                   Total
             Count         30-Day              60-Day           90-Day            120-Day       Delinquencies*
             -----     ---------------     --------------   ---------------   --------------    ---------------
                       # Loan   % Loan     # Loan  % Loan   # Loan   % Loan   # Loan  % Loan    # Loan   % Loan
                       ------   ------     ------  ------   ------   ------   ------  ------    ------   ------
Total
Portfolio   142,723     6,216    4.36%     1,439    1.01%      621    0.44%      925    0.65%    9,201    6.45%
VA           18,609     1,059    5.69%       239    1.28%      110    0.59%      146    0.78%    1,554    8.35%
FHA          28,936     1,883    6.51%       461    1.59%      223    0.77%      349    1.21%    2,916   10.08%
CONV
(INS)        23,144     1,120    4.84%       258    1.11%      102    0.44%      153    0.66%    1,633    7.06%
CONV
(UNINS)      71,752     2,131    2.97%       475    0.66%      183    0.26%      269    0.37%    3,058    4.26%
FMHA            282        23    8.16%         6    2.13%        3    1.06%        8    2.84%       40   14.22%


----------
*Includes mortgage loans in bankruptcy.

                            MORTGAGE LOAN ORIGINATION

         The Originators

         The Seller will acquire the Mortgage Loans, directly or indirectly, from the Mortgage Loan Seller. Approximately 74.69% of the Mortgage Loans (the "ReliaStar Mortgage Loans") were purchased by EMC from affiliates of ReliaStar Financial Corp. (collectively, "ReliaStar"), approximately 14.28% of the Mortgage Loans (the "First Horizon Mortgage Loans") were purchased by EMC from First Horizon Home Loan Mortgage Corporation ("First Horizon"), approximately 8.88% of the Mortgage Loans (the "Roslyn Mortgage Loans") were purchased by EMC from The Roslyn Savings Bank ("Roslyn") and approximately 2.14% of the Mortgage Loans (the "American Home Mortgage Loans") were purchased by EMC from American Home Mortgage.

         Substantially all of the ReliaStar Mortgage Loans were purchased by ReliaStar pursuant to its purchase program. The First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans were originated by or on behalf of First Horizon, Roslyn or American Home Mortgage under their respective origination programs.

         The following information is provided for each entity that originated 10% or more of the Mortgage Loans. The information set forth below with respect to ReliaStar's purchase program and First Horizon's origination program is based solely on information provided by ReliaStar or First Horizon, as the case may be. None of the Mortgage Loan Seller, the Seller, the Underwriter, the Master Servicer or the Trustee, or any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

ReliaStar Purchase Program

         Under the ReliaStar purchase program, ReliaStar purchased mortgage loans from financial institutions, mortgage banking companies, insurance companies and other HUD-approved mortgagees generally in bulk transactions. The ReliaStar purchase program set certain general parameters (such as mortgage loan size, specified loan-to-value ("LTV") ratios and certain borrower income ratios), which were revised from time to time by ReliaStar to permit the purchase of different mortgage loan types. Variances from the parameters were allowed by ReliaStar in certain circumstances. ReliaStar's underwriting standards for purchase money or rate and term refinance loans secured by primary residences generally allowed LTV ratios at origination of up to 80% for mortgage loans with principal balances up to $500,000 and LTV ratios at origination of up to 95% for mortgage loans with principal balances of up to $300,000. The standards for mortgage loans secured by second homes generally allowed LTV ratios at origination of up to 75% for mortgage loans with principal balances up to $500,000 and LTV ratios at origination of up to 90% for mortgage loans with principal balances up to $300,000. Required LTVs were lower for refinancing mortgage loans from which the borrower received cash. For such mortgage loans, LTVs generally could not exceed 75% for mortgage loans with principal balances of up to $400,000 and 70% for mortgage loans with principal balances of up to $500,000.

         LTVs were established, at the time of origination, by an appraisal of the mortgaged property by a qualified appraiser that generally satisfied the requirements of, and on a form generally acceptable to, Fannie Mae or Freddie Mac. For each mortgage loan with an LTV at origination exceeding 80%, ReliaStar generally required a primary mortgage insurance policy insuring a portion of the balance of the mortgage loan until the LTV ratio, based on a current appraisal, is reduced to 80%. For mortgage loans with LTVs exceeding 80% and up to 85%, the primary mortgage insurance policy insured against loss on that portion of the loan which exceeded 12% of the value of the related mortgage property. For mortgage loans with LTVs exceeding 85% and up to 90%, the primary mortgage insurance policy insured against loss on that portion of the loan which exceeded 25% of the value of the related mortgaged property. For mortgage loans with LTVs exceeding 90% and up to 95%, the primary mortgage insurance policy insured against loss on that portion of the loan which exceeded 30% of the value of the related mortgage property.

         In determining whether a prospective borrower had sufficient monthly income, ReliaStar generally required that the borrower's ratio of total monthly housing costs to income not exceed 32% and the borrower's ratio of total monthly debt to income not exceed 40%.

First Horizon Underwriting

         First Horizon's underwriting standards generally conform to those published in their guide other than with respect to loan-to-value ratios, which were expanded for the First Horizon Mortgage Loans to loan-to-value ratios of up to 103%. Each mortgage loan is evaluated in its entirety and compensating factors may be taken into consideration. First Horizon's underwriting standards are generally intended to provide an underwriter with information to evaluate the borrower's repayment ability and the adequacy of the property as collateral.

         Each borrower is required to fill out a detailed application providing pertinent credit information, including a current balance sheet describing assets and liabilities, a statement of income and expenses, and an authorization to apply for a credit report. Salaried borrowers are generally required to submit pay stubs covering a consecutive 30-day period and their W-2 form for the most recent year. In addition, First Horizon generally obtains a verbal verification of employment from the borrower's employer. If a borrower is self-employed, the borrower may be required to submit copies of signed tax returns or provide bank statements. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has accounts.

         In determining the adequacy of the property as collateral, an appraisal is made of each property considered for financing. The properties are appraised by qualified independent appraisers. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to Fannie Mae and Freddie Mac. In addition, the appraiser is required to verify that the property is in good condition and that construction, if new, has been completed.

         Once all applicable employment, credit and property information is received, a determination is made as to whether the borrower has sufficient monthly income available to meet its monthly obligations on the mortgage loan and other expenses related to the home including property taxes and hazard insurance. First Horizon will generally underwrite hybrid adjustable-rate mortgage loans at the initial mortgage rate.

         First Horizon's underwriting standards for purchase money or rate and term refinance transactions secured by a borrower's primary residence generally allow a loan-to-value ratio at origination of up to 103% for mortgage loans with a principal balance of up to $350,000 and a loan-to-value ratio at origination of up to 80% for mortgage loans with a principal balance of up to $650,000. A minimum credit score of 680 and 620, respectively, is generally required for mortgage loans with a loan-to-value ratio at origination greater than 80% and up to 80%, respectively. Cash-out refinance transactions are not permitted.

                         DESCRIPTION OF THE CERTIFICATES

         The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Prospectus and the provisions of the Agreement relating to the Certificates offered hereby.

General

         The Bear Stearns ARM Trust Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates") will consist of the classes of Certificates offered hereby (the "Offered Certificates") in addition to the other classes of Certificates (the "Other Certificates"), which are not being offered hereby as described under "Summary of Terms--Other Certificates."

         The Certificates will evidence in the aggregate the entire beneficial ownership interest in the Trust. The Trust will consist of (i) the Mortgage Loans; (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the accounts (each a "Protected Account") established for the collection of payments on the Mortgage Loans and in the Certificate Account (as defined below) and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or by deed in lieu of foreclosure; (iv) any applicable primary insurance policies including the Radian PMI Policy and standard hazard insurance policies; (v) the proceeds from any insurance provided by the FHA and VA; and (vi) all proceeds of the foregoing.

         Each Class of Book-Entry Certificates will be represented initially by a single certificate registered in the name of Cede & Co. ("Cede") as the nominee of The Depository Trust Company ("DTC") and beneficial interests will be held by investors through the book-entry facilities of DTC in the United States or Clearstream Banking, Luxemborg, societe anonyme, formerly known as Cedelbank, societe anonyme ("Clearstream") or the Euroclear System ("Euroclear") in Europe in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $1,000 and increments of $1.00 in excess thereof and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof. One Certificate of each such Class may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Certificates of such Class. Each Class of Residual Certificates will be issued in certificated fully-registered form in a single certificate of $50.

         Distributions of principal and interest as set forth below initially will be made by the Trustee to Cede, as the registered holder of the Book-Entry Certificates, and to each holder of the Physical Certificates. Upon the issuance of Definitive Certificates (as defined in "Description of the Securities--Book-Entry Registration" in the Prospectus) to persons other than Cede, distributions will be made by the Trustee to the persons in whose names such Certificates are registered at the close of business on each Record Date, which will be the last Business Day of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer, provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

         A "Business Day" is generally any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banking institutions in New York City, Maryland, Minnesota, New Jersey or California or in the jurisdiction in which the Trustee, the Master Servicer or any Servicer is located or obligated by law or executive order to be closed.

         The Certificates will not be listed on any securities exchange or quoted in the automated quotation system of any registered securities association. As a result, investors in the Certificates may experience limited liquidity. See "Risk Factors--Limited Liquidity" in the Prospectus.

Book-Entry Registration

         The Book-Entry Certificates will be issued in one or more certificates which equal the initial Current Principal Amount of the Offered Certificates (other than the Physical Certificates) and will initially be registered in the name of Cede. Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities account in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC.

         Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be Cede & Co. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term is used in the Agreement. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Participants. Monthly and annual reports to the Trust provided to Cede, as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC and to Participants to whose DTC accounts the Book-Entry Certificates are credited. For a description of the features of the book-entry registration system, see "Description of the Securities--Book-Entry Registration" in the Prospectus.

         Physical Certificates and Definitive Certificates will be transferable and exchangeable on a "Certificate Register" to be maintained by the Trustee at the office or agency of the Trustee maintained for that purpose. Physical Certificates and Definitive Certificates surrendered to the Trustee for registration or transfer or exchange must be accompanied by a written instrument or transfer in form satisfactory to the Trustee. No service charge may be made for any registration of transfer or exchange of Physical Certificates and Definitive Certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required. Such office or agency of the Trustee is currently located at 123 Washington Street, New York, New York 10006. Certain representations will be required in connection with the transfer of the Residual Certificates. See "Restrictions on Purchase and Transfer of the Residual Certificates" herein.

Available Funds

         Available funds for any Distribution Date will be determined separately with respect to Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans (the "Group 1 Available Funds," "Group 2 Available Funds," "Group 3 Available Funds," "Group 4 Available Funds," "Group 5 Available Funds" and "Group 6 Available Funds," respectively, and each a "Group Available Funds") and in each case will be an amount equal to the aggregate of the following with respect to the related Mortgage Loans: (a) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances (including Certificate Account Advances, as defined under "The Pooling and Servicing Agreement--Monthly Advances" herein) and Compensating Interest Payments (as defined under "The Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses" herein) by the Master Servicer and the Servicers and (c) any amount reimbursed by the Master Servicer in connection with losses on certain eligible investments, except:

         (i) all payments that were due on or before the Cut-off Date;

         (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

         (iii) all payments, other than Principal Prepayments, that represent early receipt of scheduled payments due on a date or dates subsequent to the related Due Date;

         (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances or Certificate Account Advances;

         (v) amounts of Monthly Advances or Certificate Account Advances determined to be nonrecoverable;

         (vi) amounts representing the PMI Insurance Premiums (as described under "Description of the Mortgage Loans--Primary Mortgage Insurance and the Radian PMI Policy");

         (vii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) through (xi) and (xiii) described under the caption "The Pooling and Servicing Agreement--Certificate Account" herein; and

         (viii) amounts permitted to be retained by the Master Servicer and the Servicers as described under "Pooling and Servicing Agreement--Protected Account" herein.

"Available Funds" for any Distribution Date will equal the sum of the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Available Funds.

Distributions on the Certificates

         Allocation of Available Funds. Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in February 2001, in an aggregate amount equal to the Available Funds for such Distribution Date.

         (A) On each Distribution Date, the Group 1 Available Funds will be distributed in the following order of priority:

                  first, to the Group 1 Senior Certificates, the Accrued Certificate Interest on each such Class for such Distribution Date. As described below, Accrued Certificate Interest on each such Class of Group 1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among the Group 1 Senior Certificates as described below;

                  second, to the Group 1 Senior Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 1 Available Funds, any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such Class for such Distribution Date; and

                  third, sequentially, in the following order, to the Class R-I, Class R-II and Class A-1 Certificates, in reduction of the Current Principal Amounts thereof, the Group 1 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 1 Available Funds, until the Current Principal Amount of such Classes have been reduced to zero.

         (B) On each Distribution Date, the Group 2 Available Funds will be distributed in the following order of priority:

                  first, to the Class A-2 Certificates, the Accrued Certificate Interest on each Class for such Distribution Date;

                  second, to the Class A-2 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 2 Available Funds; and

                  third, to the Class A-2 Certificates, in reduction of the Current Principal Amount thereof, the Group 2 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 2 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (C) On each Distribution Date, the Group 3 Available Funds will be distributed in the following order of priority:

                  first, to the Class A-3 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                  second, to the Class A-3 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 3 Available Funds; and

                  third, to the Class A-3 Certificates in reduction of the Current Principal Amounts thereof, the Group 3 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 3 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (D) On each Distribution Date, an amount equal to the Group 4 Available Funds will be distributed in the following order of priority:

                  first, to the Class A-4 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                  second, to the Class A-4 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 4 Available Funds; and

                  third, to the Class A-4 Certificates in reduction of the Current Principal Amounts thereof, the Group 4 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 4 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (E) On each Distribution Date, an amount equal to the Group 5 Available Funds will be distributed in the following order of priority:

                  first, to the Class A-5 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                  second, to the Class A-5 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 5 Available Funds; and

                  third, to the Class A-5 Certificates in reduction of the Current Principal Amounts thereof, the Group 5 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 5 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (F) On each Distribution Date, an amount equal to the Group 6 Available Funds will be distributed in the following order of priority:

                  first, to the Class A-6 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                  second, to the Class A-6 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 6 Available Funds; and

                  third, to the Class A-6 Certificates in reduction of the Current Principal Amounts thereof, the Group 6 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 6 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (G) Subject to (H) and (I) below, on each Distribution Date on or prior to the Cross-Over Date, an amount equal to any remaining Available Funds following the distributions in (A) through (F) above will be distributed sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order: (i) the Accrued Certificate Interest thereon for such Distribution Date, (ii) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (iii) such Class's Allocable Share (as defined herein) for such Distribution Date.

         (H) On each Distribution Date prior to the occurrence of the Cross-Over Date but after the reduction of the Current Principal Amount of any Class of Senior Certificates (other than the Residual Certificates) to zero, the remaining Class or Classes of Senior Certificates will be entitled to receive in reduction of their Current Principal Amounts, pro rata based upon their Current Principal Amounts immediately prior to such Distribution Date, in addition to any Principal Prepayments related to such remaining Senior Certificates' respective Mortgage Loan Group allocated to such Senior Certificates, 100% of the Principal Prepayments on any Mortgage Loan in the Mortgage Loan Group relating to the fully repaid Class of Senior Certificates (other than the Residual Certificates); provided, however, that if the Subordinate Percentage equals or exceeds 4.00% on such Distribution Date, then the additional allocation of Principal Prepayments to Senior Certificates in accordance with this clause (H) will not be made.

         (I) If on any Distribution Date on which the aggregate Current Principal Amount of any Class or Classes of Senior Certificates (other than the Residual Certificates) would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group and any Subordinate Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, (i) 100% of amounts otherwise allocable to the Subordinate Certificates in respect of principal will be distributed to such Class or Classes of Senior Certificates in reduction of the Current Principal Amounts thereof, until the aggregate Current Principal Amount of such Class or Classes of Senior Certificates is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group, and (ii) the Accrued Certificate Interest otherwise allocable to the Subordinate Certificates on such Distribution Date will be reduced, if necessary, and distributed to such Class or Classes of Senior Certificates in an amount equal to the Accrued Certificate Interest for such Distribution Date on the excess of (x) the aggregate Current Principal Balance of such Class or Classes of Certificates over (y) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group. Any such reduction in the Accrued Certificate Interest on the Subordinate Certificates will be allocated in reverse order of the Subordinate Certificates numerical designations, commencing with the Class B-6 Certificates.

         (J) On each Distribution Date, any Group Available Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, as described in (A) through (I) above, will be distributed to the Class R-II Certificates; provided, however, that if on any Distribution Date there are any Group Available Funds remaining after payment of interest and principal to a Class or Classes of Certificates entitled thereto, such Group Available Funds will be distributed to the other Classes of Senior Certificates (other than the Residual Certificates), pro rata, based upon their Current Principal Amounts, until all amounts due to all such Classes of Senior Certificates have been paid in full, before any amounts are distributed to the Class R-II Certificates. It is not anticipated that there will be any significant amounts remaining for such distribution.

Interest

         Interest will accrue during the preceding Interest Accrual Period for each Class of Certificates at its then applicable Pass-Through Rate on the Current Principal Amount of such Class immediately preceding such Distribution Date.

         The "Pass-Through Rates" on all Classes of Certificates are set forth on the cover hereof or in "Summary of Terms--Offered Certificates" or "--Other Certificates."

         The effective yield to the holders of Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price, because interest will not be distributed to such Certificateholders until the 25th day (or if such day is not a Business Day, then on the next succeeding Business Day) of the month following the month in which interest accrues on the Mortgage Loans. See "Yield and Prepayment Considerations" herein.

         The "Accrued Certificate Interest" for any Certificate for any Distribution Date, will equal the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount of such Certificate immediately prior to such Distribution Date less (i) in the case of a Senior Certificate, such Certificate's share of any Net Interest Shortfall from the related Mortgage Loans and, after the Cross-Over

Date, the interest portion of any Realized Losses on the related Mortgage Loans and (ii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall (as defined below) and the interest portion of any Realized Losses on the related Mortgage Loans. Such Net Interest Shortfalls will be allocated among the Certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of Realized Losses with respect to all Mortgage Loans will be allocated first to the Subordinate Certificates in reverse order of their numerical designations commencing with the Class B-6 Certificates and following the Cross-Over Date, such Realized Losses will be allocated pro rata to the related Class of Senior Certificates for such Mortgage Loan Group. Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the outstanding Current Principal Amount of such Certificate has been reduced to zero.

         The "Cross-Over Date" is the Distribution Date on which the Current Principal Amounts of the Subordinate Certificates are reduced to zero.

         The "Current Principal Amount" of any Certificate as of any Distribution Date will equal such Certificate's initial principal amount on the Closing Date, as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate on account of principal, (ii) the principal portion of all Realized Losses previously allocated to such Certificate (taking account of its applicable Loss Allocation Limitation) and (iii) in the case of a Subordinate Certificate, such Certificate's pro rata share, if any, of the Subordinate Certificate Writedown Amount for previous Distribution Dates. With respect to any Class of Certificates, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class.

         As of any Distribution Date, the "Subordinate Certificate Writedown Amount" will equal the amount by which (a) the sum of the Current Principal Amounts of all of the Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Current Principal Amounts of the Certificates on such Distribution Date) exceeds (b) sum of the Scheduled Principal Balances of the Mortgage Loans on the first day of the month of such Distribution Date less any Deficient Valuation occurring prior to such Distribution Date. The Subordinate Certificate Writedown Amount will be allocated sequentially to the Classes of Subordinate Certificates in inverse order of their numerical Class designations, until the Current Principal Amount of each such Class has been reduced to zero.

         With respect to any Distribution Date, the "Interest Shortfall" is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Rates) on Mortgage Loans in the related Mortgage Loan Group resulting from (a) prepayments in full received during the related Prepayment Period, (b) the partial prepayments received during the related Prepayment Period to the extent applied prior to the Due Date in the month of the Distribution Date and (c) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940 (the "Relief Act"). Interest Shortfalls will result because
(i) obligors on each Mortgage Loan (each a "Mortgagor") are obligated to pay interest on prepayments in full only to the date of prepayment by such Mortgagor, (ii) (a) partial prepayments are generally not required to be accompanied by interest on the amount of such partial prepayment and (b) partial prepayments applied prior to the Due Date in the month of the Distribution Date will result in a reduction of the Scheduled Principal Balance of the related Mortgage Loan without a corresponding reduction of the Current Principal Amount of any Certificate, and (iii) the Relief Act limits, in certain circumstances, the interest rate required to be paid by a Mortgagor in the military service, to 6% per annum. Any Interest Shortfalls resulting from a prepayment in full or in part are required to be paid by the applicable Servicer (other than RFC, as described below), but only to the extent that such amount does not exceed the aggregate of the Servicing Fees on the Mortgage Loans serviced by it for the applicable Distribution Date. Neither RFC nor the Master Servicer is obligated to pay Interest Shortfalls resulting from prepayments on the Mortgage Loans serviced by RFC. Any Interest Shortfalls required to be funded but not funded by the applicable Servicer are required to be paid by the Master Servicer, but only to the extent that such amount does not exceed the aggregate Master Servicing Fees for the related Mortgage Loans for the applicable Distribution Date. None of the Servicers or the Master Servicer are obligated to fund Interest Shortfalls resulting from the application of the Relief Act. The amount of the Master Servicing Fees and Servicing Fees used to offset such Interest Shortfalls is referred to herein as "Compensating Interest Payments." Interest Shortfalls net of Compensating Interest Payments are referred to herein as "Net Interest Shortfalls."

         If on any Distribution Date the Group Available Funds (including any interest allocated to the Senior Certificates pursuant to paragraph (I) under "--Allocation of Available Funds" above) for the related Senior Certificates is less than the Accrued Certificate Interest on such Senior Certificates for such Distribution Date prior to reduction for Net Interest Shortfall and the interest portion of Realized Losses on the related Mortgage Loans, the shortfall will be allocated among the holders of each Class of Senior Certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall and/or Realized Losses for such Distribution Date. In addition, the amount of any interest shortfalls with respect to the Mortgage Loans in the related Mortgage Loan Group that are covered by subordination will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the related Certificates entitled to such amounts on subsequent Distribution Dates, to the extent of the related Group Available Funds after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicers, the Servicers or otherwise, except to the extent of applicable Compensating Interest Payments.

Principal

         Distributions in reduction of the Current Principal Amount of the Group 1 Senior Certificates and the Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will be made on each Distribution Date pursuant to priority third paragraphs of (A), (B), (C), (D), (E) and (F), respectively, under "Distributions on the Certificates--Allocation of Available Funds" above.

         Distributions in reduction of the Current Principal Amounts of the Subordinate Certificates will be made pursuant to paragraph (G) under "Distributions on the Certificates--Allocation of Available Funds" above. The sum of the Group 1 Available Funds, the Group 2 Available Funds, the Group 3 Available Funds, the Group 4 Available Funds, the Group 5 Available Funds and the Group 6 Available Funds, if any, remaining after distributions of principal and interest on the Senior Certificates on such Distribution Date will be allocated to the Subordinate Certificates in an amount equal to each such Class's Allocable Share for such Distribution Date, provided, however, that no distribution of principal will be made on any such Class until any Class ranking prior thereto has received distributions of interest and principal, and such Class has received distributions of interest, on such Distribution Date.

         The amount to which the Senior Certificates are entitled as principal on any Distribution Date will be determined separately for the Group 1 Senior Certificates (the "Group 1 Senior Optimal Principal Amount"), the Class A-2 Certificates (the "Group 2 Senior Optimal Principal Amount"), the Class A-3 Certificates (the "Group 3 Senior Optimal Principal Amount"), the Class A-4 Certificates (the "Group 4 Senior Optimal Principal Amount"), the Class A-5 Certificates (the "Group 5 Senior Optimal Principal Amount") and the Class A-6 Certificates (the "Group 6 Senior Optimal Principal Amount"), and in each case will be an amount equal to the sum of:

                  (i) the applicable Senior Percentage of the principal portion of all Monthly Payments due on the Mortgage Loans in the related Mortgage Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period (as defined below);

                  (iii) the applicable Senior Prepayment Percentage of all partial prepayments allocated to principal received during the applicable Prepayment Period;

                  (iv) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period other than Mortgage Loans described in the immediately following clause
         (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Mortgage Loan Group purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable Senior Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Mortgage Loan Group that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the PMI Policy, if any or otherwise; and

                  (v) the applicable Senior Prepayment Percentage of the sum of
         (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was repurchased by the Mortgage Loan Seller in connection with such Distribution Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by the Mortgage Loan Seller with a substitute Mortgage Loan pursuant to the Agreement in connection with such Distribution Date over the Scheduled Principal Balance of such substitute Mortgage Loan.

                  The "Prepayment Period" is the period from the first day through the last day of the calendar month preceding the month in which such Distribution Date occurs.

         The applicable "Senior Percentage" for each Class or Classes of the Senior Certificates on any Distribution Date will equal the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of such Class or Classes of Senior Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group as of the beginning of the related Due Period. The initial Senior Percentage for each of the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates is expected to be approximately 96.5%.

         With respect to any Distribution Date, the "Due Period" is the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

         The "Senior Prepayment Percentage" with respect to each Mortgage Loan Group on any Distribution Date occurring during the periods set forth below will be as follows:

        Period (dates inclusive)                        Senior Prepayment Percentage

        February 25, 2001 - January 25, 2011            100%

        February 25, 2011 - January 25, 2012            the applicable Senior Percentage plus 70% of the
                                                        applicable Subordinate Percentage

        February 25, 2012 - January 25, 2013            the applicable Senior Percentage plus 60% of the
                                                        applicable Subordinate Percentage

        February 25, 2013 - January 25, 2014            the applicable Senior Percentage plus 40% of the
                                                        applicable Subordinate Percentage

        February 25, 2014 - January 25, 2015            the applicable Senior Percentage plus 20% of the
                                                        applicable Subordinate Percentage

        February 25, 2015 and thereafter                the applicable Senior Percentage

         Notwithstanding the foregoing, if on any Distribution Date the weighted average current Senior Percentage (weighted on the basis of the Scheduled Principal Balances of the Mortgage Loans in each Mortgage Loan Group) exceeds the weighted average Senior Percentage as of the Cut-off Date (which is expected to be approximately 96.5%), the Senior Prepayment Percentage with respect to each Mortgage Loan Group for such Distribution Date will equal 100%. Upon reduction of the Current Principal Amounts of any Class of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates or Class A-6 Certificates to zero, the related Senior Prepayment Percentage with respect to the related Mortgage Loan Group will equal 0%; provided, however, that in the circumstances described in paragraph (H) under "--Allocation of Available Funds", above, prepayments resulting from Mortgage Loans in one Mortgage Loan Group and otherwise distributable to the Subordinate Certificates will be distributed pro rata to the other Senior Certificates related to the other Mortgage Loan Groups.

         In addition, no reduction of a Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in all Mortgage Loan Groups delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 50%, and (ii) cumulative Realized Losses on the Mortgage Loans in all Mortgage Loan Groups do not exceed (a) 30% of the aggregate Current Principal Amounts of the Subordinate Certificates as of the Cut-off Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including February 2011 and January 2012, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2012 and January 2013, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2013 and January 2014,
(d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2014 and January 2015, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after February 2015.

         In addition, on or after February 25, 2004, if on any Distribution Date the applicable weighted average current Subordinate Percentage (weighted on the basis of the Scheduled Principal Balances of the Mortgage Loans in each Mortgage Loan Group) is equal to or greater than two (2) times the weighted average Subordinate Percentage as of the Cut-off Date (which is expected to be approximately 3.50%), and (a) the aggregate Scheduled Principal Balance of Mortgage Loans in all Mortgage Loan Groups delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates (after giving effect to distributions in such month) does not exceed 50% and (b) cumulative Realized Losses on the Mortgage Loans in all Mortgage Loan Groups does not exceed 10% of the Original Subordinate Principal Balance, then the applicable Senior Prepayment Percentage for any Mortgage Loan Group for such Distribution Date will equal the applicable related Senior Percentage (such test, the "Two-Times Test").

         The applicable "Subordinate Percentage" for the Subordinate Certificates with respect to each Mortgage Loan Group, which initially will equal approximately 3.50% with respect to each Mortgage Loan Group, will be recalculated for each Distribution Date to equal 100% minus the related Senior Percentage for such Distribution Date.

         The applicable "Subordinate Prepayment Percentage" for the Subordinate Certificates with respect to each Mortgage Loan Group on any Distribution Date will equal 100% minus the related Senior Prepayment Percentage, except that on any Distribution Date after the Current Principal Amounts of the related Senior Certificates have each been reduced to zero, the Subordinate Prepayment Percentage will equal 100%.

         The "Subordinate Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of the following (but in no event greater than the aggregate Current Principal Amounts of the Subordinate Certificates, as applicable, immediately prior to such Distribution Date):

                  (i) the applicable Subordinate Percentage of the principal portion of all Monthly Payments due on each Mortgage Loan in the related Mortgage Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) with respect to each Mortgage Loan in the related Mortgage Loan Group, the applicable Subordinate Prepayment Percentage of (a) the amount of all partial prepayments on each such Mortgage Loan and (b) the Scheduled Principal Balance of each such Mortgage Loan which was the subject of a prepayment in full, in each case received by the Master Servicer during the applicable Prepayment Period;

                  (iii) the excess, if any, of the sum of (a) the net liquidation proceeds allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan in the related Mortgage Loan Group (other than Mortgage Loans described in clause (b)) and (b) the principal balance of each Mortgage Loan in the related Mortgage Loan Group that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy over (c) the sum of the amounts distributable to the related Senior Certificateholders pursuant to clause (iv) of the related definition of "Senior Optimal Principal Amount" on such Distribution Date;

                  (iv) the applicable Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was repurchased by the Mortgage Loan Seller in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by the Mortgage Loan Seller with a substitute Mortgage Loan pursuant to the Agreement in connection with such Distribution Date and the Scheduled Principal Balance of such substitute Mortgage Loan; and

                  (v) on the Distribution Date on which the Current Principal Amounts of the related Senior Certificates have all been reduced to zero, 100% of any applicable Senior Optimal Principal Amount remaining undistributed on such date.

         The "Allocable Share" with respect to any Class of Subordinate Certificates on any Distribution Date will generally equal such Class's pro rata share (based on the Current Principal Amount of each Class entitled thereto) of the sum of each of the components of the definition of the Subordinate Optimal Principal Amount for each of the Mortgage Loan Groups; provided, that, except as described in the second succeeding sentence, no Class of Subordinate Certificates shall be entitled on any Distribution Date to receive distributions pursuant to clauses (ii) and (iv) of the definition of the Subordinate Optimal Principal Amount unless the Class Prepayment Distribution Trigger for the related Class is satisfied for such Distribution Date. The "Class Prepayment Distribution Trigger" for a Class of Subordinate Certificates for any Distribution Date is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class and each Class subordinated thereto, if any, and the denominator of which is the Scheduled Principal Balances of all of the Mortgage Loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date. If on any Distribution Date the Current Principal Amount of any Class of Subordinate Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributable to such Class pursuant to clauses (ii) and (iv) of the definition of "Subordinate Optimal Principal Amount," to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Classes of Subordinate Certificates in reduction of their respective Current Principal Amounts, sequentially, in the order of their numerical Class designations. If the Class Prepayment Distribution Trigger is not satisfied for any Class of Subordinate Certificates on any Distribution Date, this may have the effect of accelerating the amortization of more senior Classes of Subordinate Certificates.

         "Determination Date" with respect to each Mortgage Loan is the date designated in the related Servicing Agreement. The Determination Dates for the Mortgage Loans generally range between the 15th day and 22nd day of the month.

         "Insurance Proceeds" are amounts paid by an insurer under any Primary Mortgage Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note and other than amounts used to repair or restore the Mortgaged Property or to reimburse certain expenses.

         "Repurchase Proceeds" are proceeds of any Mortgage Loan repurchased by the Seller and any cash deposit in connection with the substitution of a Mortgage Loan pursuant to the provisions described under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans" and "--Representations and Warranties" herein.

         "Principal Prepayment" is any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

         "Monthly Payment" with respect to any Mortgage Loan and any month is the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note, or in the case of any Mortgaged Property acquired through foreclosure or deed-in-lieu of foreclosure (each such Mortgaged Property, an "REO Property"), would otherwise have been payable under the related Mortgage Note.

Allocation of Losses; Subordination

         A "Realized Loss" with respect to a Mortgage Loan is (i) a Bankruptcy Loss (as defined below) or (ii) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the Mortgage Rate through the last day of the month of liquidation less the Net Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgaged Property. A "Liquidated Mortgage Loan" is any defaulted Mortgage Loan as to which the Master Servicer or the related Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

         "Liquidation Proceeds" are amounts received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan whether through trustee's sale, foreclosure sale, proceeds of insurance policies, condemnation proceeds or otherwise.

         "Net Liquidation Proceeds" with respect to a Mortgage Loan are Liquidation Proceeds net of unreimbursed Servicing Fees, Master Servicing Fees, advances by the Master Servicer or the related Servicer, Monthly Advances and expenses incurred by the Master Servicer or the related Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property.

         In the event of a personal bankruptcy of a Mortgagor, the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then Outstanding Principal Balance of the Mortgage Loan secured by such Mortgaged Property and could reduce the secured debt to such value. In such case, the holder of such Mortgage Loan would become an unsecured creditor to the extent of the difference between the Outstanding Principal Balance of such Mortgage Loan and such reduced secured debt (such difference, a "Deficient Valuation"). In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction of the amount of the monthly payment on the related Mortgage Loan (a "Debt Service Reduction"). A "Bankruptcy Loss" with respect to any Mortgage Loan is a Deficient Valuation or Debt Service Reduction.

         The principal portion of Realized Losses on a Mortgage Loan in any Mortgage Loan Group will not be allocated to any Senior Certificates until the Cross-Over Date. Prior to the Cross-Over Date (and on such date under certain circumstances) the principal portion of any Realized Losses will be allocated among the outstanding Classes of Subordinate Certificates, in inverse order of priority, in each case until the Current Principal Amount of each such

Class has been reduced to zero. Commencing on the Cross-Over Date, the principal portion of Realized Losses on a Mortgage Loan in a Mortgage Loan Group will be allocated among the outstanding Classes of Senior Certificates for such Mortgage Loan Group, pro rata based upon their respective Current Principal Amounts.

         Since the Subordinate Certificates will absorb Realized Losses on Mortgage Loans in all Mortgage Loan Groups, a disproportionate amount of Realized Losses with respect to Mortgage Loans in each Mortgage Loan Group will adversely impact the availability of subordination to the Senior Certificates related to the other Mortgage Loan Groups.

         No reduction of the Current Principal Amount of any Class shall be made on any Distribution Date on account of Realized Losses to the extent that such reduction would have the effect of reducing the aggregate Current Principal Amount of all of the Certificates of such Distribution Date to an amount less than the Scheduled Principal Balances of the Mortgage Loans as of the related Due Date (such limitation being the "Loss Allocation Limitation").

         The principal portion of Debt Service Reductions will not be allocated in reduction of the Current Principal Amount of any Certificate. However, after the Cross-Over Date, the amounts distributable under clause (i) of the definition of "Senior Optimal Principal Amount" will be reduced by the amount of any Debt Service Reductions. Regardless of when they occur, Debt Service Reductions may reduce the amount of Available Funds that would otherwise be available for distribution on a Distribution Date. As a result of the subordination of the Subordinate Certificates in right of distribution, any Debt Service Reductions relating to Mortgage Loans prior to the Cross-Over Date, will be borne by the Subordinate Certificates (to the extent then outstanding) in inverse order of priority.

         Any Deficient Valuation will on each Distribution Date be allocated solely to the outstanding Subordinate Certificates.

         Except as described above, all allocations of Realized Losses will be accomplished on a Distribution Date by reducing the Current Principal Amount of the applicable Classes by their appropriate shares of any such losses occurring during the month preceding the month of such Distribution Date and, accordingly, will be taken into account in determining the distributions of principal and interest on the Certificates commencing on the following Distribution Date.

         The interest portion of Realized Losses will be allocated among the outstanding Classes of Certificates offered hereby to the extent described under "Distributions on the Certificates--Interest" above.

Subordination

         Priority of Senior Certificates. As of the Closing Date, the aggregate Current Principal Amounts of the Subordinate Certificates will equal approximately 3.50% of the aggregate Current Principal Amounts of all Classes of Certificates.

         The rights of the holders of the Classes of Subordinate Certificates to receive distributions with respect to each Mortgage Loan Group will be subordinated to such rights of the holders of the related Senior Certificates and to each Class of Subordinate Certificates having a lower numerical designation than such Class, to the extent described above. The subordination of the Subordinate Certificates to the Senior Certificates and the further subordination among the Subordinate Certificates, are each intended to increase the likelihood of timely receipt by the holders of the Certificates with higher relative payment priority of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against losses resulting from defaults on Mortgage Loans to the extent described above.

         However, in certain circumstances, the amount of available subordination may be exhausted and shortfalls in distributions on the Offered Certificates could result. Holders of Senior Certificates will bear their proportionate share of Realized Losses in excess of the total subordination amount. The allocation of the principal portion of any Realized Loss to the Subordinate Certificates on any Distribution Date will decrease the protection provided to the

Senior Certificates then outstanding on future Distribution Dates by reducing the aggregate Current Principal Amount of the Subordinate Certificates then outstanding.

         In addition, in order to extend the period during which the Subordinate Certificates remain available as credit enhancement for the Senior Certificates, the entire amount of any prepayment or other unscheduled recovery of principal with respect to a Mortgage Loan will be allocated to the applicable Senior Certificates to the extent described herein during the first ten years after the Closing Date (with such allocation being subject to reduction before such time or thereafter as described herein). This allocation has the effect of accelerating the amortization of the applicable Senior Certificates while, in the absence of losses in respect of the related Mortgage Loans, increasing the percentage interest in the principal balance of the related Mortgage Loans evidenced by the Subordinate Certificates.

         In certain other circumstances as described under "--Distributions on the Certificates" above Principal Prepayments otherwise distributable to the Subordinate Certificates will in lieu thereof be distributed to the Senior Certificates.

         After the payment of amounts distributable in respect of the Senior Certificates on each Distribution Date, the Subordinate Certificates will be entitled on such date to the remaining portion, if any, of the Available Funds in an aggregate amount equal to the Accrued Certificate Interest on the Subordinate Certificates for such date, any remaining undistributed Accrued Certificate Interest thereon from previous Distribution Dates and the sum of the Allocable Shares of the Subordinate Certificates. Amounts so distributed to Subordinate Certificateholders will not be available to cover any delinquencies or any Realized Losses on Mortgage Loans in respect of subsequent Distribution Dates.

         Priority Among Subordinate Certificates. On each Distribution Date, the holders of any particular Class of Subordinate Certificates will have a preferential right to receive the amounts due them on such Distribution Date out of Available Funds, prior to any distribution being made on such date on each Class of Certificates subordinated to such Class. In addition, except as described herein, the principal portion of any Realized Losses with respect to the Mortgage Loans will be allocated, to the extent set forth herein, in reduction of the Current Principal Amounts of the Classes of Subordinate Certificates in the inverse order of their numerical Class designation. The effect of the allocation of such Realized Losses to a related Class of Subordinate Certificates will be to reduce future distributions allocable to such Class and increase the relative portion of distributions allocable to more senior Classes of related Subordinate Certificates.

         In order to maintain the relative levels of subordination among the Classes of Subordinate Certificates certain other unscheduled recoveries of principal in respect of the Mortgage Loans (which, except as described herein, will not be distributable to such Certificates for at least the first nine years after the Cut-off Date) will not be distributable to the holders of any Class of Subordinate Certificates on any Distribution Date for which the related Class Prepayment Distribution Trigger is not satisfied, except as described above. See "Description of the Certificates--Distributions on the Certificates" and "--Principal" above. If the Class Prepayment Distribution Trigger is not satisfied with respect to any Class of Subordinate Certificates, the amortization of more senior Classes of Subordinate Certificates may occur more rapidly than would otherwise have been the case and, in the absence of losses in respect of the Mortgage Loans, the percentage interest in the principal balance of the Mortgage Loans evidenced by such Subordinate Certificates may increase.

         As a result of the subordination of any Class of Subordinate Certificates, such Class of Certificates will be more sensitive than more senior Classes of Certificates to the rate of delinquencies and defaults on the Mortgage Loans, and under certain circumstances investors in such Certificates may not recover their initial investment.

                       YIELD AND PREPAYMENT CONSIDERATIONS


General

         The yield to maturity and weighted average life of each Class of Certificates will be affected by the amount and timing of principal payments on the Mortgage Loans in the related Mortgage Loan Group, the allocation of Available Funds to such Class of Certificates, the applicable Pass-Through Rate for such Class of Certificates and the purchase price paid for such Certificates. In addition, the yields to investors in the Certificates will be adversely affected by Realized Losses and Net Interest Shortfalls. The interaction of the foregoing factors may have different effects on the various Classes of Certificates and the effects on any Class may vary at different times during the life of such Class. No representation is made as to the anticipated rate of prepayments on the Mortgage Loans, the amount and timing of Realized Losses or Net Interest Shortfalls or as to the anticipated yield to maturity of any Certificates. Prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Certificates to their investment objectives. Investors should carefully consider the associated risks discussed below and under the heading "Legal Investment" herein and under the headings "Yield and Prepayment Considerations" and "Legal Investment" in the Prospectus.

         Convertible Mortgage Loans. The Convertible Mortgage Loans provide that the Mortgagors may, during a specified period of time, convert the adjustable interest rate of such Mortgage Loans to a fixed interest rate. The Seller is not aware of any publicly available statistics that set forth principal prepayment or conversion experience or conversion forecasts of adjustable-rate mortgage loans over an extended period of time, and its experience with respect to adjustable-rate mortgages is insufficient to draw any conclusions with respect to the expected prepayment or conversion rates on the Convertible Mortgage Loans. As is the case with conventional, fixed-rate mortgage loans originated in a high interest rate environment which may be subject to a greater rate of principal prepayments when interest rates decrease, adjustable-rate mortgage loans may be subject to a greater rate of principal prepayments due to their refinancing or conversion to fixed interest rate loans in a low interest rate environment. For example, if prevailing interest rates fall significantly, adjustable-rate mortgage loans could be subject to higher prepayment and conversion rates than if prevailing interest rates remain constant because the availability of fixed-rate or other adjustable-rate mortgage loans at competitive interest rates may encourage Mortgagors to refinance their adjustable-rate mortgages to "lock in" a lower fixed interest rate or to take advantage of the availability of such other adjustable-rate mortgage loans, or, in the case of convertible adjustable-rate mortgage loans, to exercise their option to convert the adjustable interest rates to fixed interest rates. The conversion feature may also be exercised in a rising interest rate environment as Mortgagors attempt to limit their risk of higher rates. Such a rising interest rate environment may also result in an increase in the rate of defaults on the Mortgage Loans. As a result of the Mortgagor's exercise of the conversion option, the Group 1 Mortgage Loans may include Mortgage Loans with fixed interest rates.

         Mortgage Loan Payments. If prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the Mortgage Rates on the Mortgage Loans. Other factors affecting prepayments of Mortgage Loans include changes in Mortgagors' housing needs, job transfers, unemployment, net equity in the Mortgaged Properties and servicing decisions. Amounts received by virtue of liquidations of Mortgage Loans, repurchases of Mortgage Loans upon breach of representations or warranties and optional termination of the Trust also affect the receipt of principal on the Mortgage Loans. In addition, the rates of prepayments will be affected by the rate and timing of the sale of Mortgaged Properties to the extent that the Mortgage Loans contain due-on sale clause. The Mortgage Loans may be prepaid at any time, although certain of the Mortgage Loans provide for payment of a prepayment charge.

         Timing of Payments and Distributions. Unlike certain corporate bonds, the timing and amount of principal payments on the Certificates are not fixed because they are generally determined by the timing and amount of principal payments on the applicable Mortgage Loans. The timing of payments on the Mortgage Loans may significantly affect an investor's yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Furthermore, the effective yield to Certificateholders will be slightly lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price because, while interest generally will accrue on each such Certificate from the first day of the month, the distribution of such interest will not be made earlier than the 25th day of the month following the month of accrual. Moreover, to the extent any Net Interest Shortfall or the interest portion of any Realized Loss is allocated to a Class of Certificates the yield to investors in such Class will be reduced.

         Discounts and Premiums. In the case of any Certificates purchased at a discount, a slower than assumed rate of principal payments on the applicable Mortgage Loans could result in an actual yield that is lower than the assumed yield. In the case of any Certificates purchased at a premium, a faster than assumed rate of principal payments on the applicable Mortgage Loans could result in an actual yield that is lower than the anticipated yield. A discount or premium would be determined in relation to the price at which a Certificate will yield its Pass-Through Rate, after giving effect to any payment delay.

         Reinvestment Risk. Because the Mortgage Loans may be prepaid at any time, it is not possible to predict the rate at which distributions on the Certificates will be received. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors in the Certificates will be able to reinvest the distributions thereon at yields equaling or exceeding the yields on the Certificates. Yields on any such reinvestments may be lower, and may even be significantly lower, than yields on the Certificates. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a reduced rate of return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a greater rate of return of principal to investors at a time when reinvestment at comparable yields may not be possible.

Additional Yield Considerations for Residual Certificates

         Holders of the Residual Certificates are entitled to receive distributions of principal and interest as described herein. However, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of the REMICs that substantially exceed the principal and interest payable thereon during such periods.

Assumed Final Distribution Date

         The "Assumed Final Distribution Date" for distributions on the Certificates is the Distribution Date in December 2040. The Assumed Final Distribution Date in each case is the Distribution Date in the month following the latest scheduled maturity date of all of the Mortgage Loans. Since the rate of payment (including prepayments) of principal on the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed the scheduled rate by a substantial amount, the disposition of the last remaining Mortgage Loan may be earlier, and could be substantially earlier, than the Assumed Final Distribution Date. In addition, SAMI or its designee may, at its option, repurchase all the Mortgage Loans from the Trust on or after any Distribution Date on which the aggregate unpaid principal balances of the Mortgage Loans are less than 10% of the Cut-off Date Scheduled Principal Balance of the Mortgage Loans. See "The Pooling and Servicing Agreement--Termination" herein.

Weighted Average Lives

         The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be distributed to the investor. The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal amount of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal amount of such Certificate referred to in clause (a). The weighted average lives of the Certificates will be influenced by, among other factors, the rate at which principal is paid on Mortgage Loans in the applicable Mortgage Loan Group. Principal payments of Mortgage Loans may be in the form of scheduled amortization or prepayments including as a result of foreclosure proceedings or by virtue of the purchase of a Mortgage Loan in advance of its stated maturity as required or permitted by the Agreement. In general, the Mortgage Loans may be prepaid by the Mortgagors at any time and without payment of any prepayment fee or penalty. The actual weighted average life and term to maturity of each Class of Certificates, in general, will be shortened if the level of such prepayments of principal on the applicable Mortgage Loan Group increase.

Prepayment Model

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this Prospectus Supplement with respect to the Mortgage Loans represents a constant rate of prepayment each month ("CPR") relative to the then outstanding principal balance of a pool of mortgage loans. To assume a 15% CPR or 25% CPR or any other CPR is to assume that the stated percentage of the outstanding principal balance of the related pool is prepaid over the course of a year. No representation is made that the Mortgage Loans will prepay at these or any other rates.

Pricing Assumptions

         The Certificates were structured assuming, among other things, a 25% CPR for the Group 1 Certificates and a 15% CPR for the Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates. The prepayment assumption to be used for pricing purposes for the respective Classes may vary as determined at the time of sale. The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

Decrement Tables

         The following tables entitled "Percent of Initial Principal Amount Outstanding" indicate the percentages of the initial principal amount of each Class of Offered (other than the Residual Certificates) Certificates that would be outstanding after each of the dates shown at various percentages of CPR and the corresponding weighted average lives of such Classes of Offered Certificates.

         The following tables have been prepared based on the assumptions that:
(i) each Mortgage Loan Group consists of Mortgage Loans having substantially the characteristics set forth in Annex A, (ii) the Mortgage Loans prepay at the specified percentages of the CPR, (iii) no defaults in the payment by Mortgagors of principal of and interest on the Mortgage Loans are experienced, (iv) scheduled payments on the Mortgage Loans are received on the first day of each month commencing in February 2001 and are computed prior to giving effect to prepayments received on the last day of the prior month, (v) prepayments are allocated as described herein without giving effect to loss and delinquency tests or the Two-Times Test, (vi) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in January 2001, (vii) scheduled Monthly Payments of principal and interest on the Mortgage Loans are calculated on their respective principal balances (prior to giving effect to prepayments received thereon during the preceding calendar month), Mortgage Rate and remaining terms to stated maturity such that the Mortgage Loans will fully amortize by their stated maturities, (viii) the Mortgage Rate on each adjustable rate Mortgage Loan will be adjusted on each Interest Adjustment Date (as necessary) to a rate equal to the related Index (as described above), plus the applicable Gross Margin, subject to Maximum Lifetime Mortgage Rates, Minimum Lifetime Mortgage Rates and Periodic Caps (as applicable), (ix) scheduled Monthly Payments of principal and interest on each Mortgage Loan will be adjusted on each payment adjustment date (as necessary) for such Mortgage Loan to equal the fully amortizing payment described in (vii) above, (x) the initial principal amounts or Notional Amounts of the Certificates are as set forth on the cover page hereof and under "Summary of Terms--Other Certificates," (xi) distributions in respect of the Certificates are received in cash on the 25th day of each month, commencing in February 2001, (xii) the Offered Certificates are purchased on January 31, 2001, (xiii) SAMI does not exercise the option to repurchase the Mortgage Loans described under the caption "The Pooling and Servicing Agreement--Termination," (xiv) no Convertible Mortgage Loan converts to a fixed rate, (xv) the One Year CMT equals 5.727%, the Three Year CMT equals 5.360% and the Six Month CMT equals 6.031%, and (xvi) the Servicing Fee for Mortgage Loans serviced by Countrywide is not increased by 0.125% at the initial interest rate adjustment dates for such Mortgage Loans. While it is assumed that each of the Mortgage Loans prepays at the related specified percentages of CPR, this is not likely to be the case.

         Discrepancies will exist between the characteristics of the actual Mortgage Loans which will be delivered to the Trustee and characteristics of the Mortgage Loans assumed in preparing the tables. To the extent that the Mortgage Loans have characteristics which differ from those assumed in preparing the tables, the Certificates may mature earlier or later than indicated by the tables.

         Based on the foregoing assumptions, the tables below indicate the weighted average life of each Class of Offered Certificates and set forth the percentages of the initial Current Principal Amount of each such Class that would be outstanding after the Distribution Date in January of each of the years indicated, assuming that the Mortgage Loans prepay at the percentage of CPR indicated therein. None of percentages of CPR, or any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. Variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentage of initial Current Principal Amount (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the CPR.

                 Percent of Initial Principal Amount Outstanding

                                Class A-1 Certificates                           Class A-2 Certificates
                      --------------------------------------------     --------------------------------------------

                                    CPR Percentage                                   CPR Percentage
                      --------------------------------------------     --------------------------------------------
                         0%      15%      25%      35%      45%            0%     10%      15%      25%      35%
                        ---      ---      ---      ---      ---           ---     ---      ---      ---      ---
Initial Percentage      100      100      100      100      100           100     100      100      100      100
January, 2002.....       98       83       73       63       52            99      89       84       73       63
January, 2003.....       96       69       53       39       27            98      79       70       54       39
January, 2004.....       94       57       38       23       13            97      70       58       39       24
January, 2005.....       92       47       27       14        5            96      62       49       28       14
January, 2006.....       90       38       19        8        1            95      55       40       20        8
January, 2007.....       87       31       13        4        0            94      48       33       14        4
January, 2008.....       84       25        9        1        0            92      42       27        9        1
January, 2009.....       81       20        5        0        0            91      37       22        6        *
January, 2010.....       78       16        3        0        0            89      33       18        4        0
January, 2011.....       74       12        2        0        0            87      28       15        2        0
January, 2012.....       70       10        1        0        0            85      25       12        1        0
January, 2013.....       66        8        *        0        0            83      22       10        *        0
January, 2014.....       61        6        0        0        0            81      19        8        *        0
January, 2015.....       56        5        0        0        0            78      16        6        0        0
January, 2016.....       51        3        0        0        0            76      14        5        0        0
January, 2017.....       45        3        0        0        0            72      12        4        0        0
January, 2018.....       39        2        0        0        0            69      10        3        0        0
January, 2019.....       32        1        0        0        0            66       9        3        0        0
January, 2020.....       25        1        0        0        0            62       8        2        0        0
January, 2021.....       17        1        0        0        0            57       6        2        0        0
January, 2022.....        9        *        0        0        0            53       5        1        0        0
January, 2023.....        0        0        0        0        0            47       4        1        0        0
January, 2024.....        0        0        0        0        0            42       3        1        0        0
January, 2025.....        0        0        0        0        0            36       3        1        0        0
January, 2026.....        0        0        0        0        0            29       2        *        0        0
January, 2027.....        0        0        0        0        0            22       1        *        0        0
January, 2028.....        0        0        0        0        0            14       1        *        0        0
January, 2029.....        0        0        0        0        0             5       *        *        0        0
January, 2030.....        0        0        0        0        0             0       0        0        0        0
January, 2031.....        0        0        0        0        0             0       0        0        0        0
January, 2032.....        0        0        0        0        0             0       0        0        0        0
January, 2033.....        0        0        0        0        0             0       0        0        0        0
January, 2034.....        0        0        0        0        0             0       0        0        0        0
January, 2035.....        0        0        0        0        0             0       0        0        0        0
January, 2036.....        0        0        0        0        0             0       0        0        0        0
January, 2037.....        0        0        0        0        0             0       0        0        0        0
Weighted Average
Life to Maturity
(years)**.........    14.01     4.87     2.92     2.00     1.46         19.69    7.55     5.27     3.01     2.03

------------
*   Indicates a number that is greater than zero but less than 0.5%.

** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal amount of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal amount of such Certificate.

                 Percent of Initial Principal Amount Outstanding

                                Class A-3 Certificates                           Class A-4 Certificates
                      --------------------------------------------     --------------------------------------------

                                   CPR Percentage                                       CPR Percentage
                      --------------------------------------------     --------------------------------------------
                        0%      10%      15%      25%      35%            0%     10%     15%       25%      35%
                       ---      ---      ---      ---      ---           ---     ---     ---       ---      ---
Initial Percentage     100      100      100      100      100           100     100      100      100      100
January, 2002.....      99       88       83       73       63            99      89       84       73       63
January, 2003.....      97       78       69       53       39            98      79       70       54       39
January, 2004.....      96       69       58       39       24            97      70       58       39       24
January, 2005.....      95       61       48       28       14            96      61       48       28       14
January, 2006.....      93       54       39       20        8            94      54       40       20        8
January, 2007.....      92       47       32       14        4            93      48       33       14        4
January, 2008.....      90       41       27        9        1            92      42       27        9        1
January, 2009.....      88       36       22        6        *            90      37       22        6        0
January, 2010.....      86       31       18        4        0            89      32       18        4        0
January, 2011.....      84       27       14        2        0            87      28       15        2        0
January, 2012.....      81       24       11        1        0            85      25       12        1        0
January, 2013.....      79       20        9        *        0            83      22       10        *        0
January, 2014.....      76       18        7        *        0            81      19        8        0        0
January, 2015.....      73       15        6        0        0            79      16        6        0        0
January, 2016.....      69       13        5        0        0            76      14        5        0        0
January, 2017.....      66       11        4        0        0            73      12        4        0        0
January, 2018.....      62        9        3        0        0            70      11        3        0        0
January, 2019.....      58        8        2        0        0            67       9        3        0        0
January, 2020.....      54        7        2        0        0            63       8        2        0        0
January, 2021.....      49        5        1        0        0            60       7        2        0        0
January, 2022.....      43        4        1        0        0            55       5        1        0        0
January, 2023.....      38        3        1        0        0            51       5        1        0        0
January, 2024.....      31        3        1        0        0            45       4        1        0        0
January, 2025.....      25        2        *        0        0            40       3        1        0        0
January, 2026.....      17        1        *        0        0            34       2        *        0        0
January, 2027.....       9        1        *        0        0            27       2        *        0        0
January, 2028.....       1        *        *        0        0            20       1        *        0        0
January, 2029.....       1        *        *        0        0            12       1        *        0        0
January, 2030.....       1        *        *        0        0             9       *        *        0        0
January, 2031.....       *        *        *        0        0             8       *        *        0        0
January, 2032.....       0        0        0        0        0             7       *        *        0        0
January, 2033.....       0        0        0        0        0             5       *        *        0        0
January, 2034.....       0        0        0        0        0             4       *        *        0        0
January, 2035.....       0        0        0        0        0             2       *        *        0        0
January, 2036.....       0        0        0        0        0             *       *        *        0        0
January, 2037.....       0        0        0        0        0             0       0        0        0        0
Weighted Average
Life to Maturity
(years)**.........    18.04    7.29     5.15     2.97     2.02          20.46   7.58     5.27     3.00     2.03

------------
*   Indicates a number that is greater than zero but less than 0.5%.

** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal amount of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal amount of such Certificate.

                 Percent of Initial Principal Amount Outstanding

                                Class A-5 Certificates                           Class A-6 Certificates
                      --------------------------------------------     --------------------------------------------

                                     CPR Percentage                                  CPR Percentage
                      --------------------------------------------     --------------------------------------------
                         0%      10%      15%      25%      35%            0%     10%      15%      25%      35%
                        ---      ---      ---      ---      ---           ---     ---      ---      ---      ---
Initial Percentage      100      100      100      100      100           100     100      100      100      100
January, 2002.....       99       89       84       73       63            98      88       83       73       63
January, 2003.....       98       79       70       53       39            97      78       69       53       39
January, 2004.....       97       69       58       39       24            95      68       57       38       23
January, 2005.....       95       61       48       28       14            92      60       47       27       14
January, 2006.....       94       54       40       20        8            90      52       38       19        8
January, 2007.....       92       48       33       14        4            88      45       31       13        4
January, 2008.....       91       42       27        9        1            85      39       25        9        1
January, 2009.....       90       37       22        6        *            82      34       20        6        0
January, 2010.....       88       32       18        4        0            80      29       16        3        0
January, 2011.....       86       28       14        2        0            77      25       13        2        0
January, 2012.....       84       24       12        1        0            74      22       10        1        0
January, 2013.....       82       21        9        *        0            72      19        8        *        0
January, 2014.....       80       18        8        *        0            70      16        7        0        0
January, 2015.....       77       16        6        0        0            68      14        5        0        0
January, 2016.....       74       14        5        0        0            65      12        4        0        0
January, 2017.....       72       12        4        0        0            62      10        4        0        0
January, 2018.....       68       10        3        0        0            59       9        3        0        0
January, 2019.....       65        9        3        0        0            56       8        2        0        0
January, 2020.....       61        7        2        0        0            52       6        2        0        0
January, 2021.....       57        6        2        0        0            49       5        1        0        0
January, 2022.....       52        5        1        0        0            44       4        1        0        0
January, 2023.....       47        4        1        0        0            40       4        1        0        0
January, 2024.....       42        3        1        0        0            35       3        1        0        0
January, 2025.....       36        3        1        0        0            29       2        *        0        0
January, 2026.....       30        2        *        0        0            23       2        *        0        0
January, 2027.....       23        1        *        0        0            17       1        *        0        0
January, 2028.....       15        1        *        0        0            10       1        *        0        0
January, 2029.....        7        *        *        0        0             3       *        *        0        0
January, 2030.....        2        *        *        0        0             2       *        *        0        0
January, 2031.....        2        *        *        0        0             1       *        *        0        0
January, 2032.....        1        *        *        0        0             0       0        0        0        0
January, 2033.....        0        0        0        0        0             0       0        0        0        0
January, 2034.....        0        0        0        0        0             0       0        0        0        0
January, 2035.....        0        0        0        0        0             0       0        0        0        0
January, 2036.....        0        0        0        0        0             0       0        0        0        0
January, 2037.....        0        0        0        0        0             0       0        0        0        0
Weighted Average
Life to Maturity
(years)**.........    19.59     7.49     5.23     2.99     2.03         17.67    7.07     5.02     2.93     2.00

------------
*   Indicates a number that is greater than zero but less than 0.5%.

** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal amount of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal amount of such Certificate.

                 Percent of Initial Principal Amount Outstanding

                         Class B-1 Certificates              Class B-2 Certificates               Class B-3 Certificates
                     ---------------------------------   ---------------------------------  -----------------------------------

                             CPR Percentage                      CPR Percentage                       CPR Percentage
                     ---------------------------------   ---------------------------------  -----------------------------------
                       0%    10%    15%    25%    35%      0%    10%    15%    25%    35%       0%    10%    15%    25%    35%
                      ---    ---    ---    ---    ---      --    ---    ---    ---    ---       --    ---    ---    ---    ---
Initial Percentage    100    100    100    100    100     100    100    100    100    100      100    100    100    100    100
January, 2002.....     99     99     99     99     99      99     99     99     99     99       99     99     99     99     99
January, 2003.....     97     97     97     97     97      97     97     97     97     97       97     97     97     97     97
January, 2004.....     96     96     96     96     96      96     96     96     96     96       96     96     96     96     96
January, 2005.....     94     94     94     94     94      94     94     94     94     94       94     94     94     94     94
January, 2006.....     93     93     93     93     93      93     93     93     93     93       93     93     93     93     93
January, 2007.....     91     91     91     91     91      91     91     91     91     91       91     91     91     91     91
January, 2008.....     89     89     89     89     89      89     89     89     89     89       89     89     89     89     89
January, 2009.....     87     87     87     87     80      87     87     87     87     80       87     87     87     87     80
January, 2010.....     85     85     85     85     50      85     85     85     85     50       85     85     85     85     50
January, 2011.....     83     83     83     83     32      83     83     83     83     32       83     83     83     83     32
January, 2012.....     81     78     77     74     20      81     78     77     74     20       81     78     77     74     20
January, 2013.....     78     73     70     64     13      78     73     70     64     13       78     73     70     64     13
January, 2014.....     76     66     61     51      8      76     66     61     51      8       76     66     61     51      8
January, 2015.....     73     58     52     37      5      73     58     52     37      5       73     58     52     37      5
January, 2016.....     69     50     42     27      3      69     50     42     27      3       69     50     42     27      3
January, 2017.....     66     43     34     19      2      66     43     34     19      2       66     43     34     19      2
January, 2018.....     62     37     27     13      1      62     37     27     13      1       62     37     27     13      1
January, 2019.....     58     31     22      9      1      58     31     22      9      1       58     31     22      9      1
January, 2020.....     54     26     17      7      *      54     26     17      7      *       54     26     17      7      *
January, 2021.....     49     21     13      4      *      49     21     13      4      *       49     21     13      4      *
January, 2022.....     44     17     10      3      *      44     17     10      3      *       44     17     10      3      *
January, 2023.....     39     13      8      2      *      39     13      8      2      *       39     13      8      2      *
January, 2024.....     34     11      6      1      *      34     11      6      1      *       34     11      6      1      *
January, 2025.....     29      8      4      1      *      29      8      4      1      *       29      8      4      1      *
January, 2026.....     23      6      3      *      *      23      6      3      *      *       23      6      3      *      *
January, 2027.....     17      4      2      *      *      17      4      2      *      *       17      4      2      *      *
January, 2028.....     10      2      1      *      *      10      2      1      *      *       10      2      1      *      *
January, 2029.....      5      1      *      *      *       5      1      *      *      *        5      1      *      *      *
January, 2030.....      3      *      *      *      *       3      *      *      *      *        3      *      *      *      *
January, 2031.....      2      *      *      *      *       2      *      *      *      *        2      *      *      *      *
January, 2032.....      1      *      *      *      *       1      *      *      *      *        1      *      *      *      *
January, 2033.....      1      *      *      *      *       1      *      *      *      *        1      *      *      *      *
January, 2034.....      1      *      *      *      *       1      *      *      *      *        1      *      *      *      *
January, 2035.....      *      *      *      *      *       *      *      *      *      *        *      *      *      *      *
January, 2036.....      *      *      *      *      *       *      *      *      *      *        *      *      *      *      *
January, 2037.....      0      0      0      0      0       0      0      0      0      0        0      0      0      0      0
Weighted Average
Life to Maturity    18.46  15.13  14.16  12.81   9.29   18.46  15.13  14.16  12.81   9.29    18.46  15.13  14.16  12.81   9.29
(years)**

------------
*   Indicates a number that is greater than zero but less than 0.5%.

** The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal amount of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal amount of such Certificate.

Class B-1, Class B-2 and Class B-3 Certificate Pre-Tax Yield Considerations

         The weighted average lives of, and the yields to maturity on, the Subordinate Certificates, in increasing order of their numerical Class designations, will be progressively more sensitive to the rate and timing of borrower defaults and the severity of ensuing losses on the Mortgage Loans. If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a Class B-1, Class B-2 or Class B-3 Certificate, the actual yield to maturity of that Certificate may be lower than the yield expected by the holder based on such assumption. The timing of losses on the Mortgage Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the lives of the Mortgage Loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized Losses on the Mortgage Loans will reduce the Current Principal Amount of the applicable Class of Subordinate Certificates to the extent of any losses allocated thereto (as described under "Description of the Certificates--Allocation of Losses; Subordination"), without the receipt of cash attributable to such reduction. In addition, shortfalls in cash available for distributions on the Subordinate Certificates will result in a reduction in the Current Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation if and to the extent that the aggregate of the Current Principal Amounts of all Classes of Certificates, following all distributions and the allocation of Realized Losses on a Distribution Date, exceeds the aggregate principal balance of the Mortgage Loans as of the Due Date occurring in the month of such Distribution Date. As a result of these reductions, less interest will accrue on such Class of Subordinate Certificates than otherwise would be the case. The yields to maturity of the Subordinate Certificates will also be affected by the disproportionate allocation of principal prepayments to the Senior Certificates, Net Interest Shortfalls and other cash shortfalls in Available Funds.

         If on any Distribution Date the Class Prepayment Distribution Trigger for any Class of Subordinate Certificates is not satisfied, all partial principal prepayments and principal prepayments in full available for distribution on the Subordinate Certificates will be allocated solely to all other Classes of Subordinate Certificates with lower numerical designations, thereby accelerating the amortization thereof relative to that of the Classes not entitled to receive such principal distributions and reducing the weighted average lives of such Classes of Subordinate Certificates receiving such principal distributions. Accelerating the amortization of the Classes of Subordinate Certificates with lower numerical Class designations relative to the other Classes of Subordinate Certificates is intended to preserve the availability of the subordination provided by such other Classes.

         For additional considerations relating to the yield on the Certificates, see "Yield and Prepayment Considerations" in the Prospectus.


                       THE POOLING AND SERVICING AGREEMENT

General

         The Certificates will be issued pursuant to the Agreement. Reference is made to the Prospectus for important information additional to that set forth herein regarding the terms and conditions of the Agreement and the Certificates. SAMI will provide to a prospective or actual Certificateholder without charge, upon written request, a copy (without exhibits) of the Agreement. Requests should be addressed to Structured Asset Mortgage Investments Inc., 245 Park Avenue, New York, New York 10167.

Voting Rights

         Voting rights of the Trust in general will be allocated among the Classes of Certificates based upon their respective Current Principal Amounts; provided that voting rights equal to 0.50% and 0.50% will be allocated to the Class R-I and Class R-II Certificates, respectively.

Assignment of Mortgage Loans

         At the time of issuance of the Certificates, SAMI will cause the Mortgage Loans, together with all principal and interest due on or with respect to such Mortgage Loans after the Cut-off Date, to be sold to the Trustee. The Mortgage Loans in each of the Mortgage Loan Groups will be identified in a separate schedule appearing as an exhibit to the Agreement with each Mortgage Loan Group separately identified. Such schedule will include information as to the principal balance of each Mortgage Loan as of the Cut-off Date, as well as information including, among other things, the Mortgage Rate, the Net Rate, the Monthly Payment, the maturity date of each Mortgage Note, the Master Servicing Fee, the Servicing Fees and the Loan-to-Value Ratio.

         In addition, SAMI will deposit with Wells Fargo Bank Minnesota, National Association, in its role as custodian (the "Custodian") on behalf of the Trustee, with respect to each Mortgage Loan, the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing to the extent available to SAMI an unbroken chain of endorsements from the original payee thereof to the person endorsing it to the Trustee; the original Mortgage which shall have been recorded, with evidence of such recording indicated thereon; the assignment (which may be in the form of a blanket assignment) to the Trustee of the Mortgage, with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon; all intervening assignments of the Mortgage to SAMI, to the extent available, with evidence of recording thereon; and originals of all assumption and modification agreements; provided, however, that in lieu of the foregoing, SAMI may deliver certain other documents, under the circumstances set forth in the Agreement. In particular, with respect to 1.18% of the Mortgage Loans, SAMI will not provide original Mortgage Notes, but, in lieu thereof, SAMI will provide lost note affidavits. The documents delivered to the Trustee (or the Custodian) with respect to each Mortgage Loan are referred to collectively as the "Mortgage File." SAMI will cause the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date.

         The Trustee will or will cause the Custodian to review each item of the Mortgage File within 45 days of the Closing Date (and will review each document permitted to be delivered to the Trustee or the Custodian after the Closing Date, if received after the initial 45-day period, promptly after its delivery to the Trustee or the Custodian). If, as a result of its review, the Trustee or the Custodian determines that any required document is missing, does not appear regular on its face, or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan schedules (a "Material Defect"), the Trustee or the Custodian shall notify the Mortgage Loan Seller of such Material Defect. Such party shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, within 90 days of the date of notice, convey to the Trustee a substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Repurchase Price.

         The Trustee also will or will cause the Custodian to review the Mortgage Files within 180 days of the Closing Date. If the Trustee or the Custodian discovers a Material Defect, the Trustee or Custodian shall notify the Mortgage Loan Seller of such Material Defect. Such party shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or Custodian of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, within 90 days of the date of notice, convey to the Trustee with a substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Repurchase Price.

         The "Repurchase Price" means, with respect to any Mortgage Loan required to be repurchased, an amount equal to (i) 100% of the Outstanding Principal Balance of such Mortgage Loan plus accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Rate through and including the last day of the month of repurchase (or, in the case of a Roslyn Mortgage Loan, the date of repurchase) reduced by (ii) any portion of the Master Servicing Fee, Servicing Fees or advances payable to the purchaser of the Mortgage Loan.

         As of any time of determination, the "Outstanding Principal Balance" of a Mortgage Loan is the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust.

Representations and Warranties

         The Mortgage Loan Seller will make certain limited representations and warranties to SAMI concerning the Mortgage Loans. The Trustee for the benefit of the Trust will be assigned all right, title and interest in the Mortgage Loan Purchase Agreement and the assignment instruments relating to the First Horizon Mortgage Loans and Roslyn Mortgage Loans insofar as they relate to representations and warranties, as well as the remedies provided for any breach of any such representations and warranties.

         The representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans primarily include the following:

         (a) As of the Cut-off Date, the Mortgage Loans are not delinquent in payment more than 89 days;

         (b) The information set forth in the related Mortgage Loan
Schedule is true, complete and correct in all material respects as of the Cut-off Date;

         (c) Immediately prior to the sale of the Mortgage Loans the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loans. As of the Closing Date, the Mortgage Loans were not assigned or pledged; and the Mortgage Loan Seller had good and marketable title thereto, had full right to transfer and sell the Mortgage Loans free and clear of any claim, lien, or encumbrance of any kind, and had full right and authority subject to no claim, lien or encumbrance of any kind, agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or other assignment instrument; and

         (d) Except for certain Mortgage Loans that were delinquent as of the Cut-off Date, there is no material default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller nor any of its respective affiliates has taken any action to waive any default, breach or event of acceleration.

         In the case of a breach of any representation or warranty set forth above which materially and adversely affects the value of the interests of Certificateholders or the Trustee in any of the Mortgage Loans, within 90 days from the date of discovery or notice from the Trustee, the Custodian or SAMI, the Mortgage Loan Seller will (i) cure such breach in all material respects,
(ii) provide the Trustee with a substitute Mortgage Loan (if within two years of the Closing Date) or (iii) purchase the related Mortgage Loan at the applicable Repurchase Price. The obligations of the Mortgage Loan Seller to cure, purchase or substitute shall constitute the Trustee's sole and exclusive remedy respecting a breach of such representations and warranties.

Collection and Other Servicing Procedures

         The applicable Servicer will use its reasonable efforts to ensure that all payments required under the terms and provisions of the Mortgage Loans are collected, and shall follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account, to the extent such procedures shall be consistent with the applicable Servicing Agreement and, in the case of the Group 2 Mortgage Loans, the PMI Policy. Consistent with the foregoing, the applicable Servicer generally may (i) waive or permit to be waived any late payment or prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period specified in the related Servicing Agreement or arrange or permit an arrangement with a Mortgagor for a schedule for the liquidation of delinquencies. In the event the applicable Servicer shall consent to the deferment of due dates for payments due on a Mortgage Note, the applicable Servicer generally shall nonetheless continue to make advances as described herein to the same extent as if such installment were due, owing and delinquent and had not been deferred, but the obligation of the applicable Servicer to advance shall apply only to the extent that the applicable Servicer believes, in good faith, that such advances are recoverable from future payments or other collections on such Mortgage Loan.

         In addition, if a material default occurs or a payment default is reasonably foreseeable with respect to a Mortgage Loan, the applicable Servicer will be permitted, subject to any specific limitations set forth in the related Servicing Agreement, to modify, waive or amend any term of such Mortgage Loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that such modification, waiver or amendment (i) is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation and (ii) would not result in a REMIC violation.

         If a Mortgaged Property has been or is about to be conveyed by the Mortgagor and the applicable Servicer has knowledge thereof, such Servicer will (to the extent provided in the related Servicing Agreement) accelerate the maturity of the Mortgage Loan, to the extent permitted by the terms of the related Mortgage Note and applicable law. If it reasonably believes that the due-on-sale clause cannot be enforced under applicable law, such Servicer may enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and the Mortgagor, to the extent permitted by applicable law, remains liable thereon. The applicable Servicer will retain any fee collected for entering into an assumption agreement, as additional servicing compensation. In regard to circumstances in which the applicable Servicer may be unable to enforce due-on-sale clauses, see "Legal Aspects of the Mortgage Loans--Due-on-Sale Clauses" in the Prospectus. In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note may not be changed.

         The Servicers will establish and maintain one or more accounts (each, a "Servicing Account") with the Master Servicer or in a depository institution the deposits of which are insured by the FDIC to the maximum extent permitted by law. Each Servicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors as provided in the related Servicing Agreement. To the extent provided in the related Servicing Agreement, amounts in any Servicing Account may relate to mortgage loans in more than one mortgage pool or to mortgage loans not yet included in a mortgage pool. Withdrawals of amounts from the Servicing Accounts generally may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the applicable Servicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts, to pay earnings not required to be paid to Mortgagors to the applicable Servicer, or to clear and terminate the Servicing Accounts at or at any time after the termination of the applicable Servicing Agreement. Each Servicer also will establish and maintain one or more accounts (each, a "Custodial Account") with the Master Servicer in a depository institution the deposits of which insured by the FDIC to the maximum extent permitted by law, and into which such Servicer will deposit daily all collections of principal and interest on the Mortgage Loans serviced by it, including principal prepayments, Insurance Proceeds, Liquidation Proceeds and advances made from the Servicer's own funds (less such Servicer's Servicing Fees and other amounts permitted to be retained by or reimbursed to such Servicer), as provided in the related Servicing Agreement. Each Servicing Account and Custodial Account and the investment of deposits therein ("Permitted Investments") shall comply with the requirements of the related Servicing Agreement and shall meet the requirements of the Rating Agencies.

         On the remittance date specified in the related Servicing Agreement (each, a "Servicer Remittance Date") each Servicer will withdraw from its Custodial Accounts and remit to the Master Servicer all amounts required under the related Servicing Agreements to be remitted to the Master Servicer.

         The Master Servicer and the Servicers will maintain errors and omissions insurance and fidelity bonds in certain specified amounts.

Hazard Insurance

         The Servicers will maintain and keep, or cause to be maintained and kept, with respect to each Mortgage Loan, other than a loan secured by a condominium unit, in full force and effect for each Mortgaged Property a hazard insurance policy (which, to the extent provided in the related Servicing Agreement, may be a blanket policy) equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the maximum insurable value of the improvements securing such Mortgage Loan and containing a standard mortgagee clause; provided, however, that the amount of the hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Any amounts collected by the Servicers under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with normal servicing procedures) shall be deposited in a Servicing Account. Generally, any cost incurred in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicers out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or any other amounts in the Certificate Account. The right of the Servicers to reimbursement for such costs incurred will be prior to the right of Certificateholders to receive any related Insurance Proceeds or Liquidation Proceeds or any other amounts in the Certificate Account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism and malicious mischief. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

         Hazard insurance policies covering properties similar to the Mortgaged Properties typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause provides that the insurer's liability in the event of partial loss does not exceed the greater of (i) the replacement cost of the improvements less physical depreciation, or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

         Since the amount of hazard insurance to be maintained on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, in the event of partial loss, hazard insurance proceeds may be insufficient to restore fully the damaged property.

         Where the property securing a Mortgage Loan is located at the time of origination in a federally designated flood area, the Servicers will cause with respect to such Mortgage Loan flood insurance to the extent available and in accordance with industry practices to be maintained. Such flood insurance will be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) generally, the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         The Servicers, on behalf of the Master Servicer, Trustee and Certificateholders, will present claims to the insurer under any applicable hazard insurance policy. As set forth above, all collections under such policies that are not applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with normal servicing procedures are to be deposited in a Servicing Account.

Realization Upon Defaulted Mortgage Loans

         The Servicers will use their reasonable efforts to maximize the receipt of principal and interest on Defaulted Mortgage Loans and foreclose upon or otherwise comparably convert the ownership of properties securing Defaulted Mortgage Loans as to which no satisfactory collection arrangements can be made. To the extent set forth in the related Servicing Agreements and, in the case of the Group 2 Mortgage Loans, the PMI Policy, the Servicers will service the property acquired by the Trust through foreclosure or deed-in-lieu of foreclosure and use their reasonable efforts to maximize the receipt of principal and interest on Defaulted Mortgage Loans; provided, however, that the Servicers generally will not be required to expend their own funds in connection with any foreclosure or towards the restoration of any property unless such Servicer determines in good faith (i) that such foreclosure or restoration will increase the proceeds of liquidation of the Mortgage Loan to the Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds or Insurance Proceeds.

         Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Servicers, no insurance payments will result in a recovery to Certificateholders which exceeds the principal balance of the Defaulted Mortgage Loan together with accrued interest thereon at its Net Rate.

Servicing Compensation and Payment of Expenses

         The Master Servicer will be entitled to receive a fee (the "Master Servicing Fee") of 0.02% per annum (the "Master Servicing Fee Rate") of the Scheduled Principal Balance of each Mortgage Loan as compensation for its activities under the Agreement. In addition, each of the Servicers will be entitled to receive a fee (the "Servicing Fee") as compensation for its activities under the related Servicing Agreement. The Servicing Fees for the Group 1 Mortgage Loans range from 0.250% to 0.850% per annum, with an initial weighted average Servicing Fee for the Group 1 Mortgage Loans of approximately 0.439% per annum. The Servicing Fee for the Group 2 Mortgage Loans equals 0.375% per annum. The Servicing Fees for the Group 3 Mortgage Loans range from 0.170% to 0.850% per annum, with an initial weighted average Servicing Fee for the Group 3 Mortgage Loans of approximately 0.340% per annum. The Servicing Fees for the Group 4 Mortgage Loans range from 0.250% to 0.915% per annum, with an initial weighted average Servicing Fee for the Group 4 Mortgage Loans of approximately 0.346% per annum. The Servicing Fees for the Group 5 Mortgage Loans range from 0.250% to 0.915% per annum, with an initial weighted average Servicing Fee for the Group 5 Mortgage Loans of approximately 0.307% per annum. The Servicing Fees for the Group 6 Mortgage Loans range from 0.250% to 0.915% per annum, with an initial weighted average Servicing Fee for the Group 6 Mortgage Loans of approximately 0.353% per annum. The Servicing Fee for Countrywide Mortgage Loans representing approximately 26.86%, 15.55%, 13.91% and 36.76% (based on aggregate principal balance as of the Cut-off Date) of the Group 3, Group 4, Group 5 and Group 6 Mortgage Loans, respectively, will increase by 0.125% per annum on their first interest rate adjustment dates. To the extent provided in the related Servicing Agreement and the Agreement, the related Servicer (other than RFC), or in certain circumstances, the Master Servicer, will make Compensating Interest Payments in respect of Interest Shortfalls on the Mortgage Loans resulting from prepayments in full or in part as described herein.

         In addition to the primary compensation described above, the applicable Servicer will retain all prepayment charges and penalties, if any, assumption fees, tax service fees, fees for statement of account payoff and late payment charges, all to the extent collected from Mortgagors. To the extent specified in the related Servicing Agreement, the related Servicer will also be entitled to retain, as additional servicing compensation, any Excess Liquidation Proceeds (i.e., the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceeds the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Rate through the related Liquidation Date, plus (ii) related liquidation expenses, to the extent that such amount is not required by law to be paid to the related Mortgagor).

         The applicable Servicer will pay all related expenses incurred in connection with its servicing responsibilities (subject to limited reimbursement as described herein).

Protected Account

         The Master Servicer will establish and maintain one or more accounts (the "Protected Accounts") into which it will deposit amounts received from each Servicer and advances (to the extent it is required to make advances) made from the Master Servicer's own funds (less the related Master Servicing Fees and expenses, as provided in the Agreement). All Protected Accounts and amounts at any time credited thereto shall comply with the requirements of the Agreement and shall meet the requirements of the Rating Agencies.

         On the Business Day prior to each Distribution Date, the Master Servicer will withdraw from the Protected Accounts and remit to the Trustee for deposit in the Certificate Account the Available Funds for each Mortgage Loan Group for such Distribution Date.

         As additional compensation for its master servicing obligations, the Master Servicer is entitled to receive all investment earnings on amounts in the Protected Accounts and in the Certificate Account.

Certificate Account

         The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, an account (the "Certificate Account"). The Certificate Account and amounts at any time credited thereto shall comply with the requirements of the Agreement and shall meet the requirements of the Rating Agencies. The Trustee will deposit in the Certificate Account, as received, the following amounts:

                  (i) Any amounts withdrawn from a Protected Account or other permitted account;

                  (ii) Any Monthly Advance and Compensating Interest Payments;

                  (iii) Any Insurance Proceeds or Liquidation Proceeds received by the Master Servicer which were not deposited in a Protected Account or other permitted account;

                  (iv) The Repurchase Price with respect to any Mortgage Loans repurchased and all proceeds of any Mortgage Loans or property acquired in connection with the optional termination of the Trust; and

                  (v) Any other amounts received by the Master Servicer or the Trustee and required to be deposited in the Certificate Account pursuant to the Agreement.

         All amounts deposited to the Certificate Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of the Agreement, subject to the right of the Master Servicer to require the Trustee to make withdrawals therefrom as provided below.

         The Trustee will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the appropriate subaccount of the Certificate Account as the Master Servicer has designated for such transfer or withdrawal for the following purposes (to the extent that any such withdrawals were not made by a Servicer from its Custodial Accounts pursuant to the related Servicing Agreement or by the Master Servicer from its Protected Accounts pursuant to the Agreement):

                  (i) to reimburse the Master Servicer or related Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or related Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Proceeds, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (ii) to reimburse the Master Servicer or related Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or related Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an uninsured cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or related Servicer to the extent permitted by the Agreement or applicable Servicing Agreement from Insurance Proceeds relating to a particular Mortgage Loan for expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or related Servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan;

                  (iv) to pay the Master Servicer or related Servicer to the extent permitted by the Agreement from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of a Mortgage Loan, the amount which the Master Servicer or related Servicer would have been entitled to receive under subclause (ix) below as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer or related Servicer to the extent permitted by the Agreement from the Repurchase Price for any Mortgage Loan, the amount which the Master Servicer or related Servicer would have been entitled to receive under subclause (ix) below as servicing compensation;

                  (vi) to reimburse the Master Servicer or related Servicer for certain advances of funds made to protect a Mortgaged Property, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Proceeds, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (vii) to pay the Master Servicer or related Servicer with respect to each Mortgage Loan that has been repurchased, all amounts received thereon, representing recoveries of principal that reduce the Outstanding Principal Balance of the related Mortgage Loan below the Outstanding Principal Balance used in calculating the Repurchase Price or representing interest included in the calculation of the Repurchase Price or accrued after the end of the month during which such repurchase occurs;

                  (viii) to reimburse the Master Servicer or related
         Servicer for any Monthly Advance or advance, if a Realized Loss is to be allocated with respect to the related Mortgage Loan on the related Distribution Date, if the advance has not been reimbursed pursuant to clauses (i) and (vi);

                  (ix) to pay the Master Servicer or related Servicer servicing compensation as set forth above;

                  (x) to reimburse the Master Servicer or the related Servicers for expenses, costs and liabilities incurred by and reimbursable to it pursuant to the Agreement or the related Servicing Agreement, as applicable, which, if not specifically allocable to a particular Mortgage Loan Group, shall be allocated to each subaccount, pro rata, based on the Scheduled Principal Balances of the Mortgage Loans in each of the Mortgage Loan Groups;

                  (xi) to pay to the Master Servicer or the related Servicers, as applicable, as additional servicing compensation, any Excess Liquidation Proceeds;

                  (xii) to clear and terminate the Certificate Account; and

                  (xiii) to remove amounts deposited in error.

         On each Distribution Date, the Trustee shall make the following payments from the funds in the Certificate Account:

                  (i) First, the Trustee's expenses shall be paid to the Trustee;

                  (ii) Second, the PMI Insurance Premiums shall be paid to Radian, to the extent not paid by the related Servicer; and

                  (iii) Third, the amount distributable to the Certificateholders shall be paid in accordance with the provisions set forth under "Description of the Certificates--Distributions on the Certificates" herein.

Certain Matters Regarding the Master Servicer

         The Agreement will provide that the Master Servicer may not resign from its obligations and duties thereunder, except upon determination that the performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the obligations and duties of the Master Servicer to the extent required under the Agreement. The Master Servicer, however, has the right, with the written consent of the Trustee (which consent will not be unreasonably withheld), to assign, sell or transfer its rights and delegate its duties and obligations under the Agreement; provided that the rating of the Certificates in effect immediately prior to such assignment, sale, transfer or delegation is not qualified, downgraded or withdrawn as a result of such assignment, sale, transfer or delegation and the purchaser or transferee accepting such assignment, sale, transfer or delegation (i) is qualified to service mortgage loans for Fannie Mae or Freddie Mac, (ii) is reasonably satisfactory to the Trustee, (iii) has a net worth of not less than $10,000,000 (unless such successor is otherwise acceptable to the Rating Agencies) and (iv) executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under the Agreement from and after the date of such agreement.

         The Agreement will further provide that neither the Master Servicer nor any of its directors, officers, employees and agents shall be under any liability to the Trustee, the Trust or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer nor any such person will be protected against any breach of warranties or representations made in the Agreement or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The Agreement will further provide that the Master Servicer and its directors, officers, employees and agents are entitled to indemnification from the Certificate Account, and will be held harmless thereby against any loss, liability or expense incurred in connection with any legal proceeding relating to the Agreement or the Certificates or any Servicing Agreement (to the extent the Master Servicer is not indemnified thereunder by the related Servicer), other than any loss, liability or expense related to any specific Mortgage Loans (except as otherwise reimbursable under the Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Agreement will provide that the Master Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer may, however, in its discretion undertake any such action which it may deem necessary or desirable in respect of the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust and the Master Servicer will be entitled to be reimbursed therefor from the Certificate Account.

         Any corporation into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer is a party, or any corporation succeeding to the business of the Master Servicer will be the successor of the Master Servicer under the Agreement.

Events of Default

         "Events of Default" under the Agreement consist of (i) failure by the Master Servicer to cause to be deposited in the Certificate Account amounts required to be deposited by the Master Servicer pursuant to the Agreement, and such failure continues unremedied for two Business Days after the date such deposit was required to have been made, (ii) failure by the Master Servicer to observe or perform in any material respect any other material covenants and agreements set forth in the Agreement to be performed by it, and such failure continues unremedied for 60 days after the date on which written notice of such failure has been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates aggregating ownership of not less than 25% of the Trust, (iii) the entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or the commencement of an involuntary case against the Master Servicer under any applicable insolvency or reorganization statute which case is not dismissed within 60 days, (iv) consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property, admission by the Master Servicer in writing of its inability to pay its debts generally as they become due, filing of a petition to take advantage of any applicable insolvency or reorganization statute, any assignment for the benefit of its creditors, or voluntary suspension of payment of its obligations or (v) assignment or delegation by the Master Servicer of its duties or rights under the Agreement in contravention of the provisions permitting such assignment or delegation under the Agreement.

         In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, the Trustee or the holders of Certificates aggregating ownership of not less than 51% of the Trust may in each case by notice in writing to the Master Servicer (and to the Trustee if given by such Certificateholders), with a copy to the Rating Agencies, terminate all of the rights and obligations (but not the liabilities accruing prior to the date of termination) of the Master Servicer under the Agreement and in and to the Mortgage Loans serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under the Agreement, whether with respect to the Certificates, the Mortgage Loans or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans) shall, subject to the provisions of the Agreement, automatically and without further action pass to and be vested in the Trustee.

         Upon the receipt by the Master Servicer of a notice of termination or an opinion of counsel to the effect that the Master Servicer is legally unable to act or to delegate its duties to a person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under the Agreement and the transactions set forth or provided for therein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Trustee (i) shall be under no obligation to repurchase any Mortgage Loan; and (ii) shall have no obligation whatsoever with respect to any liability previously incurred by the Master Servicer. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as such, except for those amounts due the Master Servicer as reimbursement as provided in the Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae or Freddie Mac approved servicer having a net worth of not less than $10,000,000, as the successor to the Master Servicer under the Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under the Agreement. Pending appointment of a successor to the Master Servicer under the Agreement, the Trustee shall act in such capacity as provided under the Agreement. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third person acting as an agent or independent contractor in the performance of master servicing responsibilities under the Agreement.

Monthly Advances

         If the scheduled payment on a Mortgage Loan which was due on a related Due Date is delinquent other than as a result of application of the Relief Act, the applicable Servicer will advance to the Master Servicer the amount of such delinquent payment on the Servicer Remittance Date, net of the Servicing Fee Rate, except to the extent such

Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or from future payments on the Mortgage Loan for which such advance was made. Subject to the foregoing, (i) with respect to the Mortgage Loans serviced by First Union, such advances will be made by it until the month in which the related Mortgaged Property is acquired in a foreclosure proceeding and (ii) with respect to the other Mortgage Loans, such advances will be made through liquidation of the related Mortgaged Property. First Union services approximately 7.66%, 10.21%, 2.50%, 2.40% and 32.38% of the Group 1, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans, respectively, and 9.22% of the Mortgage Loan Pool (in each case, by aggregate principal balance as of the Cut-off Date). Failure by the applicable Servicer to remit any required advance, which failure goes unremedied for the days specified in the Agreement, would constitute an event of default under the related Servicing Agreement. Such event of default shall then obligate the Master Servicer to advance such amounts to the Certificate Account to the extent provided in the Agreement. Any failure of the Master Servicer to make such advances would constitute an Event of Default as discussed under "--Events of Default" above. The Trustee, as successor master servicer, will be required to make an advance which the Master Servicer is required to make but fails to do so.

Reports to Certificateholders

         On each Distribution Date, a report will be provided to each holder of Certificates setting forth certain information with respect to the composition of the payment being made, the Current Principal Amount of an individual Certificate following the payment and certain other information relating to the Certificates and the Mortgage Loans. The Master Servicer may make such information available each month to any interested party via the Master Servicer's website. The Master Servicer's website will be located at "http://www.ctslink.com. Assistance in using the website can be obtained by calling the Master Servicer's customer service desk at (301) 815-6600.

Termination

         The obligations of the Master Servicer and the Trustee created by the Agreement will terminate upon (i) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or acceptance of a deed in lieu of foreclosure of any such Mortgage Loans and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to such Agreement.

         On any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than 10% of the aggregate Scheduled Principal Balance as of the Cut-off Date of the Mortgage Loans, SAMI, or its designee may repurchase from the Trust all Mortgage Loans remaining outstanding and any REO Property remaining in the Trust at a purchase price equal to (a) the unpaid principal balance of such Mortgage Loans (other than Mortgage Loans related to REO Property), net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, plus accrued but unpaid interest thereon at the applicable Mortgage Rate to the next Due Date, plus (b) the appraised value of any REO Property, less the good faith estimate of the Master Servicer or the related Servicer of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued but unpaid interest on that balance at the applicable Mortgage Rate to the next Due Date). Any such repurchase will result in the retirement of all or a portion of the Certificates. The Trust may also be terminated and the Certificates retired on any Distribution Date upon SAMI's determination, based upon an opinion of counsel, that the real estate mortgage investment conduit status of the REMIC has been lost or that a substantial risk exists that such status will be lost for the then current taxable year.

The Trustee

         The Trustee may resign at any time, in which event the Master Servicer will be obligated to appoint a successor Trustee. The Master Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the Trustee or its property. Upon such resignation or removal of the Trustee, the Master Servicer will be entitled to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing ownership of not less than 51% of the Trust. In the event that the

Certificateholders remove the Trustee, the compensation of any successor Trustee shall be paid by the Certificateholders to the extent that such compensation exceeds the amount agreed to by the Master Servicer and the Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                        FEDERAL INCOME TAX CONSIDERATIONS

         Upon the issuance of the Offered Certificates, Hunton & Williams, counsel to the Seller, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Agreement, for federal income tax purposes, the Trust Fund will qualify as two REMICs under the Internal Revenue Code of 1986 (the "Code"). The Certificates (other than the Residual Certificates) will be designated as regular interests in a REMIC and are herein referred to as the "Regular Certificates" or the "REMIC Regular Certificates." The Class R-I and Class R-II Certificates will each be designated as the residual interest in a REMIC (collectively, the "Residual Certificates" or the "REMIC Residual Certificates"). All Certificateholders are advised to see "Federal Income Tax Consequences" in the Prospectus for a discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the REMIC Regular Certificates and the REMIC Residual Certificates.

         Because the REMIC Regular Certificates will be considered REMIC regular interests, they generally will be taxable as debt obligations under the Code, and interest paid or accrued on the Regular Certificates, including original issue discount with respect to any Regular Certificates issued with original issue discount, will be taxable to Certificateholders in accordance with the accrual method of accounting, regardless of their usual method of accounting. For federal income tax purposes, certain Classes of the Certificates may be issued with original issue discount. See "Federal Income Tax Consequences--REMIC Regular Securities--Original Issue Discount" in the Prospectus. The Internal Revenue Service, or IRS, has issued OID regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount (the "OID Regulations"). All purchasers of REMIC Regular Certificates are urged to consult their tax advisors for advice regarding the effect, if any, of the original issue discount provisions and regulations on the purchase of the Regular Certificates. The prepayment assumption that will be used in determining the rate of accrual of original issue discount with respect to the Group 1 Certificates is 25% CPR, and with respect to the Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates is 15% CPR. These prepayment assumptions represent a rate of payment of unscheduled principal on a pool of mortgage loans, expressed as an annualized percentage of the outstanding principal balance of such mortgage loans at the beginning of each period. See "Yield and Prepayment Considerations--Prepayment Model" herein for a description of the prepayment assumption model used herein. However, no representation is made as to the rate at which prepayments actually will occur.

         If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates.

         In certain circumstances the OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Master Servicer in preparing reports to the Certificateholders and the IRS.

         Certain Classes of the Offered Certificates that are Regular Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such Classes of Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Consequences--REMIC Regular Certificates--Original Issue Discount" and "--Premium" in the Prospectus.

Special Tax Considerations Applicable to Residual Certificates

         The Residual Certificates generally will not be treated as evidences of indebtedness for federal income tax purposes. Instead, the Residual Certificates will be treated as residual interests in each REMIC, representing rights to the taxable income or net loss of each REMIC. Holders of the Residual Certificates will be required to report and will be taxed on their pro rata share of such income or loss, and such reporting requirements will continue until there are no Certificates of any Class outstanding, even though holders of Residual Certificates previously may have received full payment of any stated interest and principal. The taxable income of holders of the Residual Certificates attributable to the Residual Certificates may exceed any principal and interest payments received by such Certificateholders during the corresponding period, which would result in a negligible (or even negative) after-tax return, in certain circumstances. Furthermore, because the tax on income may exceed the cash distributions with respect to the earlier accrual periods of the term of the REMIC, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the REMIC's term as a result of their ownership of the Residual Certificates.

         An individual, trust or estate that holds (whether directly or indirectly through certain pass-through entities) a Residual Certificate, particularly a Class R-I Certificate, may have significant additional gross income with respect to, but may be subject to limitations on the deductibility of, Master Servicing and Servicing Fees and other administrative expenses properly allocable to the REMIC in computing such Certificateholder's regular tax liability and will not be able to deduct such fees or expenses to any extent in computing such Certificateholder's alternative minimum tax liability. Such expenses will be allocated for federal income tax information reporting purposes entirely to the Residual Certificates. See "Federal Income Tax Consequences--REMIC Residual Certificates" and "--REMIC Residual Certificates--Mismatching of Income and Deductions" and "--Excess Inclusions" in the Prospectus.

         The IRS has issued proposed changes to the REMIC regulations that would add to the conditions necessary to assure that a transfer of a noneconomic residual interest would be respected. The proposed additional condition would require that the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment attributable to holding a residual interest reduced by the present value of the projected payments to be received on the residual interest. The change is proposed to be effective for transfers of residual interests occurring after February 4, 2000. In Revenue Procedure 2001-12, pending finalization of the new regulations, the IRS has expanded the "safe harbor" for transfers of noneconomic residual interests to include certain transfers to domestic taxable corporations with large amounts of gross and net assets where agreement is made that all future transfers will be to taxable domestic corporations in transactions that qualify for one of the "safe harbor" provisions. Eligibility for the expanded safe harbor requires, among other things, that the transferor not know of any facts or circumstances that reasonably indicate that the taxes associated with the residual interest will not be paid. The Revenue Procedure provides that if the amount of consideration given to the transferee to acquire the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor will be deemed to know that the transferee cannot or will not pay those taxes. See "Federal Income Tax Consequences -- Transfers of REMIC Residual Certificates" in the Prospectus.

         The Offered Certificates (including the Residual Certificates) will be treated as "regular" or "residual interests in a REMIC" for domestic building and loan associations, and "real estate assets" for real estate investment trusts ("REITs"), subject to the limitations described in "Federal Income Tax Consequences--REMIC Securities--Status of REMIC Securities" in the Prospectus. Similarly, interest on such Certificates will be considered "interest on obligations secured by mortgages on real property" for REITs, subject to the limitations described in "Federal Income Tax Consequences--REMIC Securities--Status of REMIC Securities" in the Prospectus.

                              ERISA CONSIDERATIONS

         Fiduciaries of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the Certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor, or partners), or any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity, including an insurance company general account (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the Certificates will cause the assets of the Trust ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth at 29 C.F.R. ss. 2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Assets and the Trustee or the Master Servicer to the fiduciary investments standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets, unless an exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the Certificates.

         The U.S. Department of Labor has granted to Bear, Stearns & Co. Inc. an administrative exemption (Prohibited Transaction Exemption ("PTE") 90-30, as amended by PTE 97-34 (the "Exemption")) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption as discussed in "ERISA Considerations" in the Prospectus. The Exemption applies to obligations such as the Mortgage Loans in the Trust Fund and was recently further amended by PTE 2000-58 to apply to certain Mortgage Loans which have loan-to-value ratios in excess of 100%, provided that the Certificates issued are rated at least "AA" and are not subordinate to any other classes of certificates. Accordingly, the exemptive relief provided by the Exemption may be available with respect to the purchase or holding of the Senior Certificates (other than the Residual Certificates), but such availability depends, in part, upon facts unknown to SAMI or which it cannot control, such as those relating to the circumstances of the Plan purchaser or the Plan fiduciary making the decision to purchase such Class of Senior Certificates. Therefore, before purchasing such Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of exemptive relief provided by the Exemption (including the requirement that such Certificates be rated "AA" or better at the time of purchase) or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to such Certificates. See "ERISA Considerations" in the Prospectus.

         Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) will not likely apply to the purchase, sale or holding of the Subordinate Certificates (due to the subordinate nature thereof and the existence of Mortgage Loans with loan-to-value ratios in excess of 100%) or the Residual Certificates, transfers of such Certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using "Plan Assets" to effect such acquisition will not be registered by the Trustee unless the transferee provides the Issuer, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Issuer, the Trustee and the Master Servicer, which opinion will not be at the expense of the Issuer, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

         In lieu of such opinion of counsel, the Subordinate Certificates may be acquired for or on behalf of a purchaser which is acquiring such Certificates directly or indirectly for or on behalf of a Plan, provided that neither the proposed transfer and/or holding of a Certificate nor the servicing, management and operation of the Trust (i) will result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which will not be covered under an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTCE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTCE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTCE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers) or (ii) will subject the Issuer, the Master Servicer or the Trustee, to any obligation in addition to those undertaken in the Agreement, which will be deemed represented by an owner of a

Book-Entry Certificate and will be evidenced by a representation to such effect by or on behalf of a holder of a Physical Certificate.

         Any Plan fiduciary which proposes to cause a Plan to purchase Subordinate or Residual Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. Assets of a Plan should not be invested in the Certificates unless it is clear that the Exemption or any other prohibited transaction exemption will apply and exempt all potential prohibited transactions.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to Federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or a Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for and the availability of any exemptive relief under any Similar Law.

         The sale of any Certificates to a Plan is in no respect a representation by the Underwriter or the Trustee that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that such an investment is appropriate for Plans generally or any particular Plan.

                      RESTRICTIONS ON PURCHASE AND TRANSFER
                          OF THE RESIDUAL CERTIFICATES

         The Residual Certificates are not offered for sale to any investor that is a "disqualified organization" as described in "Federal Income Tax Consequences--Transfers of REMIC Residual Certificates--Tax on Disposition of REMIC Residual Certificates" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus.

         A Residual Certificate (or interests therein) may not be transferred without the prior express written consent of the holder of the Residual Certificate who is a "Tax Matters Person" as defined in the Code and by SAMI. SAMI will not give its consent to any proposed transfer to a disqualified organization, including any publicly traded partnership. As a prerequisite to such consent to any other transfer, the proposed transferee must provide the Tax Matters Person, the Trustee and SAMI with an affidavit that the proposed transferee is not a disqualified organization or publicly traded partnership (and, unless the Tax Matters Person and SAMI consent to the transfer to a person who is not a U.S. Person (as defined below), an affidavit that it is a U.S. Person). Notwithstanding the fulfillment of the prerequisites described above, the Tax Matters Person or SAMI may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of REMIC disqualification or REMIC-level tax. In the event that legislation is enacted which would subject the Trust to tax (or disqualify any REMIC as a REMIC) on the transfer of an interest in the Residual Certificate to any other person or persons, the Tax Matters Person and SAMI may, without action on the part of Holders, amend the Agreement to restrict or prohibit prospectively such transfer. A transfer in violation of the restrictions set forth herein may subject a Residual Certificateholder to taxation. See "Federal Income Tax Consequences--REMIC Residual Certificates--Transfers of REMIC Residual Certificates--Tax on Disposition of REMIC Residual Certificates" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Moreover, certain transfers of a Residual Certificate that are effective to transfer legal ownership may nevertheless be ineffective to transfer ownership for federal income tax purposes, if at the time of the transfer the Residual Certificate represents a "noneconomic residual interest" as defined in the REMIC Regulations and if avoiding or impeding the assessment or collection of tax is a significant purpose of the transfer. See "Federal Income Tax Consequences--REMIC Residual Certificates--Transfers of REMIC Residual Certificates" and "--Restrictions on Transfer; Holding by Pass-Through Entities" in the Prospectus. Further, unless the Tax Matters Person and SAMI consent in writing (which consent may be withheld in the Tax Matters Person's or SAMI's sole discretion), a Residual Certificate (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a "United States person," as such term is defined in Section 7701(a)(30) of the Code (a "U.S. Person").

                                LEGAL INVESTMENT

         The Senior Certificates and the Class B-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. Certain states have enacted legislation overriding the legal investment provisions of SMMEA. It is not anticipated that the remaining Classes of Certificates will be so rated in one of the two highest rating categories and therefore will not constitute "mortgage related securities" under SMMEA (the "Non-SMMEA Certificates"). The appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretive uncertainties.

         The Office of Thrift Supervision (the "OTS") has issued Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities" ("TB 13a"), which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS. One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position, to (i) conduct a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and (ii) conduct a pre-purchase price sensitivity analysis of any "complex security" or financial derivative. For the purposes of TB 13a, "complex security" includes among other things any collateralized mortgage obligation or real estate mortgage investment conduit security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). Accordingly, all Classes of the Offered Certificates would likely be viewed as "complex securities." The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

         All investors whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Certificates. Any such institution should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Certificates. See "Legal Investment" In the Prospectus.

                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement, the Offered Certificates, are being purchased from SAMI by the Underwriter upon issuance. The Underwriter is an affiliate of SAMI and EMC. The Offered Certificates will be offered by the Underwriter (only as and if issued and delivered to and accepted by the Underwriter) from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to SAMI are expected to be approximately 99.5% of the aggregate principal balance of the Offered Certificates, as of the Cut-off Date, plus accrued interest thereon, but before deducting expenses payable by SAMI in connection with the Offered Certificates which are estimated to be $500,000. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from SAMI in the form of an underwriting discount.

         SAMI will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriter may be required to make in respect thereof.

         There is currently no secondary market for the Certificates and no assurances are made that such a market will develop. The Underwriter intends to establish a market in the Offered Certificates, but is not obligated to do so. Any such market, even if established, may or may not continue.

                                  LEGAL MATTERS

         Certain legal matters relating to the Certificates will be passed upon for SAMI and the Underwriter by Hunton & Williams, Richmond, Virginia.

                                     RATINGS

         It is a condition to the issuance of each Class of Offered Certificates that it receives the ratings set forth below from S&P and Fitch.

                                  Rating
                                  ------
            Class            S&P          Fitch
            -----            ---          -----

          Class A-1          AAA           AAA
          Class A-2          AAA           AAA
          Class A-3          AAA           AAA
          Class A-4          AAA           AAA
          Class A-5          AAA           AAA
          Class A-6          AAA           AAA
          Class R-I          AAA           AAA
          Class R-II         AAA           AAA
          Class B-1          AA            AA
          Class B-2           A             A
          Class B-3          BBB           BBB

         The ratings assigned by S&P and Fitch to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates were issued. S&P's and Fitch ratings take into consideration the credit quality of the related mortgage pool, structural and legal aspects associated with such certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under such certificates. S&P's and Fitch ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the mortgages.

         The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments or recoveries Certificateholders might suffer a lower than anticipated yield.

         The ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

         SAMI has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, in such event, what rating would be assigned to the Offered Certificates by such other rating agency. The ratings assigned by such other rating agency to the Offered Certificates may be lower than the ratings assigned by the Rating Agencies.

                INDEX OF PRINCIPAL DEFINITIONS

                         Term                             Page

1933 Act...................................................S-2
60-day Delinquent Mortgage Loans..........................S-19
Accrued Certificate Interest..............................S-36
Aggregate Expense Rate....................................S-21
Agreement..................................................S-5
Alliance...................................................S-4
Allocable Share...........................................S-41
Assumed Final Distribution Date...........................S-46
Atlantic Mortgage..........................................S-4
Available Funds...........................................S-33
Bankruptcy Loss...........................................S-42
Book-Entry Certificates....................................S-7
Business Day..............................................S-32
Cede......................................................S-31
Cedel.....................................................S-31
Certificate Account.......................................S-58
Certificate Register......................................S-32
Certificate Writedown Amount..............................S-37
Certificates...............................................S-5
Charter....................................................S-4
Class Prepayment Distribution Trigger.....................S-41
Closing Date...............................................S-5
Code......................................................S-63
Compensating Interest Payments............................S-37
Converted Mortgage Loan...................................S-22
Convertible Mortgage Loans................................S-22
Countrywide................................................S-4
CPR.......................................................S-46
Cross-Over Date...........................................S-37
Current Principal Amount..................................S-37
Cut-off Date...............................................S-4
Debt Service Reduction....................................S-42
Deficient Valuation.......................................S-42
Determination Date........................................S-41
Distribution Date..........................................S-7
DTC.......................................................S-31
Due Date..................................................S-21
Due Period................................................S-39
EMC........................................................S-4
ERISA.....................................................S-65
Euroclear.................................................S-31
Events of Default.........................................S-61
First Indiana..............................................S-4
First Union................................................S-4
Fitch.....................................................S-18
GMAC Mortgage..............................................S-4
Gross Margin...............................................S-7
Group 1 Available Funds...................................S-33
Group 1 Mortgage Loans....................................S-21

                         Term                             Page

Group 1 Original Subordinate Principal Balance............S-40
Group 1 Senior Optimal Principal Amount...................S-38
Group 2 Available Funds...................................S-33
Group 2 Mortgage Loans....................................S-21
Group 2 Senior Optimal Principal Amount...................S-38
Group 3 Available Funds...................................S-33
Group 3 Mortgage Loans....................................S-21
Group 3 Senior Optimal Principal Amount...................S-38
Group 4 Available Funds...................................S-33
Group 4 Mortgage Loans....................................S-21
Group 4 Senior Optimal Principal Amount...................S-38
Group 5 Available Funds...................................S-33
Group 5 Mortgage Loans....................................S-21
Group 5 Senior Optimal Principal Amount...................S-38
Group 6 Available Funds...................................S-33
Group 6 Mortgage Loans....................................S-21
Group 6 Senior Optimal Principal Amount...................S-38
Group Available Funds.....................................S-33
HomeSide...................................................S-4
Insurance Fee Rate........................................S-25
Insurance Proceeds........................................S-41
Interest Shortfall........................................S-37
Issuer.....................................................S-1
Liquidated Mortgage Loan..................................S-42
Liquidation Proceeds......................................S-42
Loss Allocation Limitation................................S-43
Master Servicer............................................S-4
Master Servicing Fee......................................S-57
Master Servicing Fee Rate.................................S-57
Material Defect...........................................S-53
Maximum Lifetime Mortgage Rate........................S-8, S-8
Method of Distribution.....................................S-1
Minimum Lifetime Mortgage Rate............................S-22
Monthly Payment...........................................S-42
Mortgage File.............................................S-53
Mortgage Loan Group.......................................S-21
Mortgage Loans.............................................S-8
Mortgage Pool..............................................S-7
Mortgagor.................................................S-37
Nat City...................................................S-4
Net Interest Shortfalls...................................S-37
Net Liquidation Proceeds..................................S-42
Net Rate..................................................S-21
Non-SMMEA Certificates....................................S-67
Offered Certificates......................................S-31
One Year CMT..............................................S-23
Other Certificates.........................................S-6
OTS.......................................................S-67
Outstanding Principal Balance.............................S-54

Pass-Through Rate..........................................S-5
Pass-Through Rates........................................S-36
Permitted Investments.....................................S-56
Physical Certificates......................................S-7
Plan Asset Regulations....................................S-65
Plan(s)...................................................S-65
PMI Insurance Premiums....................................S-25
PMI Insurer...............................................S-25
PMI Policy................................................S-25
PMI Policy Loan Coverage..................................S-14
PNC........................................................S-4
Prepayment Period.........................................S-39
Principal Prepayment......................................S-42
Protected Accounts........................................S-58
PTCE......................................................S-66
Radian....................................................S-25
Rating Agencies...........................................S-18
Realized Loss.............................................S-42
Record Date................................................S-7
Regular Certificates......................................S-63
REITs.....................................................S-65
ReliaStar..................................................S-8
Relief Act................................................S-37
REMIC.....................................................S-16
REMIC Regular Certificates................................S-63
REMIC Residual Certificates...............................S-63
REO Property..............................................S-42
Repurchase Price..........................................S-53
Repurchase Proceeds.......................................S-41
Residual Certificates.....................................S-63


RFC........................................................S-4
S&P.......................................................S-18
SAMI.......................................................S-4
Scheduled Principal Balance...............................S-22
Senior Optimal Principal Amount...........................S-41
Senior Percentage.........................................S-39
Senior Prepayment Percentage..............................S-39
Servicer...................................................S-4
Servicer Remittance Date..................................S-56
Servicing Account.........................................S-55
Servicing Fee.............................................S-57
Similar Law...............................................S-66
Six Month CMT.............................................S-24
SMMEA.....................................................S-18
Structured Asset Mortgage Investments Inc..................S-4
Subordinate Optimal Principal Amount......................S-40
Subordinate Percentage....................................S-40
Subordinate Prepayment Percentage.........................S-40
TB 13a....................................................S-67
Three Year CMT............................................S-24
Trust.................................................S-1, S-4
Trust Assets..............................................S-65
Trustee...................................................S-63
Two-Times Test............................................S-40
Underwriter................................................S-1
Wells Fargo................................................S-4
Wells Fargo Mortgage.......................................S-4
Wilmington.................................................S-4

                      [This page intentionally left blank]

                                                                        Annex A

       Principal Balances of the Mortgage Loans at Origination in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Principal Balance                                                     Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------------                                                     --------------       ------------      --------------
$0       - $100,000 ......................................................          118            $ 6,176,940            13.42%
$100,001 - $150,000 ......................................................           60              6,081,239            13.21
$150,001 - $200,000 ......................................................           29              4,495,086             9.76
$200,001 - $300,000 ......................................................           56             11,514,464            25.01
$300,001 - $400,000 ......................................................           31              9,326,340            20.26
$400,001 - $500,000 ......................................................           13              5,176,162            11.24
$500,001 - $600,000 ......................................................            4              2,064,966             4.49
$600,001 - $700,000 ......................................................            1                622,395             1.35
$700,001 - $800,000 ......................................................            1                578,105             1.26
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Minimum Original Principal Balance:  $25,000
Maximum Original Principal Balance: $711,400
Average Original Principal Balance: $174,757

Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan
                            Cut-Off Date in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Scheduled Principal Balance                                                   Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------                                                   --------------       ------------      --------------
$0       - $100,000 ......................................................          152            $ 8,910,327            19.36%
$100,001 - $150,000 ......................................................           46              5,678,814            12.34
$150,001 - $200,000 ......................................................           29              5,022,164            10.91
$200,001 - $300,000 ......................................................           53             13,357,783            29.02
$300,001 - $400,000 ......................................................           21              7,141,439            15.51
$400,001 - $500,000 ......................................................            7              3,090,175             6.71
$500,001 - $600,000 ......................................................            4              2,212,601             4.81
$600,001 - $700,000 ......................................................            1                622,395             1.35
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Minimum Scheduled Principal Balance:   $1,895
Maximum Scheduled Principal Balance:  $22,395
Average Scheduled Principal Balance: $147,079

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Mortgage Interest Rate                                                        Mortgage Loans       Cut-Off Date      Mortgage Group
----------------------                                                        -------------        ------------      --------------
6.250% - 6.499% ..........................................................            2            $   252,539             0.55%
6.500% - 6.749% ..........................................................            1                277,133             0.60
6.750% - 6.999% ..........................................................            1                262,914             0.57
7.000% - 7.249% ..........................................................            1                295,018             0.64
7.250% - 7.499% ..........................................................            5                926,505             2.01
7.500% - 7.749% ..........................................................            5              1,430,321             3.11
7.750% - 7.999% ..........................................................            3                455,704             0.99
8.000% - 8.249% ..........................................................           25              4,597,836             9.99
8.250% - 8.499% ..........................................................           20              2,773,936             6.03
8.500% - 8.749% ..........................................................           37              4,775,371            10.37
8.750% - 8.999% ..........................................................           87             13,305,515            28.90
9.000% - 9.249% ..........................................................           90             13,712,238            29.79
9.250% - 9.499% ..........................................................           27              2,338,439             5.08
9.500% - 9.749% ..........................................................            3                176,763             0.38
9.750% - 9.999% ..........................................................            6                455,464             0.99
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Minimum Mortgage Rate:           6.375%
Maximum Mortgage Rate:           9.750%
Weighted Average Mortgage Rate:  8.665%

                    Current Loan-to-Value Ratio* in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                          Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------                                                          --------------       ------------      --------------
Not Available ............................................................            2            $   188,738             0.41%
30.00% or less ...........................................................           21                592,895             1.29
30.01% - 40.00% ..........................................................           16              1,462,543             3.18
40.01% - 50.00% ..........................................................           21              2,934,313             6.37
50.01% - 60.00% ..........................................................           51              6,970,791            15.14
60.01% - 65.00% ..........................................................           57              7,503,544            16.30
65.01% - 70.00% ..........................................................           37              5,834,597            12.67
70.01% - 75.00% ..........................................................           46              9,576,253            20.80
75.01% - 80.00% ..........................................................           30              6,564,391            14.26
80.01% - 85.00% ..........................................................           15              2,186,612             4.75
85.01% - 90.00% ..........................................................           12              1,474,298             3.20
90.01% - 95.00% ..........................................................            5                746,722             1.62
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Weighted Average Current Loan-to-Value: 66.06%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

         Geographic Distribution of the Mortgaged Properties in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
State                                                                         Mortgage Loans       Cut-Off Date      Mortgage Group
-----                                                                         --------------       ------------      --------------
California ...............................................................           31            $ 6,069,241            13.18%
Virginia .................................................................           22              5,499,731            11.95
New Jersey ...............................................................           37              4,949,111            10.75
Minnesota ................................................................           26              3,305,504             7.18
Florida ..................................................................           24              2,378,408             5.17
New Mexico ...............................................................           27              2,289,588             4.97
Maryland .................................................................           12              1,854,704             4.03
Georgia ..................................................................           21              1,801,089             3.91
New York .................................................................            6              1,600,243             3.48
Illinois .................................................................            4              1,566,364             3.40
Other (27 States) ........................................................          103             14,721,714            31.98
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

* No more than approximately 1.76% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

   Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Delinquency Status                                                            Mortgage Loans       Cut-Off Date      Mortgage Group
------------------                                                            --------------       ------------      --------------
Current ..................................................................          266            $41,059,262            89.19%
30 - 59 Days .............................................................           44              4,791,459            10.41
60 - 89 Days .............................................................            3                184,977             0.40
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

               Property Types of Mortgaged Properties in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Property Type                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
2 - 4 Family .............................................................           15            $ 1,331,705             2.89%
Condominium ..............................................................           18              2,240,767             4.87
PUD ......................................................................            3              1,064,716             2.31
Rowhouse .................................................................            8                614,813             1.34
Single Family ............................................................          258             39,780,449            86.41
Townhouse ................................................................            9                814,508             1.77
Not Available ............................................................            2                188,738             0.41
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

              Occupancy Status of Mortgaged Properties in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Occupancy Status                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
Investor .................................................................           19            $ 1,452,413             3.15%
Owner Occupied ...........................................................          159             28,503,665            61.92
Second Home ..............................................................           12              2,909,713             6.32
Not Available ............................................................          123             13,169,906            28.61
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

      Original Terms to Stated Maturity for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Term                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
Less than 240 Months .....................................................            6            $   241,651             0.52%
240 - 299 Months .........................................................            1                 13,646             0.03
300 - 359 Months .........................................................            2                265,668             0.58
360 Months ...............................................................          304             45,514,733            98.87
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======


Minimum Original Term to Stated Maturity (Months):          120
Maximum Original Term to Stated Maturity (Months):          360
Weighted Average Original Term to Stated Maturity (Months): 359

      Remaining Terms to Stated Maturity for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                             Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------------                                             --------------       ------------      --------------
Less than 240 Months .....................................................          163            $16,237,319            35.27%
240 - 299 Months .........................................................           92             17,393,419            37.78
300 - 359 Months .........................................................           58             12,404,959            26.95
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Minimum Remaining Term to Stated Maturity (Months):            4
Maximum Remaining Term to Stated Maturity (Months):          353
Weighted Average Remaining Term to Stated Maturity (Months): 260

        Months to Next Rate Adjustment for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                Mortgage Loans       Cut-Off Date      Mortgage Group
------------------------------                                                --------------       ------------      --------------
0 - 6 Months .............................................................          189            $27,488,412            59.71%
7 - 12 Months ............................................................          124             18,547,285            40.29
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Weighted Average Next Rate Adjustment (Months): 6

        Maximum Lifetime Mortgage Rate for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Range(%)                                                                      Mortgage Loans       Cut-Off Date      Mortgage Group
--------                                                                      --------------       ------------      --------------
11.000% or Less ..........................................................            1            $   277,133             0.60%
11.001% - 11.500% ........................................................            2                350,903             0.76
11.501% - 12.000% ........................................................            9              1,463,053             3.18
12.001% - 12.500% ........................................................           20              3,220,048             6.99
12.501% - 13.000% ........................................................           16              2,584,500             5.61
13.001% - 13.500% ........................................................           19              2,024,190             4.40
13.501% - 14.000% ........................................................           44              5,837,655            12.68
14.001% - 14.500% ........................................................           51             10,309,167            22.39
14.501% - 15.000% ........................................................           93             13,002,207            28.24
15.001% - 15.500% ........................................................           39              5,684,154            12.35
15.501% - 16.000% ........................................................           10                704,258             1.53
16.001% - 16.500% ........................................................            3                279,448             0.61
16.501% - 17.000% ........................................................            6                298,983             0.65
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Weighted Average Maximum Mortgage Rate: 14.163%


              Periodic Rate Cap for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Periodic Rate Cap                                                             Mortgage Loans       Cut-Off Date      Mortgage Group
-----------------                                                             --------------       ------------      --------------
0.000% ...................................................................            1            $    67,473             0.15%
2.000% ...................................................................          312             45,968,225            99.85
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Weighted Average Periodic Rate Cap: 2.000%

               Initial Rate Cap for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Initial Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
0.000% ...................................................................            1            $    67,473             0.15%
2.000% ...................................................................          307             44,889,567            97.51
4.750% ...................................................................            1                261,322             0.57
4.875% ...................................................................            1                162,644             0.35
5.000% ...................................................................            3                654,692             1.42
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Weighted Average Initial Rate Cap: 2.069%

                 Gross Margin for the Mortgage Loans in Group 1


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Gross Margin                                                                  Mortgage Loans       Cut-Off Date      Mortgage Group
------------                                                                  --------------       ------------      --------------
1.999% or Less ...........................................................            9            $ 1,082,545             2.35%
2.000 - 2.249% ...........................................................            4                283,825             0.62
2.250 - 2.499% ...........................................................            1                430,471             0.94
2.500 - 2.749% ...........................................................           38              3,484,127             7.57
2.750 - 2.999% ...........................................................          201             34,959,005            75.94
3.000 - 3.249% ...........................................................           49              4,977,901            10.81
3.250 - 3.499% ...........................................................            4                207,273             0.45
3.500 - 3.749% ...........................................................            7                610,551             1.33
                                                                                    ---            -----------           ------
 Total ...................................................................          313            $46,035,698           100.00%
                                                                                    ===            ===========           ======

Weighted Average Gross Margin: 2.759%

       Principal Balances of the Mortgage Loans at Origination in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Principal Balance                                                    Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------------                                                    --------------       ------------      --------------
$0       - $100,000 ......................................................           50            $ 3,866,300             7.39%
$100,001 - $150,000 ......................................................          123             15,403,734            29.45
$150,001 - $200,000 ......................................................           82             14,076,990            26.91
$200,001 - $300,000 ......................................................           72             16,814,040            32.14
$300,001 - $400,000 ......................................................            5              1,711,470             3.27
$400,001 - $500,000 ......................................................            1                435,482             0.83
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Minimum Original Principal Balance:  $41,800
Maximum Original Principal Balance: $445,000
Average Original Principal Balance: $159,261

Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan
                            Cut-Off Date in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Scheduled Principal Balance                                                   Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------                                                   --------------       ------------      --------------
$0       - $100,000 ......................................................           51            $ 3,964,424             7.58%
$100,001 - $150,000 ......................................................          125             15,752,529            30.11
$150,001 - $200,000 ......................................................           82             14,227,177            27.20
$200,001 - $300,000 ......................................................           69             16,216,934            31.00
$300,001 - $400,000 ......................................................            5              1,711,470             3.27
$400,001 - $500,000 ......................................................            1                435,482             0.83
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Minimum Scheduled Principal Balance:  $40,960
Maximum Scheduled Principal Balance: $435,482
Average Scheduled Principal Balance: $157,081

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Mortgage Interest Rate                                                        Mortgage Loans       Cut-Off Date      Mortgage Group
----------------------                                                        --------------       ------------      --------------
6.250% - 6.499% ..........................................................            1            $   173,135             0.33%
6.500% - 6.749% ..........................................................            1                375,890             0.72
6.750% - 6.999% ..........................................................            3                604,470             1.16
7.000% - 7.249% ..........................................................            2                400,662             0.77
7.250% - 7.499% ..........................................................            6              1,147,233             2.19
7.500% - 7.749% ..........................................................           17              3,015,699             5.77
7.750% - 7.999% ..........................................................           46              7,245,556            13.85
8.000% - 8.249% ..........................................................           45              7,084,522            13.54
8.250% - 8.499% ..........................................................           44              6,559,811            12.54
8.500% - 8.749% ..........................................................           48              7,114,795            13.60
8.750% - 8.999% ..........................................................           57              8,475,125            16.20
9.000% - 9.249% ..........................................................           30              5,113,557             9.78
9.250% - 9.499% ..........................................................           15              2,274,546             4.35
9.500% - 9.749% ..........................................................           13              2,197,463             4.20
9.750% - 9.999% ..........................................................            4                402,864             0.77
10.000% - 10.249% ........................................................            1                122,689             0.23
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Minimum Mortgage Rate:           6.250%
Maximum Mortgage Rate:          10.000%
Weighted Average Mortgage Rate:  8.389%

                    Current Loan-to-Value Ratio* in Group 2

                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                          Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------                                                          --------------       ------------      --------------
 85.00% or Less ..........................................................            1            $   375,890             0.72%
 85.01% -  90.00% ........................................................            2                298,103             0.57
 90.01% -  95.00% ........................................................           11              1,843,096             3.52
 95.01% - 100.00% ........................................................          302             47,211,975            90.26
100.01% - 105.00% ........................................................           17              2,578,952             4.93
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Weighted Average Current Loan-to-Value: 99.70%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

         Geographic Distribution of the Mortgaged Properties in Group 2

                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
State                                                                         Mortgage Loans       Cut-Off Date      Mortgage Group
-----                                                                         --------------       ------------      --------------
Oregon ...................................................................           59            $ 9,284,172            17.75%
Washington ...............................................................           40              7,807,337            14.93
Georgia ..................................................................           45              5,925,383            11.33
Virginia .................................................................           28              5,263,328            10.06
Arizona ..................................................................           33              4,648,041             8.89
California ...............................................................           18              3,281,134             6.27
Maryland .................................................................           17              3,055,972             5.84
Tennessee ................................................................           18              2,440,991             4.67
North Carolina ...........................................................           14              1,795,059             3.43
Other (19 States) ........................................................           61              8,806,599            16.84
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

* No more than approximately 1.67% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

   Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Group 2

                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Delinquency Status                                                            Mortgage Loans       Cut-Off Date      Mortgage Group
------------------                                                            --------------       ------------      --------------
Current ..................................................................          333            $52,308,017           100.00%
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

               Property Types of Mortgaged Properties in Group 2

                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Property Type                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
Condominium ..............................................................            4            $   430,916             0.82%
PUD ......................................................................           97             16,470,753            31.49
Single Family ............................................................          232             35,406,347            67.69
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

              Occupancy Status of Mortgaged Properties in Group 2



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Occupancy Status                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------

Owner Occupied ...........................................................          327            $51,668,926            98.78%
Second Home ..............................................................            6                639,091             1.22
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

      Original Terms to Stated Maturity for the Mortgage Loans in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Term                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------

300 - 359 Months .........................................................            1            $    64,522             0.12%
360 Months ...............................................................          332             52,243,495            99.88
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Minimum Original Term to Stated Maturity (Months):          358
Maximum Original Term to Stated Maturity (Months):          360
Weighted Average Original Term to Stated Maturity (Months): 360

      Remaining Terms to Stated Maturity for the Mortgage Loans in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                             Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------------                                             --------------       ------------      --------------

300 - 359 Months .........................................................          333            $52,308,017           100.00%
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Minimum Remaining Term to Stated Maturity (Months):          328
Maximum Remaining Term to Stated Maturity (Months):          356
Weighted Average Remaining Term to Stated Maturity (Months): 343

        Months to Next Rate Adjustment for the Mortgage Loans in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                Mortgage Loans       Cut-Off Date      Mortgage Group
------------------------------                                                --------------       ------------      --------------

 0 - 6 Months ............................................................           16            $ 2,381,666             4.55%
 7 - 12 Months ...........................................................           56              8,011,551            15.32
13 - 18 Months ...........................................................           96             15,649,617            29.92
19 - 24 Months ...........................................................           75             11,937,447            22.82
25 - 30 Months ...........................................................           87             13,788,105            26.36
31 - 36 Months ...........................................................            3                539,631             1.03
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Weighted Average Next Rate Adjustment (Months): 19

        Maximum Lifetime Mortgage Rate for the Mortgage Loans in Group 2



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Range(%)                                                                      Mortgage Loans       Cut-Off Date      Mortgage Group
--------                                                                      --------------       ------------      --------------
12.001% - 12.500% ........................................................            3            $   831,191             1.59%
12.501% - 13.000% ........................................................            5              1,005,132             1.92
13.001% - 13.500% ........................................................           15              2,849,745             5.45
13.501% - 14.000% ........................................................           90             14,433,792            27.59
14.001% - 14.500% ........................................................           81             11,601,040            22.18
14.501% - 15.000% ........................................................           95             14,665,526            28.04
15.001% - 15.500% ........................................................           33              5,450,055            10.42
15.501% - 16.000% ........................................................           11              1,471,535             2.81
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Weighted Average Maximum Mortgage Rate: 14.374%

              Periodic Rate Cap for the Mortgage Loans in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Periodic Rate Cap                                                             Mortgage Loans       Cut-Off Date      Mortgage Group
-----------------                                                             --------------       ------------      --------------
2.000% ...................................................................          333            $52,308,017           100.00%
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Weighted Average Periodic Rate Cap: 2.000%

               Initial Rate Cap for the Mortgage Loans in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Initial Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
0.000% ...................................................................            1            $   163,549             0.31%
2.000% ...................................................................           38              7,053,107            13.48
5.000% ...................................................................          294             45,091,360            86.20
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Weighted Average Initial Rate Cap: 4.594%

                 Gross Margin for the Mortgage Loans in Group 2


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Gross Margin                                                                  Mortgage Loans       Cut-Off Date      Mortgage Group
------------                                                                  --------------       ------------      --------------
2.750 - 2.999% ...........................................................           13            $ 2,221,408             4.25%
3.000 - 3.249% ...........................................................          319             49,943,387            95.48
3.250% or Greater ........................................................            1                143,221             0.27
                                                                                    ---            -----------           ------
 Total ...................................................................          333            $52,308,017           100.00%
                                                                                    ===            ===========           ======

Weighted Average Gross Margin: 2.997%

       Principal Balances of the Mortgage Loans at Origination in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Principal Balance                                                    Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------------                                                    --------------       ------------      --------------
$0       - $100,000 ......................................................           36            $ 2,388,393             3.24%
$100,001 - $150,000 ......................................................           35              4,042,922             5.49
$150,001 - $200,000 ......................................................           17              2,838,873             3.86
$200,001 - $300,000 ......................................................           83             21,176,079            28.77
$300,001 - $400,000 ......................................................           62             20,740,635            28.17
$400,001 - $500,000 ......................................................           27             11,612,245            15.77
$500,001 - $600,000 ......................................................            9              4,801,214             6.52
$600,001 - $700,000 ......................................................            2              1,307,929             1.78
$700,001 - $800,000 ......................................................            1                719,253             0.98
$800,001 +  ..............................................................            3              3,986,795             5.42
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Minimum Original Principal Balance:    $44,500
Maximum Original Principal Balance: $2,000,000
Average Original Principal Balance:   $281,316

Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan Cut-Off Date in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Scheduled Principal Balance                                                   Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------                                                   --------------       ------------      --------------
$0       - $100,000 ......................................................           41            $ 2,721,410             3.70%
$100,001 - $150,000 ......................................................           32              3,997,567             5.43
$150,001 - $200,000 ......................................................           17              2,946,356             4.00
$200,001 - $300,000 ......................................................           91             23,492,732            31.91
$300,001 - $400,000 ......................................................           56             19,396,670            26.35
$400,001 - $500,000 ......................................................           24             10,608,885            14.41
$500,001 - $600,000 ......................................................            8              4,436,740             6.03
$600,001 - $700,000 ......................................................            2              1,307,929             1.78
$700,001 - $800,000 ......................................................            1                719,253             0.98
$800,001 +  ..............................................................            3              3,986,795             5.42
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Minimum Scheduled Principal Balance:    $32,016
Maximum Scheduled Principal Balance: $1,955,178
Average Scheduled Principal Balance:   $267,688

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Mortgage Interest Rate                                                        Mortgage Loans       Cut-Off Date      Mortgage Group
----------------------                                                        --------------       ------------      --------------
5.500% - 5.749% ..........................................................            1            $   279,317             0.38%
5.750% - 5.999% ..........................................................            8              2,612,799             3.55
6.000% - 6.249% ..........................................................            8              2,607,996             3.54
6.250% - 6.499% ..........................................................            4                790,787             1.07
6.500% - 6.749% ..........................................................           12              2,848,512             3.87
6.750% - 6.999% ..........................................................           64             16,432,106            22.32
7.000% - 7.249% ..........................................................           56             16,741,282            22.74
7.250% - 7.499% ..........................................................           44             13,136,621            17.85
7.500% - 7.749% ..........................................................           26              6,782,145             9.21
7.750% - 7.999% ..........................................................           28              5,594,466             7.60
8.000% - 8.249% ..........................................................           13              4,326,983             5.88
8.250% - 8.499% ..........................................................            3                362,944             0.49
8.500% - 8.749% ..........................................................            7              1,044,889             1.42
8.750% - 8.999% ..........................................................            1                 53,490             0.07
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Minimum Mortgage Rate:           5.500%
Maximum Mortgage Rate:           8.750%
Weighted Average Mortgage Rate:  7.137%

                    Current Loan-to-Value Ratio* in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                          Mortgage Loans       Cut-Off Date      Mortgage Group
  -------------------                                                          -------------       -----------        -------------
Not Available ............................................................            1            $   434,600             0.59%
30.00% or less ...........................................................            3                792,570             1.08
30.01% - 40.00% ..........................................................            6              1,710,239             2.32
40.01% - 50.00% ..........................................................            6              2,965,878             4.03
50.01% - 60.00% ..........................................................           13              4,767,379             6.48
60.01% - 65.00% ..........................................................           18              4,382,120             5.95
65.01% - 70.00% ..........................................................           36              9,599,131            13.04
70.01% - 75.00% ..........................................................           41             11,964,063            16.25
75.01% - 80.00% ..........................................................           88             25,357,631            34.45
80.01% - 85.00% ..........................................................           15              2,697,133             3.66
85.01% - 90.00% ..........................................................           24              4,331,271             5.88
90.01% - 95.00% ..........................................................           23              4,476,583             6.08
95.01% or Greater ........................................................            1                135,739             0.18
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Weighted Average Current Loan-to-Value: 71.86%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

         Geographic Distribution of the Mortgaged Properties in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
State                                                                         Mortgage Loans       Cut-Off Date      Mortgage Group
-----                                                                         --------------       ------------      --------------
California ...............................................................           48            $16,170,327            21.97%
Colorado .................................................................           14              5,622,111             7.64
Georgia ..................................................................           19              5,256,193             7.14
Virginia .................................................................           13              4,956,052             6.73
Texas ....................................................................           26              4,664,729             6.34
Indiana ..................................................................           24              3,838,863             5.21
Maryland .................................................................           12              3,468,326             4.71
Illinois .................................................................           12              3,095,129             4.20
Michigan .................................................................            7              2,904,207             3.95
Other (27 States) ........................................................          100             23,638,400            32.11
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

* No more than approximately 2.66% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

   Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Group 3



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Delinquency Status                                                            Mortgage Loans       Cut-Off Date      Mortgage Group
------------------                                                            --------------       ------------      --------------
Current ..................................................................          257            $70,818,127            96.20%
30 - 59 Days .............................................................           15              2,228,750             3.03
60 - 89 Days .............................................................            3                567,460             0.77
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

               Property Types of Mortgaged Properties in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Property Type                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
2 - 4 Family .............................................................            2            $   471,206             0.64%
Condominium ..............................................................           10              4,321,004             5.87
PUD ......................................................................           16              7,382,631            10.03
Single Family ............................................................          243             60,461,387            82.13
Townhouse ................................................................            4                978,109             1.33
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

              Occupancy Status of Mortgaged Properties in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Occupancy Status                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
Owner Occupied ...........................................................          249            $67,068,112            91.11%
Second Home ..............................................................           12              5,647,153             7.67
Not Available ............................................................           14                899,071             1.22
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

      Original Terms to Stated Maturity for the Mortgage Loans in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Term                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
300 - 359 Months .........................................................            2            $   320,546             0.44%
360 Months ...............................................................          271             72,588,958            98.61
Greater than 360 Months ..................................................            2                704,833             0.96
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Minimum Original Term to Stated Maturity (Months): 354
Maximum Original Term to Stated Maturity (Months): 480
Weighted Average Original Term to Stated Maturity (Months): 361

      Remaining Terms to Stated Maturity for the Mortgage Loans in Group 3



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                             Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------------                                             --------------       ------------      --------------
Less than 240 Months .....................................................           25            $ 1,884,935             2.56%
240 - 299 Months .........................................................            8              1,993,291             2.71
300 - 359 Months .........................................................          240             69,031,278            93.77
360+ Months ..............................................................            2                704,833             0.96
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Minimum Remaining Term to Stated Maturity (Months):   25
Maximum Remaining Term to Stated Maturity (Months):  477
Weighted Average Remaining Term to Stated Maturity (Months): 322

        Months to Next Rate Adjustment for the Mortgage Loans in Group 3



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                Mortgage Loans       Cut-Off Date      Mortgage Group
------------------------------                                                --------------       ------------      --------------
 7 - 12 Months............................................................            2            $   102,893             0.14%
13 - 18 Months ...........................................................           68             14,061,799            19.10
19 - 24 Months ...........................................................           79             19,509,459            26.50
25 - 30 Months ...........................................................           95             28,873,954            39.22
31 - 36 Months ...........................................................           31             11,066,232            15.03
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Weighted Average Next Rate Adjustment (Months): 24

        Maximum Lifetime Mortgage Rate for the Mortgage Loans in Group 3



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Range(%)                                                                      Mortgage Loans       Cut-Off Date      Mortgage Group
--------                                                                      --------------       ------------      --------------
10.500% or Less ..........................................................            4            $   725,546             0.99%
10.501% - 11.000% ........................................................           12              3,785,703             5.14
11.001% - 11.500% ........................................................            9              2,193,530             2.98
11.501% - 12.000% ........................................................           95             25,615,271            34.80
12.001% - 12.500% ........................................................           80             25,228,796            34.27
12.501% - 13.000% ........................................................           37              9,126,717            12.40
13.001% - 13.500% ........................................................           11              2,370,288             3.22
13.501% - 14.000% ........................................................            6              2,229,729             3.03
14.001% - 14.500% ........................................................            3                711,383             0.97
14.501% - 15.000% ........................................................            5                866,532             1.18
15.001% or Greater .......................................................           13                760,842             1.03
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Weighted Average Maximum Mortgage Rate: 12.250%

              Periodic Rate Cap for the Mortgage Loans in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Periodic Rate Cap                                                             Mortgage Loans       Cut-Off Date      Mortgage Group
-----------------                                                             --------------       ------------      --------------
0.000% ...................................................................           22            $ 1,384,877             1.88%
2.000% ...................................................................          253             72,229,459            98.12
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Weighted Average Periodic Rate Cap: 2.000%

               Initial Rate Cap for the Mortgage Loans in Group 3



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Initial Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
0.000% ...................................................................           22            $ 1,384,877             1.88%
2.000% ...................................................................           10              3,190,801             4.33
5.000% ...................................................................          243             69,038,658            93.78
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Weighted Average Initial Rate Cap: 4.867%

                 Gross Margin for the Mortgage Loans in Group 3


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Gross Margin                                                                  Mortgage Loans       Cut-Off Date      Mortgage Group
------------                                                                  --------------       ------------      --------------
Less than 2.500% .........................................................           15            $   846,482             1.15%
2.500 - 2.749% ...........................................................            3                234,326             0.32
2.750 - 2.999% ...........................................................          256             72,480,039            98.46
3.000 - 3.249% ...........................................................            1                 53,490             0.07
                                                                                    ---            -----------           ------
 Total ...................................................................          275            $73,614,337           100.00%
                                                                                    ===            ===========           ======

Weighted Average Gross Margin: 2.750%

       Principal Balances of the Mortgage Loans at Origination in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Principal Balance                                                    Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------------                                                    --------------       ------------      --------------
$ 0    - $100,000 ........................................................            4            $   290,387             0.38%
$100,001 - $150,000 ......................................................           10              1,165,515             1.52
$150,001 - $200,000 ......................................................            5                791,624             1.03
$200,001 - $300,000 ......................................................           80             21,274,262            27.78
$300,001 - $400,000 ......................................................           75             24,580,573            32.10
$400,001 - $500,000 ......................................................           39             17,070,971            22.29
$500,001 - $600,000 ......................................................            5              2,646,281             3.46
$600,001 - $700,000 ......................................................            3              1,890,839             2.47
$700,001 - $800,000 ......................................................            1                711,429             0.93
$800,001 - $900,000 ......................................................            3              2,557,426             3.34
$900,001 - $1,000,000 ....................................................            3              2,233,781             2.92
$1,000,001 - $2,000,000 ..................................................            2              1,365,588             1.78
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Minimum Original Principal Balance:    $75,000
Maximum Original Principal Balance: $1,280,000
Average Original Principal Balance:   $352,055

Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan
                            Cut-Off Date in Group 4



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Scheduled Principal Balance                                                   Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------                                                   --------------       ------------      --------------
$ 0    - $100,000 ........................................................            7            $   528,305             0.69%
$100,001 - $150,000 ......................................................           11              1,325,456             1.73
$150,001 - $200,000 ......................................................            6              1,042,631             1.36
$200,001 - $300,000 ......................................................           91             24,865,741            32.47
$300,001 - $400,000 ......................................................           67             23,051,149            30.10
$400,001 - $500,000 ......................................................           34             15,230,483            19.89
$500,001 - $600,000 ......................................................            5              2,746,904             3.59
$600,001 - $700,000 ......................................................            2              1,298,782             1.70
$700,001 - $800,000 ......................................................            1                711,429             0.93
$800,001 - $900,000 ......................................................            3              2,557,426             3.34
$900,001 - $1,000,000 ....................................................            2              1,941,866             2.54
$1,000,001 - $2,000,000 ..................................................            1              1,278,506             1.67
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Minimum Scheduled Principal Balance:    $37,133
Maximum Scheduled Principal Balance: $1,278,506
Average Scheduled Principal Balance:   $332,951

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Mortgage Interest Rate                                                        Mortgage Loans       Cut-Off Date      Mortgage Group
----------------------                                                        --------------       ------------      --------------
5.750% - 5.999% ..........................................................            1            $   271,059             0.35%
6.000% - 6.249% ..........................................................            6              1,711,645             2.24
6.250% - 6.499% ..........................................................           12              4,522,159             5.91
6.500% - 6.749% ..........................................................           23              8,838,743            11.54
6.750% - 6.999% ..........................................................           16              6,064,681             7.92
7.000% - 7.249% ..........................................................           34             12,006,731            15.68
7.250% - 7.499% ..........................................................           36             11,152,360            14.56
7.500% - 7.749% ..........................................................           38             10,740,079            14.02
7.750% - 7.999% ..........................................................           27              7,434,982             9.71
8.000% - 8.249% ..........................................................           13              4,695,654             6.13
8.250% - 8.499% ..........................................................           14              4,888,378             6.38
8.500% - 8.749% ..........................................................            7              2,395,218             3.13
8.750% - 8.999% ..........................................................            2              1,574,261             2.06
9.000% - 9.249% ..........................................................            1                282,729             0.37
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Minimum Mortgage Rate:           5.875%
Maximum Mortgage Rate:           9.125%
Weighted Average Mortgage Rate:  7.334%

                    Current Loan-to-Value Ratio* in Group 4



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                          Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------                                                          --------------       ------------      --------------
30.00% or Less ...........................................................            6            $   531,893             0.69%
30.01% - 40.00% ..........................................................            6              1,904,107             2.49
40.01% - 50.00% ..........................................................            7              2,653,687             3.47
50.01% - 60.00% ..........................................................           14              4,421,368             5.77
60.01% - 65.00% ..........................................................            9              3,661,296             4.78
65.01% - 70.00% ..........................................................           16              5,790,782             7.56
70.01% - 75.00% ..........................................................           38             12,805,870            16.72
75.01% - 80.00% ..........................................................          104             36,475,495            47.63
80.01% - 85.00% ..........................................................            7              1,629,720             2.13
85.01% - 90.00% ..........................................................           17              5,322,403             6.95
90.01% - 95.00% ..........................................................            6              1,382,056             1.80
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Weighted Average Current Loan-to-Value: 73.13%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

         Geographic Distribution of the Mortgaged Properties in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
State                                                                         Mortgage Loans       Cut-Off Date      Mortgage Group
-----                                                                         --------------       ------------      --------------
California ...............................................................           53            $18,248,394            23.83%
Virginia .................................................................           36             13,477,548            17.60
Illinois .................................................................           15              5,170,845             6.75
Connecticut ..............................................................           13              4,466,855             5.83
Florida ..................................................................           10              3,780,442             4.94
Maryland .................................................................           10              3,329,766             4.35
Massachusetts ............................................................            9              3,035,388             3.96
Pennsylvania .............................................................            7              2,486,407             3.25
Nevada ...................................................................           10              2,399,255             3.13
Other (22 States) ........................................................           67             20,183,778            26.36
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

* No more than approximately 1.72% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

   Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Delinquency Status                                                            Mortgage Loans       Cut-Off Date      Mortgage Group
------------------                                                            --------------       ------------      --------------
Current ..................................................................          223            $74,577,830            97.39%
30 - 59 Days .............................................................            7              2,000,847             2.61
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

               Property Types of Mortgaged Properties in Group 4



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Property Type                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
2 - 4 Family .............................................................            1            $   286,438             0.37%
Condominium ..............................................................            9              3,803,638             4.97
PUD ......................................................................           41             15,013,663            19.61
Single Family ............................................................          177             56,705,219            74.05
Townhouse ................................................................            2                769,719             1.01
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

              Occupancy Status of Mortgaged Properties in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Occupancy Status                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
Investor .................................................................            3            $   324,736             0.42%
Owner Occupied ...........................................................          212             69,905,007            91.29
Second Home ..............................................................           15              6,348,934             8.29
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

      Original Terms to Stated Maturity for the Mortgage Loans in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Term                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
300 - 359 Months .........................................................            1            $   246,433             0.32%
360 Months ...............................................................          191             61,509,609            80.32
Greater than 360 Months ..................................................           38             14,822,635            19.36
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Minimum Original Term to Stated Maturity (Months): 352
Maximum Original Term to Stated Maturity (Months): 480
Weighted Average Original Term to Stated Maturity (Months): 383

      Remaining Terms to Stated Maturity for the Mortgage Loans in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                             Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------------                                             --------------       ------------      --------------
240 - 299 Months .........................................................           21            $ 5,572,506             7.28%
300 - 359 Months .........................................................          171             56,183,536            73.37
360+ Months ..............................................................           38             14,822,635            19.36
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Minimum Remaining Term to Stated Maturity (Months):  275
Maximum Remaining Term to Stated Maturity (Months):  478
Weighted Average Remaining Term to Stated Maturity (Months): 357

        Months to Next Rate Adjustment for the Mortgage Loans in Group 4



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                Mortgage Loans       Cut-Off Date      Mortgage Group
------------------------------                                                --------------       ------------      --------------
31 - 36 Months ...........................................................           28            $ 9,487,803            12.39%
37 - 42 Months ...........................................................           34             10,535,160            13.76
43 - 48 Months ...........................................................           47             12,472,807            16.29
49 - 54 Months ...........................................................           43             15,687,705            20.49
55 - 60 Months ...........................................................           78             28,395,202            37.08
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Weighted Average Next Rate Adjustment (Months): 49

        Maximum Lifetime Mortgage Rate for the Mortgage Loans in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Range(%)                                                                      Mortgage Loans       Cut-Off Date      Mortgage Group
--------                                                                      --------------       ------------      --------------
10.501% - 11.000% ........................................................            4            $ 1,175,038             1.53%
11.001% - 11.500% ........................................................           31             12,190,558            15.92
11.501% - 12.000% ........................................................           30             10,152,107            13.26
12.001% - 12.500% ........................................................           65             20,557,987            26.85
12.501% - 13.000% ........................................................           60             16,784,382            21.92
13.001% - 13.500% ........................................................           26              8,847,086            11.55
13.501% - 14.000% ........................................................            7              3,281,106             4.28
14.001% - 14.500% ........................................................            1                282,729             0.37
14.501% or Greater .......................................................            6              3,307,684             4.32
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Weighted Average Maximum Mortgage Rate: 12.535%

              Periodic Rate Cap for the Mortgage Loans in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Periodic Rate Cap                                                             Mortgage Loans       Cut-Off Date      Mortgage Group
-----------------                                                             --------------       ------------      --------------
2.000% ...................................................................          230            $76,578,677           100.00%
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Weighted Average Periodic Rate Cap: 2.000%

               Initial Rate Cap for the Mortgage Loans in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Initial Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
2.000% ...................................................................            4            $ 1,126,643             1.47%
4.000% ...................................................................            1                464,024             0.61
5.000% ...................................................................          225             74,988,010            97.92
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Weighted Average Initial Rate Cap: 4.950%

                 Gross Margin for the Mortgage Loans in Group 4


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Gross Margin                                                                  Mortgage Loans       Cut-Off Date      Mortgage Group
------------                                                                  --------------       ------------      --------------
2.500 - 2.749% ...........................................................            3            $   737,346             0.96%
2.750 - 2.999% ...........................................................          212             68,800,336            89.84
3.000 - 3.249% ...........................................................           14              6,566,428             8.57
3.250% or Greater ........................................................            1                474,568             0.62
                                                                                    ---            -----------           ------
 Total ...................................................................          230            $76,578,677           100.00%
                                                                                    ===            ===========           ======

Weighted Average Gross Margin: 2.775%

       Principal Balances of the Mortgage Loans at Origination in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Principal Balance                                                    Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------------                                                    --------------       ------------      --------------
$0       - $100,000 ......................................................            3            $   232,078             0.40%
$100,001 - $150,000 ......................................................           11              1,370,013             2.38
$150,001 - $200,000 ......................................................            9              1,559,849             2.71
$200,001 - $300,000 ......................................................           46             12,356,645            21.43
$300,001 - $400,000 ......................................................           61             20,776,168            36.04
$400,001 - $500,000 ......................................................           26             11,737,472            20.36
$500,001 - $600,000 ......................................................           13              7,043,830            12.22
$600,001 - $700,000 ......................................................            2              1,019,817             1.77
$700,001 - $800,000 ......................................................            1                692,651             1.20
$800,001 - $900,000 ......................................................            1                859,761             1.49
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Minimum Original Principal Balance:  $61,650
Maximum Original Principal Balance: $890,000
Average Original Principal Balance: $340,524

Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan
                            Cut-Off Date in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Scheduled Principal Balance                                                   Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------                                                   --------------       ------------      --------------
$0       - $100,000 ......................................................            3            $   232,078             0.40%
$100,001 - $150,000 ......................................................           11              1,370,013             2.38
$150,001 - $200,000 ......................................................           10              1,758,801             3.05
$200,001 - $300,000 ......................................................           49             13,267,857            23.02
$300,001 - $400,000 ......................................................           58             20,064,829            34.81
$400,001 - $500,000 ......................................................           28             12,710,355            22.05
$500,001 - $600,000 ......................................................           11              6,087,670            10.56
$600,001 + ...............................................................            3              2,156,682             3.74
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Minimum Scheduled Principal Balance:  $60,382
Maximum Scheduled Principal Balance: $859,761
Average Scheduled Principal Balance: $333,227

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Mortgage Interest Rate                                                        Mortgage Loans       Cut-Off Date      Mortgage Group
----------------------                                                        --------------       ------------      --------------
6.250% - 6.499% ..........................................................            1            $   196,253             0.34%
6.500% - 6.749% ..........................................................            9              3,625,096             6.29
6.750% - 6.999% ..........................................................           17              6,144,892            10.66
7.000% - 7.249% ..........................................................           39             14,197,347            24.63
7.250% - 7.499% ..........................................................           38             11,367,503            19.72
7.500% - 7.749% ..........................................................           31             10,366,110            17.98
7.750% - 7.999% ..........................................................           17              4,580,939             7.95
8.000% - 8.249% ..........................................................            6              1,734,267             3.01
8.250% - 8.499% ..........................................................           11              3,982,180             6.91
8.500% - 8.749% ..........................................................            4              1,453,698             2.52
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Minimum Mortgage Rate:           6.375%
Maximum Mortgage Rate:           8.625%
Weighted Average Mortgage Rate:  7.356%

                    Current Loan-to-Value Ratio* in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                          Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------                                                          --------------       ------------      --------------
Not Available ............................................................            1            $   236,816             0.41%
30.00% or less ...........................................................            1                351,081             0.61
30.01% - 40.00% ..........................................................            1                445,151             0.77
40.01% - 50.00% ..........................................................            5              2,494,798             4.33
50.01% - 60.00% ..........................................................            9              3,365,195             5.84
60.01% - 65.00% ..........................................................            3              1,152,352             2.00
65.01% - 70.00% ..........................................................            9              3,500,197             6.07
70.01% - 75.00% ..........................................................           18              6,726,913            11.67
75.01% - 80.00% ..........................................................          107             34,380,927            59.64
80.01% - 85.00% ..........................................................            4              1,374,059             2.38
85.01% - 90.00% ..........................................................            9              2,237,901             3.88
90.01% - 95.00% ..........................................................            5                938,132             1.63
95.01% - 100.00% .........................................................            1                444,763             0.77
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Weighted Average Current Loan-to-Value: 74.43%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

         Geographic Distribution of the Mortgaged Properties in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
State                                                                         Mortgage Loans       Cut-Off Date      Mortgage Group
-----                                                                         --------------       ------------      --------------
Pennsylvania .............................................................           40            $15,759,112            27.34%
California ...............................................................           20              6,815,467            11.82
Delaware .................................................................           11              4,201,519             7.29
Virginia .................................................................           12              3,649,336             6.33
Maryland .................................................................           12              3,181,609             5.52
Michigan .................................................................            9              3,126,523             5.42
New York .................................................................            7              2,413,462             4.19
New Jersey ...............................................................            7              2,339,720             4.06
Illinois .................................................................            6              1,959,537             3.40
Florida ..................................................................            5              1,941,142             3.37
North Carolina ...........................................................            6              1,857,391             3.22
Other (18 States) ........................................................           38             10,403,466            18.05
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

* No more than approximately 3.06% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

   Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Delinquency Status                                                            Mortgage Loans       Cut-Off Date      Mortgage Group
------------------                                                            --------------       ------------      --------------
Current ..................................................................          170            $56,441,177            97.91%
30 - 59 Days .............................................................            2                858,941             1.49
60 - 89 Days .............................................................            1                348,168             0.60
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

               Property Types of Mortgaged Properties in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Property Type                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
2 - 4 Family .............................................................            1            $   290,999             0.50%
Condominium ..............................................................           15              4,451,984             7.72
PUD ......................................................................           13              5,211,950             9.04
Single Family ............................................................          140             46,429,243            80.54
Townhouse ................................................................            4              1,264,108             2.19
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

              Occupancy Status of Mortgaged Properties in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Occupancy Status                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
Investor .................................................................            1            $   275,400             0.48%
Owner Occupied ...........................................................          164             54,352,548            94.28
Second Home ..............................................................            8              3,020,337             5.24
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

      Original Terms to Stated Maturity for the Mortgage Loans in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Term                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
360 Months ...............................................................          164            $54,581,145            94.68%
Greater than 360 Months ..................................................            9              3,067,140             5.32
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Minimum Original Term to Stated Maturity (Months):          360
Maximum Original Term to Stated Maturity (Months):          480
Weighted Average Original Term to Stated Maturity (Months): 366

      Remaining Terms to Stated Maturity for the Mortgage Loans in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                             Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------------                                             --------------       ------------      --------------
Less than 240 Months .....................................................            3            $ 1,044,219             1.81%
300 - 359 Months .........................................................          161             53,536,926            92.87
360+ Months ..............................................................            9              3,067,140             5.32
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Minimum Remaining Term to Stated Maturity (Months):           67
Maximum Remaining Term to Stated Maturity (Months):          477
Weighted Average Remaining Term to Stated Maturity (Months): 346

        Months to Next Rate Adjustment for the Mortgage Loans in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                Mortgage Loans       Cut-Off Date      Mortgage Group
------------------------------                                                --------------       ------------      --------------
55 - 60 Months ...........................................................            1            $   418,491             0.73%
61 - 66 Months ...........................................................           49             15,776,818            27.37
67 - 72 Months ...........................................................           93             30,773,098            53.38
73 - 78 Months ...........................................................            3                752,983             1.31
79 - 84 Months ...........................................................           27              9,926,895            17.22
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Weighted Average Next Rate Adjustment (Months): 70

        Maximum Lifetime Mortgage Rate for the Mortgage Loans in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Range(%)                                                                      Mortgage Loans       Cut-Off Date      Mortgage Group
--------                                                                      --------------       ------------      --------------
11.001% - 11.500% ........................................................            8            $ 3,094,532             5.37%
11.501% - 12.000% ........................................................           28              9,903,378            17.18
12.001% - 12.500% ........................................................           80             26,824,759            46.53
12.501% - 13.000% ........................................................           28              7,736,029            13.42
13.001% - 13.500% ........................................................           20              6,967,676            12.09
13.501% - 14.000% ........................................................            8              2,638,412             4.58
14.001% or Greater .......................................................            1                483,499             0.84
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Weighted Average Maximum Mortgage Rate: 12.481%

              Periodic Rate Cap for the Mortgage Loans in Group 5



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Periodic Rate Cap                                                             Mortgage Loans       Cut-Off Date      Mortgage Group
-----------------                                                             --------------       ------------      --------------
2.000% ...................................................................          173            $57,648,285           100.00%
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Weighted Average Periodic Rate Cap: 2.000%

               Initial Rate Cap for the Mortgage Loans in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Initial Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
2.000% ...................................................................            6            $ 2,523,731             4.38%
5.000% ...................................................................          167             55,124,554            95.62
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Weighted Average Initial Rate Cap: 4.869%

                 Gross Margin for the Mortgage Loans in Group 5


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Gross Margin                                                                  Mortgage Loans       Cut-Off Date      Mortgage Group
------------                                                                  --------------       ------------      --------------
2.500 - 2.749% ...........................................................           21            $ 3,488,679             6.05%
2.750 - 2.999% ...........................................................          148             52,772,548            91.54
3.000 - 3.249% ...........................................................            2                863,733             1.50
3.250 - 3.499% ...........................................................            2                523,325             0.91
                                                                                    ---            -----------           ------
 Total ...................................................................          173            $57,648,285           100.00%
                                                                                    ===            ===========           ======

Weighted Average Gross Margin: 2.752%

       Principal Balances of the Mortgage Loans at Origination in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Principal Balance                                                    Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------------                                                    --------------       ------------      --------------
$0       - $100,000 ......................................................           41            $ 1,041,923             1.74%
$100,001 - $150,000 ......................................................           12              1,088,806             1.81
$150,001 - $200,000 ......................................................            6                852,162             1.42
$200,001 - $300,000 ......................................................           43             11,356,070            18.93
$300,001 - $400,000 ......................................................           46             15,418,724            25.70
$400,001 - $500,000 ......................................................           18              8,195,429            13.66
$500,001 - $600,000 ......................................................            6              3,320,552             5.53
$600,001 - $700,000 ......................................................            9              5,723,155             9.54
$700,001 - $800,000 ......................................................            7              4,929,117             8.22
$800,001 - $900,000 ......................................................            1                812,112             1.35
$900,001 - $1,000,000 ....................................................            3              2,858,521             4.76
$1,000,001 - $2,000,000 ..................................................            2              2,096,569             3.49
$2,000,001 + .............................................................            1              2,299,522             3.83
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Minimum Original Principal Balance:    $13,189
Maximum Original Principal Balance: $2,750,000
Average Original Principal Balance:   $326,004

Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan
                            Cut-Off Date in Group 6



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Scheduled Principal Balance                                                   Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------                                                   --------------       ------------      --------------
$0       - $100,000 ......................................................           47            $ 1,330,005             2.22%
$100,001 - $150,000 ......................................................            8                952,709             1.59
$150,001 - $200,000 ......................................................            8              1,466,101             2.44
$200,001 - $300,000 ......................................................           44             11,950,267            19.92
$300,001 - $400,000 ......................................................           41             14,058,600            23.43
$400,001 - $500,000 ......................................................           20              9,112,665            15.19
$500,001 - $600,000 ......................................................            5              2,858,095             4.76
$600,001 - $700,000 ......................................................            9              5,723,155             9.54
$700,001 - $800,000 ......................................................            6              4,474,338             7.46
$800,001 - $900,000 ......................................................            1                812,112             1.35
$900,001 - $1,000,000 ....................................................            3              2,858,521             4.76
$1,000,001 - $2,000,000 ..................................................            2              2,096,569             3.49
$2,000,001 + .............................................................            1              2,299,522             3.83
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Minimum Scheduled Principal Balance:        $57
Maximum Scheduled Principal Balance: $2,299,522
Average Scheduled Principal Balance:   $307,655

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Mortgage Interest Rate                                                        Mortgage Loans       Cut-Off Date      Mortgage Group
----------------------                                                        --------------       ------------      --------------
Less than 6.250% .........................................................            2            $   368,699             0.61%
6.250% - 6.499% ..........................................................            5              1,594,189             2.66
6.500% - 6.749% ..........................................................           17              3,978,324             6.63
6.750% - 6.999% ..........................................................           19              6,666,142            11.11
7.000% - 7.249% ..........................................................           55             22,464,864            37.45
7.250% - 7.499% ..........................................................           33             14,260,708            23.77
7.500% - 7.749% ..........................................................            5              1,431,832             2.39
7.750% - 7.999% ..........................................................           11              2,052,904             3.42
8.000% - 8.249% ..........................................................           14              1,255,434             2.09
8.250% - 8.499% ..........................................................            5                915,825             1.53
8.500% - 8.749% ..........................................................            9              3,060,968             5.10
8.750% - 8.999% ..........................................................            8              1,362,589             2.27
9.000% - 9.249% ..........................................................            1                 33,933             0.06
9.500% - 9.749%                                                                       6                284,099             0.47
9.750% - 9.999% ..........................................................            2                 11,451             0.02
10.000% - 10.249% ........................................................            2                111,750             0.19
10.250% - 10.499% ........................................................            1                138,951             0.23
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Minimum Mortgage Rate:           5.500%
Maximum Mortgage Rate:          10.375%
Weighted Average Mortgage Rate:  7.256%

                    Current Loan-to-Value Ratio* in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                          Mortgage Loans       Cut-Off Date      Mortgage Group
--------------------                                                          --------------       ------------      --------------
30.00% or Less ...........................................................           20            $   581,677             0.97%
30.01% - 40.00% ..........................................................            6              1,597,818             2.66
40.01% - 50.00% ..........................................................           21              4,152,686             6.92
50.01% - 60.00% ..........................................................           16              6,606,098            11.01
60.01% - 65.00% ..........................................................           15              4,758,216             7.93
65.01% - 70.00% ..........................................................           23              7,889,856            13.15
70.01% - 75.00% ..........................................................           23              8,536,588            14.23
75.01% - 80.00% ..........................................................           53             21,335,066            35.56
80.01% - 85.00% ..........................................................            5                912,075             1.52
85.01% - 90.00% ..........................................................            8              2,285,772             3.81
90.01% - 95.00% ..........................................................            5              1,336,808             2.23
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Weighted Average Current Loan-to-Value: 68.88%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

         Geographic Distribution of the Mortgaged Properties in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
State                                                                         Mortgage Loans       Cut-Off Date      Mortgage Group
-----                                                                         --------------       ------------      --------------
California ...............................................................           19            $ 8,130,689            13.55%
Virginia .................................................................           19              5,910,938             9.85
New Jersey ...............................................................           15              5,016,561             8.36
Ohio .....................................................................           15              4,787,857             7.98
Michigan .................................................................           12              4,143,932             6.91
Oregon ...................................................................            6              3,296,508             5.49
Washington ...............................................................            5              3,156,698             5.26
Florida ..................................................................           11              3,098,212             5.16
New York .................................................................            9              2,956,838             4.93
Illinois .................................................................            7              2,557,176             4.26
Massachusetts ............................................................            4              1,885,386             3.14
Other (22 States) ........................................................           73             15,051,868            25.09
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

* No more than approximately 3.83% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

   Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Group 6



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Delinquency Status                                                            Mortgage Loans       Cut-Off Date      Mortgage Group
------------------                                                            --------------       ------------      --------------
Current ..................................................................          188            $59,008,613            98.36%
30 - 59 Days .............................................................            7                984,048             1.64
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

               Property Types of Mortgaged Properties in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Property Type                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
2 - 4 Family .............................................................            5            $   319,291             0.53%
CO-OP ....................................................................            1                339,772             0.57
Condominium ..............................................................           10              4,219,736             7.03
PUD ......................................................................           16              7,231,912            12.05
Single Family ............................................................          162             47,646,262            79.42
Townhouse ................................................................            1                235,688             0.39
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

              Occupancy Status of Mortgaged Properties in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Occupancy Status                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
Investor .................................................................            4            $   589,351             0.98%
Owner Occupied ...........................................................          144             52,686,568            87.82
Second Home ..............................................................            6              3,055,304             5.09
Not Available ............................................................           41              3,661,437             6.10
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

      Original Terms to Stated Maturity for the Mortgage Loans in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Original Term                                                                 Mortgage Loans       Cut-Off Date      Mortgage Group
-------------                                                                 --------------       ------------      --------------
Less than 240 Months .....................................................           13            $ 3,418,431             5.70%
240 - 299 Months .........................................................            1                225,372             0.38
300 - 359 Months .........................................................            5                391,698             0.65
360 Months ...............................................................          173             55,157,873            91.94
Greater than 360 Months ..................................................            3                799,287             1.33
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======


Minimum Original Term to Stated Maturity (Months):           84
Maximum Original Term to Stated Maturity (Months):          480
Weighted Average Original Term to Stated Maturity (Months): 346

      Remaining Terms to Stated Maturity for the Mortgage Loans in Group 6



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                             Mortgage Loans       Cut-Off Date      Mortgage Group
---------------------------------                                             --------------       ------------      --------------
Less than 240 Months .....................................................           47            $ 4,836,288             8.06%
240 - 299 Months .........................................................           15              1,261,694             2.10
300 - 359 Months .........................................................          131             53,095,449            88.50
360+ Months ..............................................................            2                799,230             1.33
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Minimum Remaining Term to Stated Maturity (Months):            3
Maximum Remaining Term to Stated Maturity (Months):          475
Weighted Average Remaining Term to Stated Maturity (Months): 318

        Months to Next Rate Adjustment for the Mortgage Loans in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                Mortgage Loans       Cut-Off Date      Mortgage Group
------------------------------                                                --------------       ------------      --------------
Fixed ....................................................................           62            $ 6,150,759            10.25%
85 - 90 Months ...........................................................           15              7,338,899            12.23
91 - 96 Months ...........................................................           60             24,294,557            40.50
97 - 102 Months ..........................................................           37             14,308,941            23.85
103 - 108 Months .........................................................            1                348,308             0.58
109 - 114 Months .........................................................            3              1,014,399             1.69
115 - 120 Months .........................................................           17              6,536,797            10.90
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Weighted Average Next Rate Adjustment (Months): 98

        Maximum Lifetime Mortgage Rate for the Mortgage Loans in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Range(%)                                                                      Mortgage Loans       Cut-Off Date      Mortgage Group
--------                                                                      --------------       ------------      --------------
Fixed ....................................................................           62            $ 6,150,759            10.25%
10.500% or Less ..........................................................            1                799,950             1.33
10.501% - 11.000% ........................................................            1                368,642             0.61
11.001% - 11.500% ........................................................            8              2,507,336             4.18
11.501% - 12.000% ........................................................           50             20,307,600            33.85
12.001% - 12.500% ........................................................           52             21,964,553            36.61
12.501% - 13.000% ........................................................            7              2,592,208             4.32
13.001% - 13.500% ........................................................            6              2,041,483             3.40
13.501% - 14.000% ........................................................            8              3,260,130             5.43
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Weighted Average Maximum Mortgage Rate: 12.196%

              Periodic Rate Cap for the Mortgage Loans in Group 6



                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Periodic Rate Cap                                                             Mortgage Loans       Cut-Off Date      Mortgage Group
-----------------                                                             --------------       ------------      --------------
Fixed ....................................................................           62            $ 6,150,759            10.25%
2.000% ...................................................................          133            $53,841,902            89.75
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Weighted Average Periodic Rate Cap: 2.000%

               Initial Rate Cap for the Mortgage Loans in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Initial Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Group
----------------                                                              --------------       ------------      --------------
Fixed ....................................................................           62            $ 6,150,759            10.25%
2.000% ...................................................................            1                280,014             0.47
5.000% ...................................................................          132             53,561,888            89.28
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Weighted Average Initial Rate Cap: 4.984%

                 Gross Margin for the Mortgage Loans in Group 6


                                                                                                    Aggregate
                                                                                                Scheduled Balance
                                                                                 Number of      Outstanding as of         % of
Gross Margin                                                                  Mortgage Loans       Cut-Off Date      Mortgage Group
------------                                                                  --------------       ------------      --------------
Fixed ....................................................................           62            $ 6,150,759            10.25%
2.750 - 2.999% ...........................................................          132             53,616,390            89.37
3.000 - 3.249% ...........................................................            1                225,513             0.38
                                                                                    ---            -----------           ------
 Total ...................................................................          195            $59,992,661           100.00%
                                                                                    ===            ===========           ======

Weighted Average Gross Margin: 2.751%

   Principal Balances of the Mortgage Loans at Origination in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Original Principal Balance                                                     Mortgage Loans       Cut-Off Date      Mortgage Pool
--------------------------                                                     --------------       ------------      -------------
$0         - $  100,000 ...................................................           252           $ 13,996,020            3.82%
$  100,001 - $  150,000 ...................................................           251             29,152,229            7.96
$  150,001 - $  200,000 ...................................................           148             24,614,585            6.72
$  200,001 - $  300,000 ...................................................           380             94,491,560           25.80
$  300,001 - $  400,000 ...................................................           280             92,553,910           25.28
$  400,001 - $  500,000 ...................................................           124             54,227,761           14.81
$  500,001 - $  600,000 ...................................................            37             19,876,844            5.43
$  600,001 - $  700,000 ...................................................            17             10,564,135            2.88
$  700,001 - $  800,000 ...................................................            11              7,630,556            2.08
$  800,001 - $  900,000 ...................................................             5              4,229,299            1.15
$  900,001 - $1,000,000 ...................................................             7              6,058,311            1.65
$1,000,001 - $2,000,000 ...................................................             6              6,482,942            1.77
$2,000,001 + ..............................................................             1              2,299,522            0.63
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Minimum Original Principal Balance:    $13,189
Maximum Original Principal Balance: $2,750,000
Average Original Principal Balance:   $255,793

          Scheduled Principal Balances of the Mortgage Loans as of the Mortgage Loan Cut-Off Date in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Scheduled Principal Balance                                                    Mortgage Loans       Cut-Off Date      Mortgage Pool
---------------------------                                                    --------------       ------------      -------------
$0         - $  100,000 ...................................................           301           $ 17,686,548            4.83%
$  100,001 - $  150,000 ...................................................           233             29,077,088            7.94
$  150,001 - $  200,000 ...................................................           152             26,463,231            7.23
$  200,001 - $  300,000 ...................................................           397            103,151,314           28.17
$  300,001 - $  400,000 ...................................................           248             85,424,158           23.33
$  400,001 - $  500,000 ...................................................           114             51,188,045           13.98
$  500,001 - $  600,000 ...................................................            33             18,342,009            5.01
$  600,001 - $  700,000 ...................................................            16             10,249,182            2.80
$  700,001 - $  800,000 ...................................................             8              5,905,020            1.61
$  800,001 - $  900,000 ...................................................             5              4,229,299            1.15
$  900,001 - $1,000,000 ...................................................             6              5,766,397            1.57
$1,000,001 - $2,000,000 ...................................................             5              6,395,860            1.75
$2,000,001 + ..............................................................             1              2,299,522            0.63
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Minimum Scheduled Principal Balance:        $57
Maximum Scheduled Principal Balance: $2,299,522
Average Scheduled Principal Balance:   $241,065

 Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Mortgage Interest Rate                                                         Mortgage Loans       Cut-Off Date      Mortgage Pool
----------------------                                                         --------------       ------------      -------------
5.500% - 5.749% ...........................................................             2           $    279,374            0.08%
5.750% - 5.999% ...........................................................            10              3,252,499            0.89
6.000% - 6.249% ...........................................................            14              4,319,641            1.18
6.250% - 6.499% ...........................................................            25              7,529,061            2.06
6.500% - 6.749% ...........................................................            63             19,943,698            5.45
6.750% - 6.999% ...........................................................           120             36,175,206            9.88
7.000% - 7.249% ...........................................................           187             66,105,903           18.05
7.250% - 7.499% ...........................................................           162             51,990,930           14.20
7.500% - 7.749% ...........................................................           122             33,766,186            9.22
7.750% - 7.999% ...........................................................           132             27,364,549            7.47
8.000% - 8.249% ...........................................................           116             23,694,696            6.47
8.250% - 8.499% ...........................................................            97             19,483,073            5.32
8.500% - 8.749% ...........................................................           112             19,844,939            5.42
8.750% - 8.999% ...........................................................           155             24,770,980            6.76
9.000% - 9.249% ...........................................................           122             19,142,457            5.23
9.250% - 9.499% ...........................................................            42              4,612,986            1.26
9.500% - 9.749% ...........................................................            22              2,658,326            0.73
9.750% - 9.999% ...........................................................            12                869,780            0.24
10.000% - 10.249% .........................................................             3                234,438            0.06
10.250% - 10.499% .........................................................             1                138,951            0.04
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Minimum Mortgage Rate:            5.500%
Maximum Mortgage Rate:           10.375%
Weighted Average Mortgage Rate:   7.603%

                Current Loan-to-Value Ratio* in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Loan-to-Value Ratios                                                           Mortgage Loans       Cut-Off Date      Mortgage Pool
--------------------                                                           --------------       ------------      -------------
Not Available .............................................................             4           $    860,154            0.23%
30.00% or less ............................................................            51              2,850,115            0.78
30.01% - 40.00% ...........................................................            35              7,119,859            1.94
40.01% - 50.00% ...........................................................            60             15,201,363            4.15
50.01% - 60.00% ...........................................................           103             26,130,831            7.14
60.01% - 65.00% ...........................................................           102             21,457,528            5.86
65.01% - 70.00% ...........................................................           121             32,614,564            8.91
70.01% - 75.00% ...........................................................           166             49,609,687           13.55
75.01% - 80.00% ...........................................................           383            124,489,400           34.00
80.01% - 85.00% ...........................................................            46              8,799,599            2.40
85.01% - 90.00% ...........................................................            72             15,949,748            4.36
90.01% - 95.00% ...........................................................            55             10,723,397            2.93
95.01% - 100.00% ..........................................................           303             47,656,738           13.01
100.01% - 105.00% .........................................................            17              2,578,952            0.70
Greater than 105.00% ......................................................             1                135,739            0.04
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======


Weighted Average Current Loan-to-Value: 75.30%

* These values were calculated using original principal balances for the First Horizon Mortgage Loans, the Roslyn Mortgage Loans and the American Home Mortgage Loans and the scheduled principal balances of the ReliaStar Mortgage Loans.

     Geographic Distribution of the Mortgaged Properties in Total Portfolio



                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
State                                                                          Mortgage Loans       Cut-Off Date      Mortgage Pool
-----                                                                          --------------       ------------      -------------
California ................................................................           189           $ 58,715,251           16.03%
Virginia ..................................................................           130             38,756,933           10.58
Pennsylvania ..............................................................            71             22,189,729            6.06
New Jersey ................................................................            78             16,126,539            4.40
Maryland ..................................................................            68             16,045,043            4.38
Georgia ...................................................................            95             15,872,867            4.33
Washington ................................................................            58             14,795,886            4.04
Illinois ..................................................................            45             14,503,041            3.96
Florida ...................................................................            71             14,335,731            3.91
Oregon ....................................................................            70             14,329,078            3.91
Michigan ..................................................................            42             13,486,900            3.68
Colorado ..................................................................            35             12,079,395            3.30
Other (34 States) .........................................................           567            114,941,280           31.39
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======


* No more than approximately 0.63% of the Mortgage Loans by Scheduled Princi-pal Balance will be secured by properties located in any one zip code area.

Delinquency Status of the Mortgage Loans as of the Cut-Off Date in Total Port-
                                     folio



                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Delinquency Status                                                             Mortgage Loans       Cut-Off Date      Mortgage Pool
------------------                                                             --------------       ------------      -------------
Current ...................................................................         1,437           $354,213,025           96.73%
30 - 59 Days ..............................................................            75             10,864,045            2.97
60 - 89 Days ..............................................................             7              1,100,604            0.30
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

           Property Types of Mortgaged Properties in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Property Type                                                                  Mortgage Loans       Cut-Off Date      Mortgage Pool
-------------                                                                  --------------       ------------      -------------
2 - 4 Family ..............................................................            24           $  2,699,639            0.74%
Co-op .....................................................................             1                339,772            0.09
Condominium ...............................................................            66             19,468,045            5.32
PUD .......................................................................           186             52,375,626           14.30
Rowhouse ..................................................................             8                614,813            0.17
Single Family .............................................................         1,212            286,428,908           78.22
Townhouse .................................................................            20              4,062,132            1.11
Not Available .............................................................             2                188,738            0.05
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

          Occupancy Status of Mortgaged Properties in Total Portfolio



                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Occupancy Status                                                               Mortgage Loans       Cut-Off Date      Mortgage Pool
----------------                                                               --------------       ------------      -------------
Investor ..................................................................            27           $  2,641,901            0.72%
Owner Occupied ............................................................         1,255            324,184,825           88.53
Second Home ...............................................................            59             21,620,532            5.90
Not Available .............................................................           178             17,730,415            4.84
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

  Original Terms to Stated Maturity for the Mortgage Loans in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Original Term                                                                  Mortgage Loans       Cut-Off Date      Mortgage Pool
-------------                                                                  --------------       ------------      -------------
Less than 240 Months ......................................................            19           $  3,660,082            1.00%
240 - 299 Months ..........................................................             2                239,018            0.07
300 - 359 Months ..........................................................            11              1,288,866            0.35
360 Months ................................................................         1,435            341,595,813           93.29
Greater than 360 Months ...................................................            52             19,393,895            5.30
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======


Minimum Original Term to Stated Maturity (Months):           84
Maximum Original Term to Stated Maturity (Months):          480
Weighted Average Original Term to Stated Maturity (Months): 364

  Remaining Terms to Stated Maturity for the Mortgage Loans in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Stated Remaining Term to Maturity                                              Mortgage Loans       Cut-Off Date      Mortgage Pool
---------------------------------                                              --------------       ------------      -------------
Less than 240 Months ......................................................           238           $ 24,002,762            6.55%
240 - 299 Months ..........................................................           136             26,220,911            7.16
300 - 359 Months ..........................................................         1,094            296,560,164           80.99
360+ Months ...............................................................            51             19,393,838            5.30
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Minimum Remaining Term to Stated Maturity (Months):            3
Maximum Remaining Term to Stated Maturity (Months):          478
Weighted Average Remaining Term to Stated Maturity (Months): 328

    Months to Next Rate Adjustment for the Mortgage Loans in Total Portfolio



                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Months to Next Rate Adjustment                                                 Mortgage Loans       Cut-Off Date      Mortgage Pool
------------------------------                                                 --------------       ------------      -------------
Fixed .....................................................................            62           $  6,150,759            1.68%
0 - 6 Months ..............................................................           205             29,870,078            8.16
7 - 12 Months .............................................................           182             26,661,729            7.28
13 - 18 Months ............................................................           164             29,711,416            8.11
19 - 24 Months ............................................................           154             31,446,906            8.59
25 - 30 Months ............................................................           182             42,662,059           11.65
31 - 36 Months ............................................................            62             21,093,666            5.76
37 - 42 Months ............................................................            34             10,535,160            2.88
43 - 48 Months ............................................................            47             12,472,807            3.41
49 - 54 Months ............................................................            43             15,687,705            4.28
55 - 60 Months ............................................................            79             28,813,694            7.87
61 - 66 Months ............................................................            49             15,776,818            4.31
67 - 72 Months ............................................................            93             30,773,098            8.40
73 - 78 Months ............................................................             3                752,983            0.21
79 - 84 Months ............................................................            27              9,926,895            2.71
85 - 90 Months ............................................................            15              7,338,899            2.00
91 - 96 Months ............................................................            60             24,294,557            6.63
97 - 102 Months ...........................................................            37             14,308,941            3.91
103 - 108 Months ..........................................................             1                348,308            0.10
109 - 114 Months ..........................................................             3              1,014,399            0.28
115 - 120 Months ..........................................................            17              6,536,797            1.79
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Weighted Average Next Rate Adjustment (Months): 45

    Maximum Lifetime Mortgage Rate for the Mortgage Loans in Total Portfolio



                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Range(%)                                                                       Mortgage Loans       Cut-Off Date      Mortgage Pool
--------                                                                       --------------       ------------      -------------
Fixed .....................................................................            62           $  6,150,759            1.68%
10.500% or Less ...........................................................             6              1,802,629            0.49
10.501% - 11.000% .........................................................            17              5,329,383            1.46
11.001% - 11.500% .........................................................            58             20,336,859            5.55
11.501% - 12.000% .........................................................           212             67,441,408           18.42
12.001% - 12.500% .........................................................           300             98,627,333           26.93
12.501% - 13.000% .........................................................           153             39,828,967           10.88
13.001% - 13.500% .........................................................            97             25,100,469            6.85
13.501% - 14.000% .........................................................           163             31,680,824            8.65
14.001% - 14.500% .........................................................           136             22,904,319            6.25
14.501% - 15.000% .........................................................           193             28,534,265            7.79
15.001% - 15.500% .........................................................            72             11,134,209            3.04
15.501% - 16.000% .........................................................            22              2,887,223            0.79
16.001% - 16.500% .........................................................             6              2,201,618            0.60
16.501% - 17.000% .........................................................             9                471,395            0.13
17.001% - 17.500% .........................................................             3                161,250            0.04
17.501% or Greater ........................................................            10              1,584,764            0.43
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Weighted Average Maximum Mortgage Rate: 12.894%

          Periodic Rate Cap for the Mortgage Loans in Total Portfolio



                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Periodic Rate Cap                                                              Mortgage Loans       Cut-Off Date      Mortgage Pool
-----------------                                                              --------------       ------------      -------------
Fixed .....................................................................            62           $  6,150,759            1.68%
0.000% ....................................................................            23              1,452,350            0.40
2.000% ....................................................................         1,434            358,574,566           97.92
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Weighted Average Periodic Rate Cap: 2.000%

           Initial Rate Cap for the Mortgage Loans in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Initial Rate Cap                                                               Mortgage Loans       Cut-Off Date      Mortgage Pool
  ---------------                                                               -------------       -----------        ------------
Fixed .....................................................................            62           $  6,150,759            1.68%
0.000% ....................................................................            24              1,615,899            0.44
2.000% ....................................................................           366             59,063,864           16.13
4.000% ....................................................................             1                464,024            0.13
4.750% ....................................................................             1                261,322            0.07
4.875% ....................................................................             1                162,644            0.04
5.000% ....................................................................         1,064            298,459,163           81.51
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Weighted Average Initial Rate Cap: 4.504%

             Gross Margin for the Mortgage Loans in Total Portfolio


                                                                                                     Aggregate
                                                                                                 Scheduled Balance
                                                                                  Number of      Outstanding as of         % of
Gross Margin                                                                   Mortgage Loans       Cut-Off Date      Mortgage Pool
------------                                                                   --------------       ------------      -------------
Fixed .....................................................................            62           $  6,150,759            1.68%
1.999% or Less ............................................................             9              1,082,545            0.30
2.000 - 2.249% ............................................................            19              1,130,307            0.31
2.250 - 2.499% ............................................................             1                430,471            0.12
2.500 - 2.749% ............................................................            65              7,944,478            2.17
2.750 - 2.999% ............................................................           962            284,849,725           77.79
3.000 - 3.249% ............................................................           386             62,630,452           17.10
3.250 - 3.499% ............................................................             6                730,598            0.20
3.500 - 3.749% ............................................................             8              1,085,119            0.30
3.750% or Greater .........................................................             1                143,221            0.04
                                                                                    -----           ------------          ------
 Total ....................................................................         1,519           $366,177,674          100.00%
                                                                                    =====           ============          ======

Weighted Average Gross Margin: 2.793%

   Investors should rely only on the information contained in this Prospectus Supplement and the accompanying Prospectus. The Seller, the Issuer or the Un-derwriter have not authorized anyone to provide investors with different infor-mation. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Certificates offered hereby nor an offer of such Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus Supplement and the accompanying Pro-spectus at any time does not imply that information herein is correct as of any time subsequent to its date.

   Until 90 days after the date of this Prospectus Supplement, all dealers ef-fecting transactions in the Certificates offered hereby, whether or not parti-cipating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               TABLE OF CONTENTS

                             Prospectus Supplement



                                                                            Page
                                                                            ----

Summary of Terms .......................................................     S-4
Risk Factors ...........................................................    S-19
Description of the Mortgage Loans ......................................    S-21
The Master Servicer and the Servicers ..................................    S-25
Mortgage Loan Origination ..............................................    S-30
Description of the Certificates ........................................    S-31
Yield and Prepayment Considerations ....................................    S-45
The Pooling and Servicing Agreement ....................................    S-53
Federal Income Tax Considerations ......................................    S-64
ERISA Considerations ...................................................    S-65
Restrictions on Purchase and Transfer of the Residual Certificates......    S-67
Legal Investment .......................................................    S-68
Method of Distribution .................................................    S-68
Legal Matters ..........................................................    S-69
Rating .................................................................    S-69
Index of Principal Definitions .........................................    S-70
Annex A - Certain Characteristics of the
  Mortgage Loans........................................................    A-1

                                   Prospectus

Prospectus Supplement ...................................................      2
Available Information ...................................................      2
Incorporation of Certain Documents By Reference .........................      3
Reports to Securityholders ..............................................      3
Summary of Terms ........................................................      4
Risk Factors ............................................................     18
The Trust Fund ..........................................................     21
Use of Proceeds .........................................................     31
The Seller ..............................................................     32
The Mortgage Loans ......................................................     32
Description of the Securities ...........................................     35
Exchangeable Securities .................................................     42
Credit Enhancement ......................................................     47
Yield and Prepayment Considerations .....................................     53
Administration ..........................................................     55
Legal Aspects of the Mortgage Loans .....................................     67
Federal Income Tax Consequences .........................................     76
State Tax Consequences ..................................................    106
ERISA Considerations ....................................................    106
Legal Investment ........................................................    111
Method of Distribution ..................................................    113
Legal Matters ...........................................................    113
Financial Information ...................................................    113
Rating ..................................................................    114
Glossary ................................................................    115

                                  $362,332,500
                                 (Approximate)


                           Structured Asset Mortgage
                                Investments Inc.



                             Bear Stearns ARM Trust
                             Mortgage Pass-Through
                                 Certificates,
                                 Series 2001-1



                             PROSPECTUS SUPPLEMENT



                            Bear, Stearns & Co. Inc.



                                January 30, 2001